JULY 31, 2001

ANNUAL REPORT

INVESCO STOCK FUNDS, INC.

BLUE CHIP GROWTH FUND
DYNAMICS FUND
GROWTH & INCOME FUND
INVESCO ENDEAVOR FUND
S&P 500 INDEX FUND
SMALL COMPANY GROWTH FUND
VALUE EQUITY FUND

"DESPITE THE PERSISTENT VOLATILITY THAT HAS GRIPPED EQUITY MARKETS FOR MOST OF THE SUMMER, WE ARE CAUTIOUSLY OPTIMISTIC ABOUT THE NEAR-TERM OUTLOOK FOR THE ECONOMY AND FOR STOCKS."

SEE PAGE 17


[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

FELLOW SHAREHOLDER:

A DISCIPLINED APPROACH FOR ALL SEASONS

While the weather was heating up this past summer, the stock market was sending a shiver through stock investors -- particularly those with exposure to growth-oriented companies. And, unfortunately, we've experienced more than just a short-lived case of the summertime blahs. During the one-year period ended July 31, 2001, we saw the once red-hot Nasdaq Composite Index(2) plunge 46.19% and the S&P 500 Index(2) drop 14.32%.

Of course, the question on everyone's mind is when the economy's deep freeze will start to thaw. Long-term investors know that cold spells in the market are to be expected, but after the consistent prosperity of the 1990s, we're all anxious to feel the sun on our faces once again.

Eager for a rebound as we may be, rather than get caught up in too much speculation -- which invites market timing, a notoriously ineffective way to invest -- we are relying on the same philosophy that has guided us through every tough market environment since 1932. We have confidence in the cyclical nature of the market and a belief in the long-term power of disciplined investing.

While we acknowledge the futility of trying to gauge the market's every move, history shows that cycles in fair and foul conditions are the norm, with a general upward trend prevailing. We may not know precisely when we'll feel the next seasonal change, but we know this change will come.

Similarly, the growth companies most of our stock funds favor may be struggling at present, but we are preparing for their eventual rebound. Indeed, in analyzing the performance of growth versus value stocks over extended periods of time, these two categories of investments have tended to regularly swap leadership. Most recently, growth stocks led the way in 1998 and 1999, only to be bettered by value stocks in 2000 and thus far in 2001. Given this data, we don't think it's unreasonable to believe that growth stocks are poised to make another comeback.* And because growth and value investing are different, they're quite complementary. That's why many investors diversify their portfolios across both investment styles in an effort to achieve more consistent overall returns.

Meanwhile, our investment discipline has not wavered. We consistently practice rigorous, bottom-up research. We simply feel that the heart of investing lies in finding companies with skilled management teams, solid fundamentals, and a proven ability to execute. In our opinion, shifts in market sentiment never supercede the importance of this process because, over time, the best companies endure any number of climate changes.

We realize how difficult it is to keep this in mind during periods as stormy as this past year has been, and we appreciate your continued confidence in our funds. The good news is that if history is our guide, a market upswing -- whether it comes sooner or later -- will eventually reward those investors with the vision and fortitude to have seen beyond the clouds and invested for the long term.

Sincerely,

/s/ Mark H. Williamson
----------------------
Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

*BASED ON A COMPARISON OF RETURNS POSTED BY THE RUSSELL 1000 GROWTH INDEX, AN UNMANAGED INDEX OF 1,000 GROWTH STOCKS, AND THE RUSSELL 1000 VALUE INDEX, AN UNMANAGED INDEX OF 1,000 VALUE STOCKS. INVESTORS CANNOT INVEST DIRECTLY IN ANY INDEX. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

"WE WANT TO INVEST IN COMPANIES CAPABLE OF GROWING THEIR MARKETS AND THAT POSSESS BALANCE SHEETS THAT ARE STRONG ENOUGH TO WEATHER VIRTUALLY ANY BUSINESS CLIMATE." - PAGE 20

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN...........................1

FUND REPORTS.......................................3

AN INTERVIEW WITH TIM MILLER......................19

MARKET HEADLINES..................................21

INVESTMENT HOLDINGS...............................22

FINANCIAL STATEMENTS..............................59

NOTES TO FINANCIAL STATEMENTS.....................83

FINANCIAL HIGHLIGHTS..............................90

                                                                    INVESCO STOCK FUNDS, INC.
                                                                            TOTAL RETURN
                                                                       PERIODS ENDED 7/31/01*


                                                                                                                    Manager's
                                                        Cumulative                              10 years* or           Report
Fund (Inception)                                        6 Months      1 year       5 years+     Since Inception**      Page #
-----------------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND - INVESTOR CLASS (11/35)          (46.15%)      (56.43%)     5.38%          8.18%                    3

BLUE CHIP GROWTH FUND - CLASS C (2/00)                  (47.30%)      (57.67%)       N/A        (42.76%)** *               3

BLUE CHIP GROWTH FUND - CLASS K (12/00)                 (46.84%)      N/A            N/A        (43.99%)**                 3

DYNAMICS FUND - INSTITUTIONAL CLASS (5/00)              (29.81%)      (37.78%)       N/A        (24.63%)** *               6

DYNAMICS FUND - INVESTOR CLASS (9/67)                   (29.93%)      (37.94%)    15.13%         16.59%                    6

DYNAMICS FUND - CLASS C (2/00)                          (31.16%)      (39.45%)       N/A        (29.09%)** *               6

DYNAMICS FUND - CLASS K (12/00)                         (30.04%)      N/A            N/A        (23.60%)**                 6

GROWTH & INCOME FUND - INVESTOR CLASS (7/98)            (35.71%)      (43.25%)       N/A          6.11%** *                9

GROWTH & INCOME FUND - CLASS C (2/00)                   (36.98%)      (44.72%)       N/A        (30.83%)** *               9

GROWTH & INCOME FUND - CLASS K (12/00)                  (35.71%)      N/A            N/A        (32.92%)**                 9

INVESCO ENDEAVOR FUND - INVESTOR CLASS (10/98)          (41.03%)      (54.86%)       N/A          5.81%** *               11

INVESCO ENDEAVOR FUND - CLASS C (2/00)                  (42.28%)      (56.22%)       N/A        (44.59%)** *              11

INVESCO ENDEAVOR FUND - CLASS K (12/00)                 (41.08%)      N/A            N/A        (38.36%)**                11

S&P 500 INDEX FUND - INSTITUTIONAL CLASS (12/97)        (11.21%)      (15.09%)       N/A          8.48%** *               14

S&P 500 INDEX FUND - INVESTOR CLASS (12/97)             (11.05%)      (15.07%)       N/A          8.66%** *               14

SMALL COMPANY GROWTH FUND - INVESTOR CLASS (12/91)      (17.62%)      (26.53%)    14.29%         15.74%** *               15

SMALL COMPANY GROWTH FUND - CLASS C (02/00)             (19.04%)      (28.24%)       N/A        (25.84%)** *              15

VALUE EQUITY FUND - INVESTOR CLASS (5/86)                (3.57%)        0.20%      9.46%         11.12%                   17

VALUE EQUITY FUND - CLASS C (2/00)                       (5.10%)       (1.49%)       N/A         0.69%** *                17

+ PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES FOR THE CUMULATIVE 6 MONTH AND 1 YEAR PERIODS SHOWN AT THE RATE OF 1%.

*AVERAGE ANNUALIZED

**FOR FUNDS INTRODUCED MORE RECENTLY

YOUR FUND'S REPORT

BLUE CHIP GROWTH FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The one-year period ended July 31, 2001, proved disappointing, especially for investors in large-cap growth stocks. Indeed, this segment of the market experienced a series of sharp losses caused by slackening demand in an increasingly weak economic climate, which in turn brought on overcapacity and sinking earnings in many mainstay growth firms.

Unfortunately, funds with a growth bias were hard-hit, as evidenced during the year ended July 31, 2001, by the 56.43% decline posted by Blue Chip Growth Fund-Investor Class shares. The fund's benchmark, the S&P 500 Index, fell as well, dropping a less precipitous 14.32%. (Of course, past performance is not a guarantee of future results.)(1),(2)

TECH STOCKS STUMBLE IN A WEAK ECONOMY

Investing in leading technology companies has always been a key element of our approach, as technology is one of the most promising areas for long-term growth -- even in light of the past year's slide. With this in mind, we chose to stay committed to this sector throughout the downturn, which resulted in the fund's underperformance. Most of our tech holdings stumbled due to weak economic conditions.

--------------------------------------------------------------------------------
                              BLUE CHIP GROWTH FUND -
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/01
--------------------------------------------------------------------------------
AOL Time Warner.................................4.72%
Cisco Systems...................................4.52%
Corning Inc.....................................4.46%
JDS Uniphase....................................4.45%
Nextel Communications Class A Shrs..............4.13%
Brocade Communications Systems..................3.89%
Applied Micro Circuits..........................3.83%
Maxim Integrated Products.......................3.73%
Vitesse Semiconductor...........................3.68%
VeriSign Inc....................................3.56%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

For example, much was made in the media about JDS Uniphase's annual loss of $50 billion reported in July -- a loss that was the result of write-offs associated with "New Economy" investments purchased at the height of the boom. However, we were not surprised by the large write-off, and anticipate similar announcements from other companies going forward. In fact, we decided to retain JDS in the fund, noting the company's strong balance sheet ($1.8 billion in cash) and its absence of debt. Furthermore, JDS met analysts' expectations for growth in reporting results for its fiscal fourth quarter ended June 30, and its management team delivered positive cash flow throughout a tough operating quarter. In short, while the stock of JDS Uniphase underperformed this past year, the company has the potential to emerge with a lean cost structure and a strong product line -- which we believe should propel it and other similarly well-positioned tech firms toward growth once the economy picks up.

On the other hand, there were a few holdings that detracted from the fund's performance because of fundamental missteps. The most notable of these was Palm Inc. Though no longer in the portfolio, this company hampered the fund's overall return during the period when it made an unexpected error in product distribution. Management prematurely announced that an updated personal digital assistant (PDA) would be released, causing an abundance of Palm merchandise still on shelves to become difficult to sell. Eventually, these old units had to be offered at a steep discount.

SELECT INTERNET STOCKS SHOW RESILIENCE

During the past year, we were cautious with regard to the fund's Internet company exposure, as many of these firms have faltered in the wake of the dot-com fallout. Using bottom-up research as our guide, we targeted a select group of stocks with Internet-based businesses, focusing mainly on AOL Time Warner -- the largest holding in the fund as of July 31 -- and eBay Inc, the pioneer online auction house.

We were pleased to see both of these companies soundly outperform the S&P 500 for the period and emerge from the Internet fallout as leaders. AOL continued to dominate the Internet industry with significant market penetration, while also benefiting from its January 11th merger with Time Warner, which created a combined company with an unmatched collection of brands, strong pricing power, and diversification of revenue sources. Meanwhile, eBay was the top contributor to the fund's performance for the period, thanks to a business model that has consistently stood out as one of the most unique and successful in the Internet space.

Looking ahead, we will continue to focus on leading growth companies like these. Though many have been struggling in today's harsh market environment, we firmly believe that once the cycle shifts, the fund will be appropriately positioned for a rebound. This may take time, but we are optimistic that the Federal Reserve's interest rate cuts and the inventory reductions we're beginning to see will have a positive impact going forward.

LINE GRAPH:  INVESCO BLUE CHIP GROWTH FUND - INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Blue Chip Growth Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 7/31/01.

      INVESCO BLUE CHIP GROWTH FUND -                 S&P 500 INDEX(2)
             INVESTOR CLASS

7/91  $10,000                                         $10,000
7/92  $10,795                                         $11,277
7/93  $12,325                                         $12,259
7/94  $12,586                                         $12,891
7/95  $14,505                                         $16,251
7/96  $16,886                                         $18,941
7/97  $24,228                                         $28,811
7/98  $29,627                                         $34,374
7/99  $36,391                                         $41,318
7/00  $50,371                                         $45,024
7/01  $21,944                                         $38,576

LINE GRAPH:  INVESCO BLUE CHIP GROWTH FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Blue Chip Growth Fund -Class C to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 7/31/01.

      INVESCO BLUE CHIP GROWTH FUND -                 S&P 500 INDEX(2)
                CLASS C

2/00  $10,000                                         $10,000
7/00  $10,218                                         $10,519
7/01  $ 4,428                                         $ 9,013

LINE GRAPH:  INVESCO BLUE CHIP GROWTH FUND - CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Blue Chip Growth Fund -Class K to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 7/31/01.

      INVESCO BLUE CHIP GROWTH FUND -                 S&P 500 INDEX(2)
               CLASS K

12/00 $10,000                                         $10,000
7/01  $ 5,601                                         $ 9,284

(1) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE INDEXES ARE NOT MANAGED; THEREFORE, THAT PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THIS OR ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF TRENT E. MAY OMITTED]
TRENT E. MAY, CFA
BLUE CHIP GROWTH FUND

SENIOR VICE PRESIDENT TRENT MAY IS LEAD MANAGER OF BLUE CHIP GROWTH FUND. HE RECEIVED A BS FROM THE FLORIDA INSTITUTE OF TECHNOLOGY AND AN MBA FROM ROLLINS COLLEGE. TRENT BEGAN HIS INVESTMENT CAREER IN 1991, AND JOINED INVESCO FUNDS GROUP IN 1996. HE IS A CHARTERED FINANCIAL ANALYST.

[PHOTOGRAPH OF DOUGLAS J. MCELDOWNEY OMITTED]
DOUGLAS J. MCELDOWNEY, CFA, CPA
BLUE CHIP GROWTH FUND

DOUGLAS MCELDOWNEY IS A VICE PRESIDENT AT INVESCO FUNDS GROUP AND CO-MANAGER OF BLUE CHIP GROWTH FUND. DOUG RECEIVED HIS BA FROM THE UNIVERSITY OF KENTUCKY AND HIS MBA FROM ROLLINS COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1984 AND HAS CO-MANAGED THIS FUND SINCE APRIL 1999. HE IS A CHARTERED FINANCIAL ANALYST AND CERTIFIED PUBLIC ACCOUNTANT.

NEW NAME FOR INVESCO
BLUE CHIP GROWTH FUND

Effective October 1, we will be changing the name of INVESCO Blue Chip Growth Fund to INVESCO GROWTH FUND. The name change will ensure that the fund meets the recently adopted SEC rules that a fund with a name that suggests a particular investment emphasis have at least 80% of its assets invested in a manner consistent with its name. We believe the name INVESCO GROWTH FUND will better represent the fund's objective and investment style, help communicate the primary focus of the fund, and help to avoid any confusion.

Despite the name change, the fund will retain the same characteristics that led you to include it in your portfolio. Trent May and Doug McEldowney will continue to manage the fund, the fund's objective will continue to be long-term capital growth, and the fund's investment strategy remains unchanged.

The fund invests primarily in the common stocks of large-capitalization companies that have, or are expected to have, a history of earnings growth, regardless of the business cycle. The fund invests in companies we believe to be leaders or emerging leaders that have, or are expected to have, superior financial returns and serve attractive growth markets. A smaller, but important, emphasis is placed on companies that have or are expected to have accelerating earnings, revenues and cash flows.

Our managers will continue to rely on bottom-up fundamental analysis to identify promising growth companies, leveraging the expertise of INVESCO's entire growth and sector investing teams.

PIE CHART:  BLUE CHIP GROWTH FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/01
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Semiconductors.............................20.48%
            Telecommunications Equipment...............17.87%
            Computer Storage & Peripherals..............7.05%
            Networking Equipment........................6.96%
            Movies & Entertainment......................4.72%
            Systems Software............................4.53%
            Investment Adviser/Broker-Dealer Services...4.29%
            Wireless Telecommunication Services........ 4.13%
            Application Software........................3.74%
            Diversified Financial Services..............3.64%
            Other Industries...........................23.15%
            Net Cash & Equivalents.....................(0.56%)

YOUR FUND'S REPORT

DYNAMICS FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

During the past fiscal year, fears of a slowing economy prompted investors to sell growth stocks and rotate into companies believed to be better positioned to weather an economic downturn. This growing risk aversion led to the tech-laden Nasdaq Composite Index enduring its second, more pronounced, decline. From the end of August through early April, the Nasdaq dropped by more than 60% -- a sell-off of unprecedented severity.

Many of the fund's holdings were also caught up in the downdraft, and, for the year ended July 31, 2001, the value of Dynamics Fund-Investor Class shares declined by 37.94%, underperforming the S&P MidCap 400 Index, which rose 5.58%. The fund's relative performance improves somewhat when compared to a benchmark that is more consistent with our growth emphasis. The fund slightly underperformed the Russell MidCap Growth Index's decline of 31.81% and outperformed the Nasdaq's loss of 46.19%. (Of course, past performance is not a guarantee of future results.)(3),(4)

TECHNOLOGY STOCKS HURT PERFORMANCE

Throughout the period, we remained confident that the Federal Reserve would successfully engineer a "soft" economic landing, whereby the central bank's interest rate interventions would slow economic growth, yet avoid recession. On this count, our analysis and optimism proved to be on the mark. However, we did not anticipate the severe "profit recession" that has gripped most technology and telecommunications companies thus far in 2001. These two sectors' financial problems stem from exuberant market conditions of 1998 and 1999, a period that saw excessive capital investment translate into too much capacity and too many marginal companies going public.

When these excesses were wrung out of the market during the past year, the effects rippled through the technology and telecommunications sectors, affecting both core franchises and more questionable ventures alike. While we avoided some of the more high-profile disasters, notably the so-called "dot-com" companies, several of our smaller tech positions declined sharply, including our investments in software designer Ariba Inc and handheld computer maker Palm Inc, both of which we sold. In addition, nearly all of our telecommunications holdings declined sharply.

For the most part, our margin of underperformance was not due to our weightings in these two sectors, but rather, the cumulative effect of sharp declines by a handful of young, emerging companies to which we had relatively small exposure. However, the speed and magnitude of the earnings slowdown in these sectors, coupled with our belief that the Fed's interest rate cuts would rekindle the economic expansion, kept us from cutting our losses sooner.

--------------------------------------------------------------------------------
                                 DYNAMICS FUND-
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/01
--------------------------------------------------------------------------------
Forest Laboratories.............................2.60%
Harrah's Entertainment..........................1.69%
eBay Inc........................................1.40%
King Pharmaceuticals............................1.39%
Time Warner Telecom Class A Shrs................1.31%
Teva Pharmaceutical Industries Ltd Sponsored
    ADR Representing Ord Shrs.................. 1.31%
USA Networks................................... 1.25%
USA Education.................................. 1.23%
Paychex Inc.................................... 1.12%
Kohl's Corp.................................... 1.12%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

FUND MANAGEMENT

[PHOTOGRAPH OF TIMOTHY J. MILLER OMITTED]
TIMOTHY J. MILLER, CFA
DYNAMICS FUND

CHIEF INVESTMENT OFFICER TIM MILLER IS LEAD MANAGER OF DYNAMICS FUND. HE ALSO LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM. PRIOR TO JOINING INVESCO FUNDS GROUP, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS AN MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST. TIM HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE.

HEALTH CARE AND FINANCIAL SERVICES STOCKS SUPPORTED PERFORMANCE

While tech and telecom hindered the fund's showing, our health care and financial services stocks performed quite well. In particular, our overweighted position in specialty pharmaceutical firms, such as Forest Laboratories, the fund's largest holding, and King Pharmaceuticals, continued to benefit from the potential offered by their products currently on the market as well as those still in research and development. Another positive contributor in the group was ALZA Corp, which Johnson & Johnson acquired at a premium.

Elsewhere, the decision we made last summer to overweight our position in financial services stocks paid off during the last 12 months as companies, such as brokerage firm Lehman Brothers Holdings and insurer John Hancock Financial Services, advanced on the heels of the Fed's adoption of a more accommodative monetary stance. While we were increasing our financial services exposure, we were decreasing our energy weighting -- a decision that helped support performance when energy stocks softened as the period progressed.

DESPITE RECENT PERFORMANCE, OUR STRATEGY REMAINS INTACT

The poor markets of the past 18 months have wrung out many of the valuation excesses that defined the equity market in the late 1990s. Today, we are investing in long-term growth franchises at what we believe will prove to be exceptional prices several years from now.

LINE GRAPH: INVESCO DYNAMICS FUND -
            INVESTOR CLASS GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Investor Class to the value of a $10,000 investment in the S&P MidCap 400 Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 7/31/01.

      INVESCO DYNAMICS FUND -             S&P MIDCAP
         INVESTOR CLASS                      400 INDEX(4)

7/91  $10,000                             $10,000
7/92  $11,923                             $11,738
7/93  $14,940                             $13,694
7/94  $16,020                             $14,177
7/95  $20,926                             $17,649
7/96  $22,945                             $19,018
7/97  $31,356                             $27,647
7/98  $37,123                             $30,746
7/99  $49,737                             $36,686
7/00  $74,775                             $44,541
7/01  $46,405                             $47,026

LINE GRAPH: INVESCO DYNAMICS FUND -
            CLASS C GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Class C to the value of a $10,000 investment in the S&P MidCap 400 Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 7/31/01.

      INVESCO DYNAMICS FUND -             S&P MIDCAP
         CLASS C                             400 INDEX(4)

2/00  $10,000                             $10,000
7/00  $ 9,834                             $10,645
7/01  $ 6,053                             $11,239

LINE GRAPH: INVESCO DYNAMICS FUND -
            CLASS K GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Class K to the value of a $10,000 investment in the S&P MidCap 400 Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 7/31/01.

      INVESCO DYNAMICS FUND -             S&P MIDCAP
      CLASS K                                400 INDEX(4)

12/00 $10,000                             $10,000
7/01  $ 7,640                             $10,707

In health care, prolific product development pipelines have us enthusiastic about the long-term earnings growth potential for several pharmaceutical and medical device companies, as well as select biotech innovators. We are also evaluating several opportunities in the energy sector, which appear poised to benefit from improved pricing when the economy recovers. We also remain optimistic on the long-term prospects for technology and telecommunications stocks. Despite their recent troubles, we are already starting to see inventories being worked through. Furthermore, we continue to see large multinational companies using tech and telecom equipment to enhance their productivity. These observations only underscore our optimism about these sectors' long-term potential.

LINE GRAPH: INVESCO DYNAMICS FUND -
            INSTITUTIONAL CLASS GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Institutional Class to the value of a $10,000 investment in the S&P MidCap 400 Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (5/00) through 7/31/01.

      INVESCO DYNAMICS FUND -             S&P MIDCAP
         INSTITUTIONAL CLASS                400 INDEX(4)

5/00  $10,000                             $10,000
7/00  $11,474                             $10,307
7/01  $ 7,139                             $10,882

PIE CHART:  DYNAMICS FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/01
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Semiconductors...............................12.67%
            Application Software..........................9.06%
            Pharmaceuticals...............................7.58%
            Investment Adviser/Broker Dealer Services.....4.50%
            Biotechnology.................................3.94%
            Advertising...................................3.66%
            Cable & Satellite Operators...................3.07%
            Health Care Equipment.........................2.93%
            Telecommunications Equipment..................2.84%
            Banks.........................................2.73%
            Other Industries.............................40.47%
            Net Cash & Cash Equivalents...................6.55%

(3)Past performance is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased. The line graphs illustrate the value of a $10,000 investment, plus reinvested dividends and capital gain distributions. The charts and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would have lowered its performance.

(4)The S&P MidCap 400 Index is an unmanaged index reflecting the performance of the stocks of 400 medium-sized companies, the Russell MidCap Growth Index measures the performance of the 800 smallest companies in the Russell 1000, and the Nasdaq Composite Index is an unmanaged index of stocks traded over-the-counter. The indexes are not managed; therefore, their performance does not reflect management fees and other expenses associated with the fund. Investors cannot invest directly in these or any market index.

YOUR FUND'S REPORT

GROWTH & INCOME FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

During the one-year period ended July 31, 2001, the economy slowed significantly, continuing the downward trend that began in March 2000. As a result, corporate earnings -- particularly those for companies in traditional growth sectors like technology and telecommunications -- slackened, and investor sentiment grew increasingly negative. Indeed, though the Federal Reserve reversed its tightening stance by cutting interest rates six times between January and July 2001, we did not see a sustained turnaround during the period.

LINE GRAPH: INVESCO GROWTH & INCOME FUND -
            INVESTOR CLASS GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (7/98) through 7/31/01.

      INVESCO GROWTH & INCOME FUND -            S&P 500 INDEX(6)
         INVESTOR CLASS

7/98  $10,000                                   $10,000
7/99  $16,180                                   $12,020
7/00  $21,163                                   $13,098
7/01  $12,009                                   $11,222

LINE GRAPH: INVESCO GROWTH & INCOME FUND -
            CLASS C GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 7/31/01.

      INVESCO GROWTH & INCOME FUND -            S&P 500 Index(6)
         CLASS C

2/00  $10,000                                   $10,000
7/00  $10,374                                   $10,519
7/01  $ 5,838                                   $ 9,013

Consequently, the Nasdaq Composite Index lost 46.19% and the S&P 500 Index declined 14.32% for the one-year period ended July 31, 2001. In comparison, Growth & Income Fund-Investor Class shares fell 43.25% during the same period. Unfortunately, while the fund was able to outpace the S&P 500 for calendar year 2000 -- in spite of the challenging conditions for growth stocks that year -- it completed the annual reporting period trailing its benchmark. (Of course, past performance is not a guarantee of future results.)(5),(6)

WAITING FOR THE REBOUND IN TECHNOLOGY

Behind our success early in the period was a decision we made in 2000 to reduce the fund's exposure to the technology sector, which was subsequently dragged down by earnings woes. However, starting in January 2001, we chose to gradually and incrementally move assets back into a number of carefully selected tech stocks after the Federal Reserve trimmed interest rates two times during the month. In analyzing historical data showing market trends following Fed rate cuts, we believed that within a short period of time, growth sectors -- led by technology issues -- would experience a rebound.

Although stocks did surge in January, and then later in April, these gains were given back and our repositioning proved premature, impeding the fund's forward progress. But rather than rush out of technology, we opted to focus on the long term. A rebound may not have occurred exactly when we had hoped, but that doesn't mean one won't take place. It seems to us that given today's environment -- in which even the highest quality tech names have limited earnings visibility -- it would be an error to eschew the technology sector, which has soundly outperformed all other sectors over the past 10 years. We prefer to wait patiently for what we believe will be an inevitable upturn in these firms' stock prices. With this in mind, we held a 37% position in technology as of July 31, 2001, which was significantly higher than the S&P 500 Index's 18% tech weighting.

We are especially bullish on leaders within the sector, such as EMC Corp and Cisco Systems. As key players in the crucial build-up of e-commerce infrastructure, these companies are poised to be standout performers once the economy turns the corner and businesses begin making productivity-enhancing investments. Additionally, with valuations having fallen off so severely, we believe that the possible rewards far outweigh the risks of investing in these tech leaders. Therefore, even though tech holdings detracted from the fund's overall performance during this past year, we have retained them in the portfolio.

MORE DEFENSIVE GROWTH NAMES DAMPEN VOLATILITY

We consistently devote a portion of the portfolio to dividend-paying growth stocks representing less volatile industries, such as industrials, oil and gas, insurance, and health care equipment. This approach proved helpful in mitigating the year's turbulence, as holdings like General Electric -- the fund's largest holding as of July 31 -- held steady.

American International Group and Baxter International turned in solid performances as well. During periods of economic weakness, investors tend to gravitate toward more staid, traditional firms like these, though our investment in them was also driven by our confidence in their ability to grow earnings. Meanwhile, we were pleased with the results posted by a number of our energy holdings, which did particularly well in the first half of the period when commodity prices were on the rise.

Although we will keep investing in more defensive names like these, our emphasis will remain on higher-beta sectors that, while volatile, possess the most compelling long-term growth prospects. It may take additional time and discipline before this strategy works to the fund's advantage, but we are encouraged by recent signs that the economy might be positioning itself for a turnaround. Consumer confidence appears at this juncture to have bottomed in February, while consumer spending has not slackened and is expected to continue growing at a healthy rate, and leading economic indicators seem to have improved. Given these circumstances, the growth stocks we favor should snap back and enjoy renewed strength going forward.

--------------------------------------------------------------------------------
                             GROWTH & INCOME FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/01
--------------------------------------------------------------------------------
General Electric ............................... 4.68%
Cisco Systems................................... 4.32%
American International Group.................... 3.79%
Citigroup Inc................................... 3.78%
El Paso......................................... 3.41%
Dynegy Inc Class A Shrs......................... 3.30%
Baxter International............................ 3.27%
Tyco International Ltd.......................... 3.23%
EMC Corp........................................ 2.85%
King Pharmaceuticals............................ 2.48%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

LINE GRAPH: INVESCO GROWTH & INCOME FUND - CLASS K GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 7/31/01.

      INVESCO GROWTH & INCOME FUND -      S&P 500 INDEX(6)
         CLASS K

12/00 $10,000                             $10,000
7/01  $ 6,708                             $ 9,284

PIE CHART:  GROWTH & INCOME FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/01
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals................ 13.02%
            Industrial Conglomerates.........7.90%
            Networking Equipment.............7.17%
            Application Software.............7.00%
            Movies & Entertainment...........5.95%
            Health Care Equipment............5.23%
            Computer Storage & Peripherals...4.77%
            Multi-Line Insurance.............4.60%
            Semiconductors...................4.59%
            Diversified Financial Services...3.78%
            Other Industries................35.79%
            Net Cash & Cash Equivalents......0.20%

(5)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(6)THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET, AND THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THESE OR ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF FRITZ MEYER OMITTED]
FRITZ MEYER
GROWTH & INCOME FUND

VICE PRESIDENT FRITZ MEYER IS LEAD MANAGER OF GROWTH & INCOME FUND. FRITZ RECEIVED HIS AB FROM DARTMOUTH COLLEGE WITH A DISTINCTION IN ECONOMICS, AND HIS MBA FROM AMOS TUCK SCHOOL-DARTMOUTH COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1976 AND JOINED INVESCO FUNDS GROUP IN 1996. PRIOR TO JOINING INVESCO, FRITZ WAS AN EXECUTIVE VICE PRESIDENT AND PORTFOLIO MANAGER WITH NELSON, BENSON & ZELLMER, INC. IN DENVER, COLORADO.

[PHOTOGRAPH OF TRENT E. MAY OMITTED]
TRENT E. MAY, CFA
GROWTH & INCOME FUND

SENIOR VICE PRESIDENT TRENT E. MAY IS CO-MANAGER OF GROWTH & INCOME FUND. HE RECEIVED A BS FROM THE FLORIDA INSTITUTE OF TECHNOLOGY AND AN MBA FROM ROLLINS COLLEGE. TRENT BEGAN HIS INVESTMENT CAREER IN 1991, AND JOINED INVESCO FUNDS GROUP IN 1996. HE IS A CHARTERED FINANCIAL ANALYST.

YOUR FUND'S REPORT

INVESCO ENDEAVOR FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Against a backdrop of anemic corporate profits and tumbling investor confidence levels, INVESCO Endeavor Fund-Investor Class shares dropped 54.86% during the one-year period ended July 31, 2001. The fund's emphasis on growth stocks, a boon during the late 1990s, became a detriment as the economic uncertainty that characterized the period spurred a sustained rotation into more defensive value stocks and fixed-income securities. Therefore, while the S&P 500 Index also lost ground, declining 14.32%, its somewhat broader focus helped it outperform the fund. (Of course, past performance is not a guarantee of future results.)(7),(8)

--------------------------------------------------------------------------------
                            INVESCO ENDEAVOR FUND -
                          TOP 10 COMMON STOCK HOLDINGS
                      % OF TOTAL NET ASSETS AS OF 7/31/01
--------------------------------------------------------------------------------
Brocade Communications Systems.................................4.68%
AOL Time Warner................................................4.62%
CIENA Corp.....................................................3.73%
VeriSign Inc...................................................3.60%
Openwave Systems.............................................. 3.33%
Teva Pharmaceutical Industries Ltd Sponsored
 ADR Representing Ord Shrs...................................  2.90%
ASM Lithography Holding NV New York
 Registered Shrs...............................................2.86%
Nextel Communications Class A Shrs.............................2.73%
El Paso........................................................2.56%
MedImmune Inc................................................. 2.52%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

EXPOSURE TO TECHNOLOGY HINDERS PERFORMANCE

The fund's significant loss during the period is mainly attributable to poor performance from its technology holdings, many of which posted negative returns in spite of their healthy fundamentals and leadership positions. Indeed, the harsh economic environment took its toll on tech stocks, bringing gloomy earnings announcements and indiscriminate profit-taking.

Optical networking companies were particularly hard-hit as investors focused on the industry's overcapacity problems. CIENA Corp, for example, underperformed during the period. However, we retained CIENA in the portfolio because its long-term growth prospects remain strong, according to our research. The company's product portfolio is targeted at the critical areas of service provider networks: long-distance optical transport, short-distance optical transport, and intelligent optical core switching. Furthermore, its "open architecture" design allows its products to inter-operate with most carriers' existing fiber optic transmission systems and network elements. Although the company's showing in terms of share price disappointed us, we believe that it could experience a sharp upswing once the economy improves.

Similarly, we saw weak performance coupled with compelling potential from Brocade Communication Systems, VeriSign Inc, and Openwave Systems, three of the fund's largest holdings as of July 31, 2001. Brocade, which provides superior hardware and software products used to construct the networking foundation for storage area networks (SANs), lost ground even as IT managers espoused the importance of SANs at a recent conference. VeriSign, a leading provider of Internet-based security services, has seen its subscriber base grow in excess of 200% per year, but could not overcome this past year's corporate spending slowdown. Openwave, a clear leader in the wireless access market, was held back despite forecasts for outstanding earnings growth. Unfortunately, our confidence in these and other promising technology firms was simply not rewarded in a year clouded by macroeconomic impediments.

DIVERSIFICATION BRINGS UPSIDE

Though held back by its significant technology weighting, the fund was able to offset some losses by employing its flexibility and turning to a variety of better-performing non-tech sectors. Not confined by market capitalization parameters, the fund specifically benefited from small- and mid-cap names in the health care area, such as Forest Laboratories, Laboratory Corp of America Holdings, and Teva Pharmaceutical Industries Ltd.

We also were able to leverage investment ideas from INVESCO's other management teams, enhancing our play for eventual economic recovery by adding basic materials companies like Dow Chemical to the fund. Financial services firms, including Goldman Sachs Group and Citigroup Inc provided additional diversity. We feel that these firms could benefit if economic conditions improve, since mergers and acquisitions as well as initial public offering (IPO) activity might pick up in this scenario.

(7)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(8)THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THIS OR ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF TRENT E. MAY OMITTED]
TRENT E. MAY, CFA
INVESCO ENDEAVOR FUND

SENIOR VICE PRESIDENT TRENT E. MAY IS MANAGER OF INVESCO ENDEAVOR FUND. HE RECEIVED A BS FROM THE FLORIDA INSTITUTE OF TECHNOLOGY AND AN MBA FROM ROLLINS COLLEGE. TRENT BEGAN HIS INVESTMENT CAREER IN 1991, AND JOINED INVESCO FUNDS GROUP IN 1996. HE IS A CHARTERED FINANCIAL ANALYST.

LINE GRAPH: INVESCO ENDEAVOR FUND - INVESTOR CLASS GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (10/98) through 7/31/01.

      INVESCO ENDEAVOR FUND -             S&P 500 INDEX(8)
         INVESTOR CLASS

10/98 $10,000                             $10,000
7/99  $16,610                             $12,212
7/00  $25,885                             $13,307
7/01  $11,686                             $11,402


LINE GRAPH: INVESCO ENDEAVOR FUND - CLASS C GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 7/31/01.

      INVESCO ENDEAVOR FUND -             S&P 500 INDEX(8)
         CLASS C

2/00  $10,000                             $10,000
7/00  $ 9,429                             $10,519
7/01  $ 4,222                             $ 9,013


"BY CONTINUING TO TARGET A WIDE VARIETY OF GROWTH COMPANIES, WE BELIEVE THAT THE FUND WILL BE POISED TO TAKE ADVANTAGE OF ANY UPWARD MOVEMENTS IN THE MARKET."

LINE GRAPH: INVESCO ENDEAVOR FUND - CLASS K GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 7/31/01.

      INVESCO ENDEAVOR FUND -             S&P 500 INDEX(8)
         CLASS K

12/00 $10,000                             $10,000
7/01  $ 6,164                             $ 9,284

PIE CHART:  INVESCO ENDEAVOR FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/01
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Application Software........................10.96%
            Telecommunications Equipment.................9.85%
            Pharmaceuticals..............................8.51%
            Semiconductors...............................7.46%
            Internet Software & Services.................6.53%
            Computer Storage & Peripherals...............4.68%
            Movies & Entertainment.......................4.62%
            Biotechnology................................4.22%
            Semiconductor Equipment......................3.15%
            Investment Adviser/Broker Dealer Services....3.06%
            Other Industries............................35.51%
            Net Cash & Cash Equivalents..................1.45%

YOUR FUND'S REPORT

S&P 500 INDEX FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

A NOTE ABOUT INDEX FUNDS AT INVESCO FUNDS

INVESCO's S&P 500 Index Fund is designed to track the performance of the S&P 500 Index, an index comprised of common stocks of U.S. companies that is weighted to companies with large market capitalizations. The fund seeks to attain its objective by investing in the common stocks that comprise the index in approximately the same proportions as they are represented in the S&P 500. Since beginning operations in December 1997, the assets in the portfolio have grown, allowing the fund to own an increasingly representative selection of shares. As a result, its performance has moved more inline with that of the index.

For the one-year period ended July 31, 2001, the value of Institutional Class shares fell 15.09%, while the value of Investor Class shares fell 15.07%. These returns tracked those of the S&P 500 over the same period, which fell 14.32%. (Of course, past performance is not a guarantee of future results.)(9),(10)

LINE GRAPH: INVESCO S&P 500 INDEX  FUND - INSTITUTIONAL
            CLASS & INVESTOR CLASS GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO S&P 500 Index Fund - Investor Class and the value of a $10,000 investment in INVESCO S&P 500 Index Fund - Institutional Class to the value of a $10,000 investment in the S&P 500 Index(10), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/97) through 7/31/01.

       INVESCO S&P 500 INDEX    INVESCO S&P 500 INDEX          S&P 500 INDEX(10)
       FUND - INVESTOR CLASS    FUND - INSTITUTIONAL CLASS

12/97  $10,000                  $10,000                        $10,000
7/98   $12,211                  $12,093                        $11,648
7/99   $14,664                  $14,560                        $14,000
7/00   $15,886                  $15,792                        $15,257
7/01   $13,492                  $13,410                        $13,072

(9)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(10)THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THIS OR ANY MARKET INDEX.

PIE CHART:  S&P 500 INDEX FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/01
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals............................10.03%
            Banks.......................................5.82%
            Industrial Conglomerates....................5.19%
            Integrated Oil & Gas........................5.04%
            Systems Software............................4.51%
            Integrated Telecommunication Services.......4.17%
            Diversified Financial Services..............3.82%
            Semiconductors..............................3.54%
            Computer Hardware...........................3.50%
            Movies & Entertainment......................3.06%
            Other Industries...........................47.54%
            Net Cash & Cash Equivalents.................3.78%

--------------------------------------------------------------------------------
                              S&P 500 INDEX FUND -
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/01
--------------------------------------------------------------------------------
General Electric................................ 3.82%
Microsoft Corp.................................. 3.15%
Exxon Mobil..................................... 2.55%
Pfizer Inc...................................... 2.30%
Citigroup Inc................................... 2.23%
Wal-Mart Stores................................. 2.21%
AOL Time Warner................................. 1.78%
Intel Corp...................................... 1.78%
American International Group.................... 1.72%
International Business Machines................. 1.62%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

YOUR FUND'S REPORT

SMALL COMPANY GROWTH FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

At the beginning of the Fund's fiscal year, the Federal Reserve was wrapping up its campaign to slow the economy. However, by August of 2000, after watching the central bank raise interest rates six times for a total of one and a half percent, investors had started to worry whether the Fed had raised rates so dramatically that the economy was headed for recession.

These fears spurred a rotation out of growth stocks and into companies thought to be more defensive. Nowhere was this rotation more sharply felt than in the Nasdaq Composite Index, which is often regarded as a proxy for technology stocks. During the first eight months of the fiscal year, the Nasdaq lost more than half its value.

-------------------------------------------------------------------------------
                           SMALL COMPANY GROWTH FUND -
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/01
--------------------------------------------------------------------------------
Province Healthcare............................. 1.66%
City National................................... 1.51%
Commerce Bancorp................................ 1.42%
Noven Pharmaceuticals........................... 1.33%
Henry (Jack) & Associates....................... 1.21%
Investors Financial Services.................... 1.21%
Semtech Corp.................................... 1.19%
Waddell & Reed Financial Class A Shrs........... 1.17%
Waste Connections............................... 1.14%
Millipore Corp.................................. 1.07%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

This environment proved exceptionally challenging for investors, like us, who favor growth stocks. Consequently, Small Company Growth Fund-Investor Class shares declined 26.53% during the year ended July 31, 2001. This return lagged the 1.71% decline recorded by the fund's benchmark, the Russell 2000 Index, over the same period. (Of course, past performance is not a guarantee of future results.)(11),(12)

TECHNOLOGY AND TELECOM STOCKS HURT PERFORMANCE

The fund's underperformance can primarily be attributed to its technology and telecommunications weighting, two sectors that bore the brunt of investors' growing risk aversion.

In particular, the fund's software holdings had a rough period, losing ground as corporations slashed their budgets in the wake of the slowing economy. In many cases, when corporations had to choose where to trim their expenditures, the first place they cut was information technology spending, and the sector suffered as a result.

During the booming late 1990s, a push by corporations to work the Internet into every aspect of their businesses created excess capacity in telecommunications infrastructure. When the economy began to slow in the fall of 2000 and many corporations cut their Internet projects, inventory for telecommunications equipment became excessive. Later in the year, several alternative telecommunications services providers were unable to secure additional funding, which decreased demand for telecom components and further exacerbated the inventory excess. As a result, sales forecasts for telecom equipment makers were severely reduced, and many of the component makers declined sharply.

HEALTH CARE AND CONSUMER STOCKS RESISTED THE
MARKET'S DOWNTREND

Tempering the downward pressure during the period was the fund's extensive diversification. Among the sectors that supported its showing were its health care and consumer weightings.

The health care sector advanced during the autumn, when investors grew increasingly cautious. As they became worried about the near-term outlook for the economy, investors sought companies believed to have revenues and earnings that were more stable and less economically sensitive than more growth-oriented sectors. In particular, the fund's specialty pharmaceutical holdings, such as generic drug manufacturers Barr Laboratories and Taro Pharmaceutical Industries Ltd, performed well. Both companies currently have drugs selling well on the market, but are also benefiting from exciting product pipelines. For example, Barr's earnings growth will likely receive a boost from its generic version of the popular anti-depressant, Prozac.

In the consumer sectors, our holdings advanced as the Fed began lowering interest rates in January. In the past, lower interest rates have often fueled consumer spending, which bodes well for companies that derive their sales from personal consumption. Standouts in this area included our food distribution stocks and our education holdings, such as Corinthian Colleges and University of Phoenix Online (Apollo Group).

SIGNS OF STABILIZATION

Despite the volatility of the summer, we have started to see signs of stabilization. For one, the inventory issues that contributed to the sell-off in tech and telecom stocks have begun to show signs of improvement.

Longer-term, we believe the Fed's rate cuts will spur economic improvement during the next fiscal year. The rekindled expansion, along with today's depressed corporate profits, could lead to better days ahead for corporate America, and for investors as well.

LINE GRAPH:     INVESCO SMALL COMPANY GROWTH FUND - INVESTOR CLASS GROWTH OF
                $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Investor Class to the value of a $10,000 investment in the Russell 2000 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/91) through 7/31/01.

          INVESCO SMALL COMPANY           RUSSELL 2000 INDEX(2)
      GROWTH FUND - INVESTOR CLASS

12/91 $10,000                             $10,000
7/92  $10,173                             $10,362
7/93  $13,840                             $12,792
7/94  $15,463                             $13,382
7/95  $18,489                             $16,724
7/96  $20,861                             $17,880
7/97  $26,086                             $23,850
7/98  $27,252                             $24,401
7/99  $36,060                             $26,209
7/00  $55,371                             $29,818
7/01  $40,680                             $29,308

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - CLASS C GROWTH OF $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class C to the value of a $10,000 investment in the Russell 2000 Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 7/31/01.

      INVESCO SMALL COMPANY               RUSSELL 2000 INDEX(12)
      GROWTH FUND - CLASS C

2/00  $10,000                             $10,000
7/00  $ 8,883                             $ 8,698
7/01  $ 6,463                             $ 8,549

(11)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(12)THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX REFLECTING THE PERFORMANCE OF SMALL-CAP STOCKS, AND THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THESE OR ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF STACIE L. COWELL OMITTED]
STACIE L. COWELL, CFA
SMALL COMPANY GROWTH FUND

SENIOR VICE PRESIDENT STACIE COWELL IS THE LEAD MANAGER OF SMALL COMPANY GROWTH FUND. STACIE RECEIVED HER BA FROM COLGATE UNIVERSITY, AND HER MS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. STACIE BEGAN HER INVESTMENT CAREER IN 1989, AND SHE HAS MANAGED THIS FUND SINCE 1996. SHE IS A CERTIFIED FINANCIAL ANALYST. SHE IS SUPPORTED BY ASSISTANT MANAGER CAMERON COOKE.

PIE CHART:  SMALL COMPANY GROWTH FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/01
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Semiconductors................................6.22%
            Biotechnology.................................4.99%
            Application Software..........................4.94%
            Health Care Distributors & Services...........4.94%
            Banks.........................................4.70%
            Pharmaceuticals...............................4.60%
            Internet Software & Services..................3.84%
            Electronic Equipment & Instruments............3.57%
            Investment Adviser/Broker Dealer Services.....3.08%
            Broadcasting-Radio/TV.........................2.59%
            Other Industries.............................41.14%
            Net Cash & Cash Equivalents..................15.39%

YOUR FUND'S REPORT

VALUE EQUITY FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

During the course of the past fiscal year, the market has provided ample challenges for equity investors. The slowing economy and the subsequent decline in corporate profits prompted the Federal Reserve to lower the federal funds rate six times (in 2001) for a total of 275 basis points. In the spring, economic malaise spread to other regions of the world, notably Europe.

This global economic slowdown encouraged investors to rotate out of growth shares and into value stocks. However, while value outperformed growth over the course of the year, investors rotated between sectors within the value universe. During the first six months, while investors were cautious about the economic outlook, defensive stocks, such as utilities and non-discretionary consumer stocks, assumed market leadership. Then, during the latter six months, investors turned to more cyclical groups, such as materials, industrial and financial services stocks, on optimism that the Fed's rate cuts would successfully rekindle the expansion.

LINE GRAPH: INVESCO VALUE EQUITY FUND - INVESTOR CLASS GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Value Equity Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 7/31/01.

      INVESCO VALUE EQUITY FUND - INVESTOR CLASS   S&P 500 INDEX(14)

7/91  $10,000                                      $10,000
7/92  $11,316                                      $11,277
7/93  $11,809                                      $12,259
7/94  $12,965                                      $12,891
7/95  $15,968                                      $16,251
7/96  $18,276                                      $18,941
7/97  $25,832                                      $28,811
7/98  $28,369                                      $34,374
7/99  $30,653                                      $41,318
7/00  $28,656                                      $45,024
7/01  $28,713                                      $38,576

LINE GRAPH: INVESCO VALUE EQUITY FUND - CLASS C GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Value Equity Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 7/31/01.

      INVESCO VALUE EQUITY FUND -         S&P 500 INDEX(14)
        CLASS C

2/00  $10,000                             $10,000
7/00  $10,152                             $10,519
7/01  $10,102                             $ 9,013

ROTATION TO VALUE SUPPORTED FUND PERFORMANCE

The market's increased aversion to risk and its rotation to value stocks helped Value Equity Fund-Investor Class shares to withstand the market downturn and advance 0.20% for the one-year period ended July 31, 2001. The fund easily outperformed its benchmark, the S&P 500 Index, which declined by 14.32% during the same period. (Of course, past performance is not a guarantee of future results.)(13),(14)

In mid-December as a result of the manager transition, we repositioned the portfolio to capitalize on an anticipated economic recovery. Furthermore, we decreased the number of holdings, reduced the technology component, and focused the fund's assets in companies in which we had the highest degree of conviction.

While all of these tactics contributed to the fund's strong performance, our decision to lower our tech weighting was significant as it helped our relative showing when the sector suffered from dramatic over-capacity and deteriorating fundamentals. Several of the tech holdings we held onto resisted the poor performance exhibited by the rest of the sector. For example, software giant Microsoft Corp and International Business Machines, the diversified tech bellwether, outperformed as tech investors mirrored the broader market's rotation toward companies believed to have more stable earnings.

FINANCIAL SERVICES AND MATERIALS ADVANCED

The fund's overweight positions in financial services and materials also supported performance. In financial services, Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage) are direct beneficiaries of lower interest rates, as declining borrowing costs lead to increased mortgage originations. In materials, more cyclical shares, such as SPX Corp, Dow Chemical and Alcoa Inc, helped the fund.

Although we maintained a near-market weighting in the consumer sector, our stock picks, such as retailers Target Corp and Lowe's Cos, advanced as investors became optimistic about an economic recovery.

CAUTIOUSLY OPTIMISTIC ABOUT NEAR-TERM OUTLOOK

Despite the persistent volatility that has gripped equity markets for most of the summer, we are cautiously optimistic about the near-term outlook for the economy and for stocks. Our optimism stems from our confidence that the Fed's accommodating monetary policy will successfully stimulate the economy. Furthermore, the new tax legislation and lower energy prices should also provide a tailwind for the economy. These developments should result in improved corporate profit growth during the next 12 months. Considering that corporate profits were quite depressed during the second quarter, the combination of a renewed economic expansion and easy earnings comparisons brightens our outlook on corporate fundamentals going forward.

On the other hand, we remain cautious because the stock market -- though quite rational over the long term -- is usually driven by emotion over shorter periods. In the past, the stock market has "priced in" economic transitions six months prior to when the changes actually occur. Whether the market adheres to this historical precedent is dependent on emotion -- a variable that is inherently unpredictable.

With that in mind, we will continue to evaluate opportunities one-by-one, looking for individual stocks with improving fundamentals that trade at attractive valuations. We will also maintain the portfolio's diversification, investing in all 10 economic sectors of the S&P 500 Index. In the past, this strategy has helped our shareholders participate in the gains offered by the stock market, while tempering volatility. We believe it will continue to serve our shareholders in the coming months.

--------------------------------------------------------------------------------
                               VALUE EQUITY FUND -
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/01
--------------------------------------------------------------------------------
Citigroup Inc................................... 3.90%
Exxon Mobil..................................... 3.72%
General Electric................................ 2.61%
Bank of America................................. 2.48%
FleetBoston Financial........................... 2.34%
Verizon Communications.......................... 2.23%
Philip Morris................................... 2.21%
Pfizer Inc...................................... 2.15%
Bristol-Myers Squibb............................ 2.08%
Illinois Tool Works............................. 2.06%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

PIE CHART   VALUE EQUITY FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/01
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Financials.......................27.87%
            Industrials......................11.08%
            Telecommunication Services.......9.53%
            Energy...........................9.27%
            Health Care......................9.00%
            Information Technology...........8.53%
            Consumer Discretionary...........7.68%
            Consumer Staples.................7.32%
            Materials........................5.99%
            Utilities........................0.62%
            Net Cash & Cash Equivalents......3.11%

(13)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(14)THE S&P 500 Index is an unmanaged index of common stocks considered representative of the broad U.S. stock market. The index is not managed; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THIS OR ANY MARKET INDEX.

FUND MANAGEMENT

[PHOTOGRAPH OF CHARLES P. MAYER OMITTED]
CHARLES P. MAYER
VALUE EQUITY FUND

SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE AND FIXED-INCOME INVESTMENTS CHARLES
P. MAYER IS LEAD PORTFOLIO MANAGER FOR INVESCO VALUE EQUITY FUND. CHARLIE HAS MORE THAN 30 YEARS OF EXPERIENCE MANAGING DIVERSIFIED EQUITY PORTFOLIOS, AND HAS MANAGED INVESCO EQUITY INCOME FUND FOR EIGHT YEARS. HE IS ALSO LEAD MANAGER FOR INVESCO TOTAL RETURN FUND. CHARLIE EARNED HIS BA FROM ST. PETER'S COLLEGE AND AN MBA FROM ST. JOHN'S UNIVERSITY. HE BEGAN HIS INVESTMENT CAREER IN 1969 AND JOINED INVESCO FUNDS GROUP IN 1993.

QUESTIONS & ANSWERS

AN INTERVIEW WITH TIM MILLER, CHIEF INVESTMENT OFFICER

SIGNS OF STABILIZATION OFFER REASON FOR OPTIMISM

TIM, THE STOCK MARKET'S PERFORMANCE DURING THE PAST 18 MONTHS OR SO HAS BEEN SOMEWHAT DISCOURAGING. ARE THERE ANY REASONS TO BE MORE OPTIMISTIC?

TIM MILLER: I believe so. First and foremost, the Federal Reserve's six interest rate cuts since January give us reason to be hopeful. In the past, investors who did not "fight the Fed," meaning they bought stocks when the central bank was lowering rates, have been rewarded. The reason for this is simple: Lower interest rates increase the "volume" of cash in the system because consumers and corporations can borrow money cheaply. This additional liquidity encourages spending, which spurs the economy and makes it easier for companies to increase their sales and profits. Since stock prices usually follow earnings, if a company's earnings and sales are rising, its stock price often rises as well.

HAVE THE RATE CUTS RESULTED IN ANY ECONOMIC IMPROVEMENT OR STABILIZATION IN THE STOCK MARKET?

TIM MILLER: Not as much as we expected. Typically, the stock market is a leading indicator for the economy by about six months. And, in the past, the stock market has reacted positively to Fed rate cuts within two months. We're now more than six months into the Fed's easing cycle, and yet the stock market remains cautious about the economy. This pessimism is somewhat surprising because it has persisted despite recent signs that the economy has stabilized or at least hasn't deteriorated any further. Corporate lay-off announcements have tapered off, productivity remains high, and personal incomes continue to increase. Granted, the news hasn't been completely positive, but the data continues to support the theory that the economy bottomed during the second quarter.

[PHOTOGRAPH OF TIM MILLER OMITTED]
TIM MILLER IS CHIEF INVESTMENT OFFICER FOR INVESCO FUNDS AND LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM.

WHAT OTHER FACTORS HAVE CONTRIBUTED TO YOUR OPTIMISM?

TIM MILLER: The first and second quarters were extremely challenging for corporate America, and these difficulties were reflected in their quarterly earnings reports, most of which were down significantly from the same period last year. The silver lining to this business downturn is that today's poor earnings have "lowered the bar" so to speak. When the economy improves, corporate earnings will be compared to a depressed base, making the relative earnings growth that much more impressive. By this time next year, if the Fed's rate cuts successfully turn the economy around, then companies should be enjoying healthy year-over-year earnings growth.

WHAT ABOUT THE TECHNOLOGY SECTOR? INVESTORS IN THAT AREA HAVE HAD A ROUGH GO OF IT FOR THE BETTER PART OF TWO YEARS. ARE YOU SEEING SIGNS OF A TURNAROUND THERE?

TIM MILLER: One of the reasons technology and telecommunications equipment stocks have declined so sharply was a severe inventory buildup. During the late 1990s, when the economy was roaring, corporations spent freely on tech and telecom infrastructure to increase their productivity and to explore alternative distribution channels.

When the economy showed signs of slowing, corporate tech and telecom spending dried up rapidly as companies looked for places to cut costs. The sharp slowdown in spending led to inventory buildups in tech and telecom equipment makers. Unlike other industries, where product cycles are relatively long, in these two industries products that sit on shelves for too long run the risk of becoming obsolete. And, in many cases, that's exactly what happened. Only recently have we seen these inventory issues resolving, which is certainly an improvement over where we were last winter. Furthermore, order patterns for many hardware and component companies are at unsustainably low levels. So when these excess inventories are worked off, we expect to see demand rebound.

IT SEEMS LIKE THE STAGE IS BEING SET FOR BETTER DAYS AHEAD. ARE THERE STILL REASONS TO BE CONCERNED?

TIM MILLER: Absolutely. Over the long term, investors price stocks appropriately relative to the market's fundamental prospects. But over shorter periods, investors aren't motivated by logic, but rather by fear and greed. As a result of these emotions, a stock's price and its corresponding business fundamentals can become temporarily decoupled.

Because the market's often irrational during short periods of time, we have no way of knowing when investors will become more optimistic. It's impossible to predict.

IF THAT'S THE CASE, WHAT STRATEGY ARE YOU EMPLOYING NOW?

TIM MILLER: The same one that we've always employed: We're diversifying our portfolios across economic sectors poised to experience superior long-term growth, and then we're hunting for the best companies in those sectors. We want to invest in companies capable of growing their markets and that possess balance sheets that are strong enough to weather virtually any business climate. Once we've identified those candidates, we want to buy them when they're trading below what we've pegged to be their normalized historical valuations. It's the same approach that we employed with such success during the bull market of the late 1990s. It's the same approach we've always employed. Although our process has been out of favor recently, it's worked well over the long term, and we're confident it will work well for us again.

"BY THIS TIME NEXT YEAR, IF THE FED'S RATE CUTS SUCCESSFULLY TURN THE ECONOMY AROUND, THEN COMPANIES SHOULD BE ENJOYING HEALTHY YEAR-OVER-YEAR EARNINGS GROWTH."

MARKET HEADLINES:

MARKET OVERVIEW

AUGUST 2000 TO JULY 2001

The unusually sharp market turns that investors have come to view as regular fare for the evening news continued to punctuate the past year, creating an environment in which extremes were the norm. Overall, the U.S. economy slowed significantly on the heels of the euphoria that characterized 1999 and early 2000. Some of the major factors behind the tumult included corporate earnings woes -- particularly for technology-oriented New Economy companies -- the election debacle that preceded the inauguration of U.S. President George W. Bush, and a highly politicized energy debate affecting consumers and businesses alike.

Indeed, even the most diehard bulls were forced to acknowledge the presence of the bear in the Nasdaq Composite Index's dramatic freefall, and a mood of uncertainty prevailed throughout the annual period ended July 31, 2001. Fundamentally strong growth companies suffered along with more speculative issues, as investors focused almost exclusively on negative news. The technology and telecommunications sectors were particularly hard hit, plummeting in the face of softening demand and overcapacity. Many investors were surprised to discover that their favorite names from the 1990s could not maintain the hectic pace they had set during the previous decade.

Meanwhile, talk of a possible economic recession grew louder as the unemployment rate increased, manufacturing activity slid, and gross domestic product (GDP) growth abated. In response, the Federal Reserve began laying the groundwork for lowering short-term interest rates in December, and then kicked off 2001 with a surprise half-point cut on January 3. Rates were subsequently lowered four more times and then once more in June, leading to a federal funds rate of 3.75% as of July 31.

Although the Fed's actions represented a welcome change for investors, the rate cuts were unable to trigger a sustained rebound. We did see growth stocks advance in January and April -- both months in which unexpected cuts were announced -- but these gains still left the Nasdaq well below its March 2000 high. Unfortunately, the persistent weakness in corporate earnings took center stage in investors' minds.

The silver lining in the year's clouds was found in segments of the market known for their consistency. Although Old Economy areas were certainly not immune to the broadening economic slowdown, many companies occupying naturally defensive spaces provided solid overall performance. Energy issues -- though recently less successful due to an unexpected increase in reserves -- were buoyed for most of the year by surging demand and high oil and gas prices. Investors also saw strong performance from the health care sector, which held up nicely through the economy's decline, thanks in large part to the resilience of many diversified and specialty pharmaceutical companies. Additionally, some financial services stocks became appealing in light of the interest rate reductions, particularly savings and loan companies, banks, and money centers.

These areas of strength were admittedly few and far between throughout the period. Yet investors were encouraged to see some signs in June and July suggesting that an improved environment may develop going forward. Historically, it has taken six to nine months for the market to digest Fed actions -- and the mantra "don't fight the Fed" has been borne out time and time again. Therefore, any positive long-term effects stemming from the easing cycle may still lie ahead. Furthermore, the inventory build-up that plagued so many growth companies throughout much of the year appears to be gradually burning off; tax rebates, which started to reach households in late July, could boost consumer spending; and inflation appears to have been held in check thus far.

Of course, in a market as uncertain as this one, economic indicators are just that -- indicators. With this in mind, we continue to keep abreast of the latest developments while focusing on what we do best: conducting bottom-up research in an effort to uncover those investment opportunities that can perform well regardless of where the market turns next.

STATEMENT OF INVESTMENT SECURITIES
INVESCO STOCK FUNDS, INC.
JULY 31, 2001

                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND
100.00   COMMON STOCKS
3.72     APPLICATION SOFTWARE
         BEA Systems(a)                                           776,035  $   17,111,572
         Check Point Software Technologies Ltd(a)                 168,910       7,472,578
         i2 Technologies(a)                                       656,500       6,335,225
         Siebel Systems(a)                                        471,680      16,254,093
=========================================================================================
                                                                               47,173,468
3.21     BIOTECHNOLOGY
         Genentech Inc(a)                                         586,095      24,791,819
         MedImmune Inc(a)                                         411,595      15,854,639
=========================================================================================
                                                                               40,646,458
0.77     CABLE & SATELLITE PROGRAMMERS
         Liberty Media Class A Shrs(a)                            623,300       9,804,509
=========================================================================================
3.28     COMPUTER HARDWARE
         Palm Inc(a)                                              964,801       5,180,981
         Sun Microsystems(a)                                    2,235,245      36,412,141
=========================================================================================
                                                                               41,593,122
7.01     COMPUTER STORAGE & PERIPHERALS
         Brocade Communications Systems(a)                      1,491,050      49,070,456
         EMC Corp(a)                                            1,757,840      34,664,605
         Network Appliance(a)                                     407,855       5,090,030
=========================================================================================
                                                                               88,825,091
3.62     DIVERSIFIED FINANCIAL SERVICES
         Citigroup Inc                                            730,791      36,693,016
         JP Morgan Chase & Co                                     211,200       9,144,960
=========================================================================================
                                                                               45,837,976
1.98     ELECTRONIC EQUIPMENT & INSTRUMENTS
         Celestica Inc(a)                                         260,900      12,588,425
         Flextronics International Ltd(a)                         459,800      12,501,962
=========================================================================================
                                                                               25,090,387
1.10     HOME IMPROVEMENT RETAIL
         Home Depot                                               277,332      13,969,213
=========================================================================================
2.70     INTEGRATED TELECOMMUNICATION
            SERVICES - LONG DISTANCE
         Qwest Communications International                     1,316,530      34,229,780
=========================================================================================
1.80     INTERNET RETAIL
         eBay Inc(a)                                              363,530      22,746,072
=========================================================================================
3.54     INTERNET SOFTWARE & SERVICES
         VeriSign Inc(a)                                          821,312      44,851,848
=========================================================================================
4.26     INVESTMENT ADVISER/BROKER DEALER SERVICES
         Goldman Sachs Group                                      147,900      12,299,364
         Merrill Lynch & Co                                       389,110      21,105,326


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         Schwab (Charles) Corp                                  1,376,455  $   20,633,060
=========================================================================================
                                                                               54,037,750
4.69     MOVIES & ENTERTAINMENT
         AOL Time Warner(a)                                     1,308,660      59,478,597
=========================================================================================
6.92     NETWORKING EQUIPMENT
         Cisco Systems(a)                                       2,965,860      57,003,829
         Juniper Networks(a)                                      739,185      18,989,663
         McDATA Corp
           Class A Shrs(a)                                        183,500       3,330,525
           Class B Shrs(a)(c)                                     445,230       8,348,063
=========================================================================================
                                                                               87,672,080
2.01     PHARMACEUTICALS
         Pfizer Inc                                               617,750      25,463,655
=========================================================================================
2.63     SEMICONDUCTOR EQUIPMENT
         Applied Materials(a)                                     310,820      14,254,205
         ASM Lithography Holding NV New York Registered Shrs(a)   933,700      19,112,839
=========================================================================================
                                                                               33,367,044
20.37    SEMICONDUCTORS
         Analog Devices(a)                                        950,710      43,732,660
         Applied Micro Circuits(a)                              2,814,175      48,234,959
         Cypress Semiconductor(a)                                 235,945       6,436,580
         LSI Logic(a)                                             373,300       8,130,474
         Maxim Integrated Products(a)                           1,017,040      46,956,737
         Taiwan Semiconductor Manufacturing Ltd Sponsored
           ADR Representing 5 Ord Shrs(a)                         669,500      10,912,850
         Texas Instruments                                        467,055      16,113,398
         Vitesse Semiconductor(a)                               2,342,115      46,350,456
         Xilinx Inc(a)                                            780,015      31,200,600
=========================================================================================
                                                                              258,068,714
4.51     SYSTEMS SOFTWARE
         Microsoft Corp(a)                                        423,180      28,010,284
         Oracle Corp(a)                                           876,885      15,854,081
         VERITAS Software(a)                                      313,295      13,286,841
=========================================================================================
                                                                               57,151,206
17.77    TELECOMMUNICATIONS EQUIPMENT
         CIENA Corp(a)                                          1,330,865      44,104,866
         Corning Inc                                            3,585,180      56,143,919
         General Motors Class H Shrs(a)                           603,025      11,638,383
         JDS Uniphase(a)                                        6,072,277      56,107,839
         Nokia Corp Sponsored ADR Representing Ord Shrs         1,119,530      24,416,949
         QUALCOMM Inc(a)                                          136,855       8,653,342
         Sycamore Networks(a)                                   3,446,780      24,127,460
=========================================================================================
                                                                              225,192,758
4.11     WIRELESS TELECOMMUNICATION SERVICES
         Nextel Communications Class A Shrs(a)                  3,124,185      52,017,680
=========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $1,774,205,264)
         (Cost for Income Tax Purposes $1,934,414,835)                     $1,267,217,408
=========================================================================================

DYNAMICS FUND
93.78    COMMON STOCKS
3.67     ADVERTISING
         Interpublic Group                                        960,000  $   26,275,200
         Lamar Advertising Class A Shrs(a)                      1,322,500      58,163,550
         Omnicom Group                                            602,000      52,596,740
         TMP Worldwide(a)                                       1,286,900      64,396,476
         WPP Group PLC(a)                                       3,770,250      40,031,535
=========================================================================================
                                                                              241,463,501
1.56     ALTERNATIVE CARRIERS
         Asia Global Crossing Ltd Class A Shrs(a)               3,088,500      15,751,350
         Time Warner Telecom Class A Shrs(a)(b)                 3,083,100      86,665,941
=========================================================================================
                                                                              102,417,291
9.09     APPLICATION SOFTWARE
         Amdocs Ltd(a)                                          1,227,200      55,309,904
         BEA Systems(a)                                         1,984,900      43,767,045
         Check Point Software Technologies Ltd(a)(c)            1,332,400      58,945,376
         Intuit Inc(a)                                            932,100      32,045,598
         i2 Technologies(a)                                     2,108,300      20,345,095
         Liberate Technologies(a)                               1,973,700      23,783,085
         Macromedia Inc(a)                                        431,800       7,426,960
         Mercury Interactive(a)                                 1,189,700      45,993,802
         NVIDIA Corp(a)                                           857,800      69,396,020
         Openwave Systems(a)                                    1,697,757      43,394,669
         PeopleSoft Inc(a)                                        734,200      32,062,514
         Peregrine Systems(a)(c)                                1,432,400      39,176,140
         Quest Software(a)(c)                                   1,797,900      50,467,053
         Rational Software(a)                                   2,828,700      48,427,344
         Siebel Systems(a)                                        809,900      27,909,154
=========================================================================================
                                                                              598,449,759
2.73     BANKS
         Banknorth Group                                        1,098,200      25,214,672
         Golden West Financial                                    745,000      48,164,250
         Northern Trust                                         1,015,800      64,808,040
         Synovus Financial                                      1,225,000      41,833,750
=========================================================================================
                                                                              180,020,712
3.95     BIOTECHNOLOGY
         Genzyme Corp-General Division(a)                       1,213,700      67,967,200
         Gilead Sciences(a)                                       500,000      25,645,000
         Human Genome Sciences(a)                                 594,500      30,188,710
         IDEC Pharmaceuticals(a)(c)                               465,000      25,100,700
         MedImmune Inc(a)                                         893,900      34,433,028
         Millennium Pharmaceuticals(a)                          1,122,360      35,107,421
         Protein Design Labs(a)                                   746,400      41,574,480
=========================================================================================
                                                                              260,016,539


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

1.28     BROADCASTING - RADIO/TV
         Cox Radio Class A Shrs(a)                                450,000  $   11,025,000
         Entercom Communications(a)(c)                          1,280,550      62,349,980
         Hispanic Broadcasting(a)                                 457,800      10,758,300
=========================================================================================
                                                                               84,133,280
3.08     CABLE & SATELLITE OPERATORS
         Cablevision Systems New York Group Class A Shrs(a)       807,000      45,409,890
         Cablevision Systems-Rainbow Media Group(a)               862,300      22,290,455
         EchoStar Communications Class A Shrs(a)(c)             1,747,200      51,979,200
         USA Networks(a)                                        2,956,700      82,817,167
=========================================================================================
                                                                              202,496,712
2.40     CASINOS & GAMING
         Harrah's Entertainment(a)                              3,901,800     111,669,516
         MGM Mirage(a)(c)                                       1,499,400      46,331,460
=========================================================================================
                                                                              158,000,976
0.70     COMPUTER & ELECTRONICS RETAIL
         CDW Computer Centers(a)                                1,075,000      46,192,750
=========================================================================================
0.96     COMPUTER STORAGE & PERIPHERALS
         Brocade Communications Systems(a)                      1,913,000      62,956,830
=========================================================================================
0.36     CONSTRUCTION & ENGINEERING
         Fluor Corp                                               601,200      23,765,436
=========================================================================================
2.62     CONSUMER FINANCE
         AmeriCredit Corp(a)                                      760,000      46,732,400
         Capital One Financial                                    694,000      44,603,380
         USA Education                                          1,015,700      81,367,727
=========================================================================================
                                                                              172,703,507
2.03     DATA PROCESSING SERVICES
         BISYS Group(a)(c)                                      1,109,000      59,320,410
         Paychex Inc                                            1,883,750      74,031,375
=========================================================================================
                                                                              133,351,785
1.12     DEPARTMENT STORES
         Kohl's Corp(a)                                         1,288,100      73,782,368
=========================================================================================
2.57     DIVERSIFIED FINANCIAL SERVICES
         Ambac Financial Group                                    384,200      22,106,868
         Edwards (A G) Inc                                      1,237,100      54,123,125
         SEI Investments                                          639,200      30,630,464
         Sun Life Financial Services of Canada(c)               1,277,300      32,187,960
         Sun Life Financial Services of Canada Canadian Shrs    1,195,200      30,106,778
=========================================================================================
                                                                              169,155,195
1.23     ELECTRICAL COMPONENTS & EQUIPMENT
         Molex Inc                                              1,180,062      40,594,133
         Power-One Inc(a)                                       2,592,600      40,185,300
=========================================================================================
                                                                               80,779,433
1.63     ELECTRONIC EQUIPMENT & INSTRUMENTS
         Celestica Inc(a)(c)                                      982,300      47,395,975
         Flextronics International Ltd(a)                       1,158,900      31,510,491
         Newport Corp(c)                                          538,000      12,347,100


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         Sanmina Corp(a)                                          730,000  $   15,921,300
=========================================================================================
                                                                              107,174,866
0.98     EMPLOYMENT SERVICES
         Robert Half International(a)                           2,470,500      64,356,525
=========================================================================================
0.28     GOLD
         Newmont Mining                                           980,000      18,326,000
=========================================================================================
0.52     HEALTH CARE DISTRIBUTORS & SERVICES
         Bergen Brunswig Class A Shrs                           1,614,700      34,118,611
=========================================================================================
2.94     HEALTH CARE EQUIPMENT
         Guidant Corp(a)                                          515,000      16,418,200
         Laboratory Corp of America Holdings(a)                   726,600      65,364,936
         St Jude Medical(a)                                       920,300      64,421,000
         Varian Medical Systems(a)                                665,300      47,568,950
=========================================================================================
                                                                              193,773,086
0.56     INTEGRATED TELECOMMUNICATION SERVICES
         COLT Telecom Group PLC Sponsored ADR
           Representing 4 Ord Shrs(a)(c)                          300,000       6,285,000
         Crown Castle International(a)                          2,103,300      20,507,175
         McLeodUSA Inc Class A Shrs(a)                          3,881,900       9,471,836
         XO Communications Class A Shrs(a)(c)                     246,100         329,774
=========================================================================================
                                                                               36,593,785
0.76     INTEGRATED TELECOMMUNICATION
            SERVICES - LONG DISTANCE
         Allegiance Telecom(a)                                  3,323,050      49,812,519
=========================================================================================
1.41     INTERNET RETAIL
         eBay Inc(a)                                            1,479,600      92,578,572
=========================================================================================
1.82     INTERNET SOFTWARE & SERVICES
         Exodus Communications(a)(c)                            6,794,600       7,949,682
         VeriSign Inc(a)                                        1,276,200      69,693,282
         webMethods Inc(a)(b)(c)                                2,693,000      42,037,730
=========================================================================================
                                                                              119,680,694
4.51     INVESTMENT ADVISER/BROKER DEALER SERVICES
         Bear Stearns(c)                                          938,800      54,591,220
         Federated Investors Class B Shrs                         775,900      23,455,457
         Legg Mason                                             1,130,700      54,431,898
         Lehman Brothers Holdings                                 838,380      60,363,360
         Price (T Rowe) Group                                     853,400      32,395,064
         Waddell & Reed Financial Class A Shrs                  2,329,054      71,734,863
=========================================================================================
                                                                              296,971,862
0.79     IT CONSULTING & SERVICES
         KPMG Consulting(a)                                     3,749,500      52,343,020
=========================================================================================
1.03     LIFE & HEALTH INSURANCE
         John Hancock Financial Services                        1,694,800      67,825,896
=========================================================================================
0.60     MANAGED HEALTH CARE
         First Health Group(a)                                  1,491,200      39,651,008
=========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

0.45     MULTI UTILITIES
         Dynegy Inc Class A Shrs                                  637,900  $   29,585,802
=========================================================================================
2.65     NETWORKING EQUIPMENT
         Extreme Networks(a)(c)                                 1,801,400      50,493,242
         Finisar Corp(a)                                        2,304,000      26,334,720
         Foundry Networks(a)                                      725,000      15,268,500
         McDATA Corp
           Class A Shrs(a)                                        772,000      14,011,800
           Class B Shrs(a)(c)                                   1,055,000      19,781,250
         ONI Systems(a)                                         2,087,100      48,316,365
=========================================================================================
                                                                              174,205,877
0.85     OIL & GAS DRILLING
         Nabors Industries(a)                                     897,900      26,308,470
         Noble Drilling(a)                                        959,800      29,456,262
=========================================================================================
                                                                               55,764,732
1.91     OIL & GAS EQUIPMENT & SERVICES
         BJ Services(a)                                           983,200      24,796,304
         Cooper Cameron(a)                                      1,091,700      55,578,447
         Smith International(a)                                   830,000      45,152,000
=========================================================================================
                                                                              125,526,751
1.91     OIL & GAS EXPLORATION & PRODUCTION
         Anadarko Petroleum                                       845,900      48,047,120
         Apache Corp                                            1,043,900      54,230,605
         Kerr-McGee Corp                                          367,800      23,237,604
=========================================================================================
                                                                              125,515,329
7.61     PHARMACEUTICALS
         Allergan Inc                                             555,700      41,838,653
         AmeriSource Health Class A Shrs(a)(c)                    641,200      37,279,368
         Andrx Group(a)(c)                                      1,059,600      71,936,244
         Forest Laboratories(a)(c)                              2,182,600     171,443,230
         King Pharmaceuticals(a)                                2,027,833      91,658,051
         Teva Pharmaceutical Industries Ltd Sponsored
           ADR Representing Ord Shrs                            1,201,400      86,440,730
=========================================================================================
                                                                              500,596,276
0.36     PROPERTY & CASUALTY INSURANCE
         Everest Re Group Ltd                                     340,500      23,869,050
=========================================================================================
0.49     REAL ESTATE MANAGEMENT & DEVELOPMENT
         HomeStore.com Inc(a)                                   1,170,000      32,292,000
=========================================================================================
0.39     RESTAURANTS
         Starbucks Corp(a)                                      1,410,000      25,436,400
=========================================================================================
2.10     SEMICONDUCTOR EQUIPMENT
         ASM Lithography Holding NV New York Registered Shrs(a) 1,558,100      31,894,307
         KLA-Tencor Corp(a)                                       590,000      32,090,100
         Novellus Systems(a)                                    1,278,500      65,165,145
         Teradyne Inc(a)                                          265,000       9,004,700
=========================================================================================
                                                                              138,154,252


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

12.72    SEMICONDUCTORS
         Advanced Micro Devices(a)                              1,635,000  $   29,855,100
         Altera Corp(a)                                         2,164,000      65,049,840
         Analog Devices(a)(c)                                   1,240,000      57,040,000
         Applied Micro Circuits(a)                              2,833,800      48,571,332
         Cree Inc(a)(c)                                         1,646,200      40,266,052
         Cypress Semiconductor(a)                               1,255,000      34,236,400
         GlobeSpan Inc(a)(c)                                    1,553,900      24,862,400
         Integrated Device Technology(a)                          635,000      23,399,750
         Linear Technology                                      1,321,000      57,569,180
         LSI Logic(a)                                           1,200,000      26,136,000
         Maxim Integrated Products(a)                           1,193,900      55,122,363
         Microchip Technology(a)                                1,629,910      59,165,733
         Micron Technology(a)                                   1,650,000      69,300,000
         PMC-Sierra Inc(a)                                        575,000      17,428,250
         QLogic Corp(a)                                           895,000      34,376,950
         RF Micro Devices(a)                                    2,192,900      59,997,744
         TranSwitch Corp(a)                                     2,503,000      20,624,720
         Vitesse Semiconductor(a)                               2,030,000      40,173,700
         Xilinx Inc(a)                                          1,837,000      73,480,000
=========================================================================================
                                                                              836,655,514
1.18     SYSTEMS SOFTWARE
         Adobe Systems                                          1,483,300      55,608,917
         Micromuse Inc(a)                                       1,428,400      21,811,668
=========================================================================================
                                                                               77,420,585
2.85     TELECOMMUNICATIONS EQUIPMENT
         CIENA Corp(a)                                          1,570,000      52,029,800
         Comverse Technology(a)                                 1,390,000      39,309,200
         New Focus(a)(c)                                        1,061,500       5,307,500
         Research in Motion Ltd(a)(c)                           1,800,900      42,375,177
         Sonus Networks(a)                                      1,980,000      43,441,200
         Sycamore Networks(a)                                     765,000       5,355,000
=========================================================================================
                                                                              187,817,877
1.13     WIRELESS TELECOMMUNICATION SERVICES
         Nextel Partners Class A Shrs(a)                        3,779,800      56,167,828
         Western Wireless Class A Shrs(a)                         469,300      18,260,463
=========================================================================================
                                                                               74,428,291
         TOTAL COMMON STOCKS (Cost $6,645,681,594)                          6,170,161,254
=========================================================================================
6.22     SHORT-TERM INVESTMENTS
4.18     COMMERCIAL PAPER
1.52     BANKS
         Citicorp, 3.760%, 8/1/2001                        $   50,000,000      50,000,000
         UBS Finance, Discount Notes, 3.900%, 8/1/2001     $   50,000,000      50,000,000
=========================================================================================
                                                                              100,000,000
0.76     CONSUMER FINANCE
         General Electric Capital, 3.760%, 8/2/2001        $   50,000,000      50,000,000
=========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

1.52     DIVERSIFIED FINANCIAL SERVICES
         American Express Credit, Discount Notes
           3.790%, 8/3/2001                                $   50,000,000  $   50,000,000
           3.760%, 8/1/2001                                $   50,000,000      50,000,000
=========================================================================================
                                                                              100,000,000
0.38     INTEGRATED OIL & GAS
         Chevron USA, 3.740%, 8/3/2001                     $   25,000,000      25,000,000
=========================================================================================
           TOTAL COMMERCIAL PAPER
              (Amortized Cost $275,000,000)                                   275,000,000
=========================================================================================
2.04     INVESTMENT COMPANIES
         INVESCO Treasurer's Series Money Market
           Reserve Fund(b), 3.561% (Cost $134,524,474)        134,524,474     134,524,474
=========================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (Amortized Cost $409,524,474)                                      409,524,474
=========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $7,055,206,068)
         (Cost for Income Tax Purposes $7,135,655,583)                     $6,579,685,728
=========================================================================================

GROWTH & INCOME FUND
100.00   COMMON STOCKS
0.95     ADVERTISING
         TMP Worldwide(a)                                          17,200  $      860,688
=========================================================================================
7.02     APPLICATION SOFTWARE
         BEA Systems(a)                                            60,400       1,331,820
         Check Point Software Technologies Ltd(a)                  42,600       1,884,624
         i2 Technologies(a)                                         3,490          33,679
         Mercury Interactive(a)                                    38,200       1,476,812
         Siebel Systems(a)                                         46,900       1,616,174
=========================================================================================
                                                                                6,343,109
1.24     BIOTECHNOLOGY
         Genzyme Corp-General Division(a)                          10,000         560,000
         MedImmune Inc(a)                                          14,500         558,540
=========================================================================================
                                                                                1,118,540
0.98     CABLE & SATELLITE OPERATORS
         Comcast Corp Special Class A Shrs(a)                       9,900         376,497
         USA Networks(a)                                           18,300         512,583
=========================================================================================
                                                                                  889,080
0.90     CABLE & SATELLITE PROGRAMMERS
         Liberty Media Class A Shrs(a)                             51,900         816,387
=========================================================================================
0.83     COMPUTER HARDWARE
         Sun Microsystems(a)                                       46,000         749,340
=========================================================================================
4.78     COMPUTER STORAGE & PERIPHERALS
         Brocade Communications Systems(a)                         52,700       1,734,357
         EMC Corp(a)                                              131,060       2,584,503
=========================================================================================
                                                                                4,318,860


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

0.49     DEPARTMENT STORES
         Kohl's Corp(a)                                             7,700  $      441,056
=========================================================================================
3.79     DIVERSIFIED FINANCIAL SERVICES
         Citigroup Inc                                             68,196       3,424,121
=========================================================================================
0.52     DRUG RETAIL
         CVS Corp                                                  13,100         471,731
=========================================================================================
2.24     ELECTRIC UTILITIES
         Constellation Energy Group                                14,800         435,712
         Duke Energy                                               17,700         683,397
         PPL Corp                                                  20,100         904,098
=========================================================================================
                                                                                2,023,207
1.59     ELECTRONIC EQUIPMENT & INSTRUMENTS
         Sanmina Corp(a)                                           34,400         750,264
         Solectron Corp(a)                                         39,200         685,216
=========================================================================================
                                                                                1,435,480
5.24     HEALTH CARE EQUIPMENT
         Baxter International                                      59,400       2,958,120
         Laboratory Corp of America Holdings(a)                    13,300       1,196,468
         Varian Medical Systems(a)                                  8,100         579,150
=========================================================================================
                                                                                4,733,738
2.04     HEALTH CARE FACILITIES
         HCA Inc                                                   16,400         753,580
         Tenet Healthcare(a)                                       19,600       1,087,996
=========================================================================================
                                                                                1,841,576
7.92     INDUSTRIAL CONGLOMERATES
         General Electric                                          97,450       4,239,075
         Tyco International Ltd                                    54,900       2,920,680
=========================================================================================
                                                                                7,159,755
2.02     INSURANCE BROKERS
         Marsh & McLennan                                          18,200       1,827,280
=========================================================================================
2.27     INTERNET SOFTWARE & SERVICES
         VeriSign Inc(a)                                           37,600       2,053,336
=========================================================================================
2.79     INVESTMENT ADVISER/BROKER DEALER SERVICES
         Lehman Brothers Holdings                                  11,100         799,200
         Merrill Lynch & Co                                        31,700       1,719,408
=========================================================================================
                                                                                2,518,608
5.96     MOVIES & ENTERTAINMENT
         AOL Time Warner(a)                                        49,030       2,228,413
         Gemstar-TV Guide International(a)                         40,900       1,660,131
         Viacom Inc Class B Shrs(a)                                30,100       1,498,980
=========================================================================================
                                                                                5,387,524
4.61     MULTI-LINE INSURANCE
         American International Group                              41,237       3,432,980
         Radian Group                                              18,300         732,366
=========================================================================================
                                                                                4,165,346


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

3.31     MULTI-UTILITIES
         Dynegy Inc Class A Shrs                                   64,400  $    2,986,872
=========================================================================================
3.41     NATURAL GAS PIPELINES
         El Paso                                                   59,600       3,084,300
=========================================================================================
7.19     NETWORKING EQUIPMENT
         Cisco Systems(a)                                         203,620       3,913,576
         Emulex Corp(a)                                            36,500         856,655
         Extreme Networks(a)                                       61,600       1,726,648
=========================================================================================
                                                                                6,496,879
13.04    PHARMACEUTICALS
         Allergan Inc                                               6,100         459,269
         Cardinal Health                                           18,600       1,369,518
         Elan Corp PLC Sponsored ADR Representing Ord Shrs(a)      32,700       1,888,425
         Forest Laboratories(a)                                    22,400       1,759,520
         King Pharmaceuticals(a)                                   49,733       2,247,932
         Pfizer Inc                                                46,026       1,897,192
         Teva Pharmaceutical Industries Ltd Sponsored ADR
           Representing Ord Shrs                                   30,100       2,165,695
=========================================================================================
                                                                               11,787,551
1.18     RESTAURANTS
         Starbucks Corp(a)                                         59,200       1,067,968
=========================================================================================
3.28     SEMICONDUCTOR EQUIPMENT
         Applied Materials(a)                                      44,600       2,045,356
         Teradyne Inc(a)                                           27,200         924,256
=========================================================================================
                                                                                2,969,612
4.60     SEMICONDUCTORS
         Applied Micro Circuits(a)                                 59,000       1,011,260
         Intel Corp                                                17,000         506,770
         PMC-Sierra Inc(a)                                         19,500         591,045
         Texas Instruments                                         29,800       1,028,100
         Xilinx Inc(a)                                             25,500       1,020,000
=========================================================================================
                                                                                4,157,175
2.09     SYSTEMS SOFTWARE
         Oracle Corp(a)                                            63,200       1,142,656
         VERITAS Software(a)                                       17,600         746,416
=========================================================================================
                                                                                1,889,072
3.72     TELECOMMUNICATIONS EQUIPMENT
         CIENA Corp(a)                                             24,600         815,244
         Comverse Technology(a)                                    33,400         944,552
         Corning Inc                                               52,300         819,018
         JDS Uniphase(a)                                           85,120         786,509
=========================================================================================
                                                                                3,365,323
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $115,701,278)
         (Cost for Income Tax Purposes $120,525,634)                       $   90,383,514
=========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

INVESCO ENDEAVOR FUND
98.33    COMMON STOCKS
1.48     AIRLINES
         Northwest Airlines(a)                                     93,800  $    2,424,730
=========================================================================================
10.98    APPLICATION SOFTWARE
         BEA Systems(a)                                            56,865       1,253,873
         Check Point Software Technologies Ltd(a)                  39,100       1,729,784
         Manugistics Group(a)                                     120,600       2,618,226
         Mercury Interactive(a)                                    41,695       1,611,929
         Openwave Systems(a)                                      214,150       5,473,674
         Rational Software(a)                                     113,300       1,939,696
         Siebel Systems(a)                                         48,700       1,678,202
         TIBCO Software(a)                                        187,185       1,694,024
=========================================================================================
                                                                               17,999,408
1.46     AUTOMOBILE MANUFACTURERS
         General Motors                                            37,700       2,397,720
=========================================================================================
4.23     BIOTECHNOLOGY
         Genentech Inc(a)                                          49,240       2,082,852
         Human Genome Sciences(a)                                  14,200         721,076
         MedImmune Inc(a)                                         107,290       4,132,811
=========================================================================================
                                                                                6,936,739
0.85     BROADCASTING - RADIO/TV
         Hispanic Broadcasting(a)                                  29,800         700,300
         Radio One Class A Shrs(a)                                 38,200         698,296
=========================================================================================
                                                                                1,398,596
1.29     CABLE & SATELLITE PROGRAMMERS
         Liberty Media Class A Shrs(a)                            134,900       2,121,977
=========================================================================================
0.61     COMPUTER HARDWARE
         Sun Microsystems(a)                                       60,980         993,364
=========================================================================================
4.68     COMPUTER STORAGE & PERIPHERALS
         Brocade Communications Systems(a)                        233,415       7,681,688
=========================================================================================
1.44     DIVERSIFIED CHEMICALS
         Dow Chemical                                              64,700       2,355,080
=========================================================================================
2.21     DIVERSIFIED FINANCIAL SERVICES
         Citigroup Inc                                             72,305       3,630,434
=========================================================================================
1.22     DIVERSIFIED METALS & MINING
         Phelps Dodge                                              49,400       1,995,760
=========================================================================================
2.69     ELECTRIC UTILITIES
         Duke Energy                                               77,430       2,989,572
         PPL Corp                                                  31,630       1,422,717
=========================================================================================
                                                                                4,412,289
1.47     ELECTRICAL COMPONENTS & EQUIPMENT
         SPX Corp(a)                                               19,900       2,411,084
=========================================================================================
2.90     ELECTRONIC EQUIPMENT & INSTRUMENTS
         Celestica Inc(a)                                          37,100       1,790,075


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         Flextronics International Ltd(a)                         109,100   $   2,966,429
=========================================================================================
                                                                                4,756,504
1.00     HEALTH CARE EQUIPMENT
         Laboratory Corp of America Holdings(a)                    18,300       1,646,268
=========================================================================================
1.19     INDUSTRIAL GASES
         Praxair Inc                                               43,100       1,954,154
=========================================================================================
1.85     INTERNET RETAIL
         eBay Inc(a)                                               48,405       3,028,701
=========================================================================================
6.54     INTERNET SOFTWARE & SERVICES
         Interwoven Inc(a)                                        118,400       1,218,336
         IntraNet Solutions(a)                                     73,300       1,726,948
         VeriSign Inc(a)                                          108,330       5,915,901
         webMethods Inc(a)(c)                                     119,515       1,865,629
=========================================================================================
                                                                               10,726,814
3.06     INVESTMENT ADVISER/BROKER DEALER SERVICES
         Goldman Sachs Group                                       19,800       1,646,568
         Morgan Stanley Dean Witter & Co                           37,935       2,269,272
         Stilwell Financial                                        37,300       1,106,318
=========================================================================================
                                                                                5,022,158
4.63     MOVIES & ENTERTAINMENT
         AOL Time Warner(a)                                       166,920       7,586,514
=========================================================================================
2.57     NATURAL GAS PIPELINES
         El Paso                                                   81,415       4,213,226
=========================================================================================
1.79     NETWORKING EQUIPMENT
         Finisar Corp(a)                                           67,400         770,382
         McDATA Corp
           Class A Shrs(a)(c)                                      26,100         473,715
           Class B Shrs(a)                                         62,100       1,164,375
         Optical Communication Products(a)                         75,600         529,200
=========================================================================================
                                                                                2,937,672
1.25     OIL & GAS DRILLING
         Nabors Industries(a)                                      69,750       2,043,675
=========================================================================================
2.26     OIL & GAS EQUIPMENT & SERVICES
         Cooper Cameron(a)                                         29,595       1,506,681
         Smith International(a)                                    40,485       2,202,384
=========================================================================================
                                                                                3,709,065
0.72     OIL & GAS EXPLORATION & PRODUCTION
         Apache Corp                                               22,670       1,177,707
=========================================================================================
8.53     PHARMACEUTICALS
         Andrx Group(a)                                            46,345       3,146,362
         Forest Laboratories(a)                                    32,200       2,529,310
         Pfizer Inc                                                85,785       3,536,058
         Teva Pharmaceutical Industries Ltd Sponsored
           ADR Representing Ord Shrs                               66,285       4,769,206
=========================================================================================
                                                                               13,980,936


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

3.16     SEMICONDUCTOR EQUIPMENT
         ASM Lithography Holding NV New York Registered Shrs(a)    229,600 $    4,699,912
         Axcelis Technologies(a)                                   33,900         480,363
=========================================================================================
                                                                                5,180,275
7.48     SEMICONDUCTORS
         Analog Devices(a)                                         43,955       2,021,930
         Applied Micro Circuits(a)                                125,300       2,147,642
         LSI Logic(a)                                              51,400       1,119,492
         Micron Technology(a)                                      53,400       2,242,800
         PMC-Sierra Inc(a)                                         26,600         806,246
         QLogic Corp(a)                                            18,400         706,744
         Taiwan Semiconductor Manufacturing Ltd
           Sponsored ADR Representing 5 Ord Shrs(a)                88,500       1,442,550
         Xilinx Inc(a)                                             44,380       1,775,200
=========================================================================================
                                                                               12,262,604
1.01     STEEL
         Bethlehem Steel(a)                                       276,500         561,295
         Nucor Corp                                                23,000       1,101,470
=========================================================================================
                                                                                1,662,765
1.17     SYSTEMS SOFTWARE
         Microsoft Corp(a)                                         28,990       1,918,848
=========================================================================================
9.87     TELECOMMUNICATIONS EQUIPMENT
         ADC Telecommunications(a)                                250,000       1,227,500
         CIENA Corp(a)                                            184,900       6,127,586
         Comverse Technology(a)                                    56,395       1,594,851
         New Focus(a)                                              81,200         406,000
         Nokia Corp Sponsored ADR Representing Ord Shrs            23,700         516,897
         Research in Motion Ltd(a)                                131,700       3,098,901
         Sycamore Networks(a)                                     459,100       3,213,700
=========================================================================================
                                                                               16,185,435
2.74     WIRELESS TELECOMMUNICATION SERVICES
         Nextel Communications Class A Shrs(a)                    269,835       4,492,753
=========================================================================================
         TOTAL COMMON STOCKS (Cost $182,030,021)                              161,244,943
=========================================================================================
0.39     PREFERRED STOCKS
0.39     NETWORKING EQUIPMENT
         Calient Networks, Pfd, Series D Shrs(a)(f)
           (Cost $648,056)                                         89,696         648,056
=========================================================================================
1.28     SHORT-TERM INVESTMENTS - REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 7/31/2001 due 8/1/2001 at 3.810%,
           repurchased at $2,097,222 (Collateralized by
           US Treasury Notes, due 7/31/2002 at 6.000%,
           value $2,141,546) (Cost $2,097,000)             $    2,097,000       2,097,000
=========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $184,775,077)
         (Cost for Income Tax Purposes $192,344,673)                       $  163,989,999
=========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

S&P 500 INDEX FUND
96.60    COMMON STOCKS(d)
0.28     ADVERTISING
         Interpublic Group                                          3,836  $      104,991
         Omnicom Group                                              1,943         169,760
         TMP Worldwide(a)                                           1,100          55,044
=========================================================================================
                                                                                  329,795
1.54     AEROSPACE & DEFENSE
         Boeing Co                                                  9,056         530,048
         General Dynamics                                           2,034         164,530
         Goodrich Corp                                              1,010          35,289
         Honeywell International                                    8,336         307,348
         Lockheed Martin                                            4,356         172,585
         Northrop Grumman                                             918          73,651
         Raytheon Co                                                3,647         105,325
         Rockwell Collins(a)                                        1,937          40,096
         United Technologies                                        4,906         360,100
=========================================================================================
                                                                                1,788,972
0.11     AIR FREIGHT & COURIERS
         FedEx Corp(a)                                              3,132         129,571
=========================================================================================
0.24     AIRLINES
         AMR Corp(a)                                                1,620          56,943
         Delta Air Lines                                            1,298          57,605
         Southwest Airlines                                         7,866         157,399
         US Airways Group(a)                                          613          10,409
=========================================================================================
                                                                                  282,356
0.05     ALTERNATIVE CARRIERS
         Global Crossing Ltd(a)                                     9,197          60,240
=========================================================================================
0.30     ALUMINUM
         Alcoa Inc                                                  8,900         349,147
=========================================================================================
0.05     APPAREL & ACCESSORIES
         Liz Claiborne                                                400          21,260
         VF Corp                                                    1,117          40,893
=========================================================================================
                                                                                   62,153
0.36     APPAREL RETAIL
         Gap Inc                                                    8,894         242,895
         Limited Inc                                                4,458          75,652
         TJX Cos                                                    2,946         100,193
=========================================================================================
                                                                                  418,740
0.48     APPLICATION SOFTWARE
         Autodesk Inc                                                 600          22,374
         Citrix Systems(a)                                          1,800          60,246
         Compuware Corp(a)                                          3,700          50,690
         Intuit Inc(a)                                              2,200          75,636
         Mercury Interactive(a)                                       900          34,794
         Parametric Technology(a)                                   2,636          24,963
         PeopleSoft Inc(a)                                          3,047         133,062
         Siebel Systems(a)                                          4,700         161,962
=========================================================================================
                                                                                  563,727


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

0.26     AUTO PARTS & EQUIPMENT
         Dana Corp                                                  1,407  $       36,230
         Delphi Automotive Systems                                  5,830          95,379
         Johnson Controls                                             912          73,507
         Snap-on Inc                                                  600          16,200
         TRW Inc                                                    1,317          58,277
         Visteon Corp                                               1,242          26,243
=========================================================================================
                                                                                  305,836
0.72     AUTOMOBILE MANUFACTURERS
         Ford Motor                                                18,917         481,816
         General Motors                                             5,664         360,230
=========================================================================================
                                                                                  842,046
5.84     BANKS
         AmSouth Bancorp                                            3,850          76,538
         Bank of America                                           16,589       1,055,392
         Bank of New York                                           7,594         340,667
         Bank One                                                  12,043         466,185
         BB&T Corp                                                  4,180         154,284
         Charter One Financial                                      2,180          70,000
         Comerica Inc                                               1,703         104,888
         Fifth Third Bancorp                                        5,950         374,969
         First Union                                               10,122         358,319
         FleetBoston Financial                                     11,210         420,599
         Golden West Financial                                      1,545          99,884
         Huntington Bancshares                                      2,641          48,357
         KeyCorp                                                    4,388         117,379
         Mellon Financial                                           4,934         187,591
         National City                                              6,180         198,502
         Northern Trust                                             2,300         146,740
         PNC Financial Services Group                               2,900         192,415
         Regions Financial                                          2,300          73,600
         SouthTrust Corp                                            3,500          89,845
         SunTrust Banks                                             2,938         203,456
         Synovus Financial                                          2,986         101,972
         Union Planters                                             1,400          62,566
         US Bancorp                                                19,730         468,390
         Wachovia Corp                                              2,134         151,727
         Washington Mutual                                          9,041         366,341
         Wells Fargo & Co                                          17,766         818,302
         Zions Bancorp                                                900          52,605
=========================================================================================
                                                                                6,801,513
0.84     BIOTECHNOLOGY
         Amgen Inc(a)                                              10,748         674,007
         Applera Corp-Applied Biosystems Group                      2,200          62,040
         Biogen Inc(a)                                              1,500          85,035
         Chiron Corp(a)                                             1,900          81,510
         MedImmune Inc(a)                                           2,100          80,892
=========================================================================================
                                                                                  983,484
0.36     BREWERS
         Anheuser-Busch Cos                                         9,244         400,358


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         Coors (Adolph) Co Class B Shrs                               400  $       20,116
=========================================================================================
                                                                                  420,474
0.38     BROADCASTING - RADIO/TV
         Clear Channel Communications(a)                            6,103         357,636
         Univision Communications Class A Shrs(a)                   2,200          83,996
=========================================================================================
                                                                                  441,632
0.12     BUILDING PRODUCTS
         Crane Co                                                     650          19,857
         Masco Corp                                                 4,716         118,890
=========================================================================================
                                                                                  138,747
0.32     CABLE & SATELLITE OPERATORS
         Comcast Corp Special Class A Shrs(a)                       9,798         372,618
=========================================================================================
0.03     CASINOS & GAMING
         Harrah's Entertainment(a)                                  1,214          34,745
=========================================================================================
0.03     COMMERCIAL PRINTING
         Donnelley (R R) & Sons                                     1,120          33,275
=========================================================================================
0.20     COMPUTER & ELECTRONICS RETAIL
         Best Buy(a)                                                2,100         140,616
         Circuit City Stores-Circuit City Group                     2,028          38,025
         RadioShack Corp                                            1,828          51,604
=========================================================================================
                                                                                  230,245
3.52     COMPUTER HARDWARE
         Apple Computer(a)                                          3,636          68,320
         Compaq Computer                                           17,485         261,226
         Dell Computer(a)                                          26,912         724,740
         Gateway Inc(a)                                             3,200          33,568
         Hewlett-Packard Co                                        20,066         494,828
         International Business Machines                           17,976       1,891,255
         NCR Corp(a)                                                1,000          39,360
         Palm Inc(a)                                                5,827          31,291
         Sun Microsystems(a)                                       33,716         549,234
=========================================================================================
                                                                                4,093,822
0.47     COMPUTER STORAGE & PERIPHERALS
         EMC Corp(a)                                               22,804         449,695
         Lexmark International Class A Shrs(a)                      1,300          59,436
         Network Appliance(a)                                       3,400          42,432
=========================================================================================
                                                                                  551,563
0.03     CONSTRUCTION & ENGINEERING
         Fluor Corp                                                   812          32,098
         McDermott International(a)                                   600           6,624
=========================================================================================
                                                                                   38,722
0.32     CONSTRUCTION & FARM MACHINERY
         Caterpillar Inc                                            3,444         189,764
         Cummins Inc                                                  300          12,213
         Deere & Co                                                 2,366          99,254
         Navistar International(a)                                    600          19,266


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         PACCAR Inc                                                   800  $       47,072
=========================================================================================
                                                                                  367,569
0.04     CONSTRUCTION MATERIALS
         Vulcan Materials                                           1,000          49,050
=========================================================================================
2.09     CONSUMER FINANCE
         Capital One Financial                                      2,200         141,394
         Countrywide Credit Industries                              1,215          52,622
         Fannie Mae                                                10,297         857,225
         Freddie Mac                                                7,156         489,757
         Household International                                    4,752         315,010
         MBNA Corp                                                  8,843         313,042
         Providian Financial                                        2,838         140,112
         USA Education                                              1,600         128,176
=========================================================================================
                                                                                2,437,338
0.17     CRUISE LINES
         Carnival Corp                                              5,900         197,060
=========================================================================================
0.90     DATA PROCESSING SERVICES
         Automatic Data Processing                                  6,484         330,360
         Concord EFS(a)                                             2,550         146,319
         First Data                                                 3,960         274,507
         Fiserv Inc(a)                                              1,300          74,594
         Paychex Inc                                                3,900         153,270
         Sabre Holdings(a)                                          1,337          65,727
=========================================================================================
                                                                                1,044,777
0.55     DEPARTMENT STORES
         Dillard's Inc Class A Shrs                                   815          12,095
         Federated Department Stores(a)                             2,038          78,667
         Kohl's Corp(a)                                             3,300         189,024
         May Department Stores                                      3,028         100,530
         Nordstrom Inc                                              1,300          29,250
         Penney (J C) Co                                            2,764          78,608
         Sears Roebuck & Co                                         3,357         157,712
=========================================================================================
                                                                                  645,886
0.04     DISTILLERS & VINTNERS
         Brown-Forman Corp Class B Shrs                               600          40,998
=========================================================================================
0.77     DIVERSIFIED CHEMICALS
         Dow Chemical                                               9,307         338,775
         du Pont (E I) de Nemours & Co                             10,822         463,398
         FMC Corp(a)                                                  200          13,306
         Rohm & Haas                                                2,276          78,158
=========================================================================================
                                                                                  893,637
0.48     DIVERSIFIED COMMERCIAL SERVICES
         Block (H&R) Inc                                              915          65,304
         Cendant Corp(a)                                            8,819         179,467
         Cintas Corp                                                1,600          80,272
         Convergys Corp(a)                                          1,700          52,955
         Deluxe Corp                                                  611          19,271
         Ecolab Inc                                                 1,300          52,052
         Equifax Inc                                                1,421          33,621


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         IMS Health                                                 2,912  $       74,838
=========================================================================================
                                                                                  557,780
3.83     DIVERSIFIED FINANCIAL SERVICES
         Ambac Financial Group                                      1,000          57,540
         American Express                                          13,715         553,126
         Citigroup Inc                                             52,008       2,611,322
         Franklin Resources                                         2,700         116,478
         JP Morgan Chase & Co                                      20,503         887,780
         Moody's Corp                                               1,524          50,688
         State Street                                               3,412         183,463
=========================================================================================
                                                                                4,460,397
0.17     DIVERSIFIED METALS & MINING
         Alcan Inc                                                  3,232         121,232
         Freeport McMoRan Copper & Gold Class B Shrs(a)             1,527          16,431
         Inco Ltd(a)                                                1,823          30,553
         Phelps Dodge                                                 679          27,432
=========================================================================================
                                                                                  195,648
0.43     DRUG RETAIL
         CVS Corp                                                   3,926         141,375
         Walgreen Co                                               10,546         355,400
=========================================================================================
                                                                                  496,775
2.46     ELECTRIC UTILITIES
         AES Corp(a)                                                5,500         210,650
         Allegheny Energy                                           1,300          56,056
         Ameren Corp                                                1,314          51,627
         American Electric Power                                    3,203         144,135
         Calpine Corp(a)                                            3,100         111,569
         Cinergy Corp                                               1,622          50,120
         CMS Energy                                                 1,300          34,671
         Consolidated Edison                                        2,154          85,600
         Constellation Energy Group                                 1,621          47,722
         Dominion Resources                                         2,567         155,278
         DTE Energy                                                 1,620          68,445
         Duke Energy                                                7,972         307,799
         Edison International                                       3,253          45,672
         Entergy Corp                                               2,134          80,025
         Exelon Corp                                                3,357         189,670
         FirstEnergy Corp                                           2,232          67,719
         FPL Group                                                  1,819          98,226
         GPU Inc                                                    1,117          40,480
         Mirant Corp(a)                                             3,525         109,028
         Niagara Mohawk Holdings(a)                                 1,620          27,524
         NiSource Inc                                               2,151          56,700
         PG&E Corp                                                  3,861          57,413
         Pinnacle West Capital                                        900          38,052
         PPL Corp                                                   1,523          68,505
         Progress Energy                                            2,114          90,416
         Public Service Enterprise Group                            2,132          99,778
         Reliant Energy                                             2,940          92,610
         Southern Co                                                7,096         166,756
         TXU Corp                                                   2,562         119,133


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         Xcel Energy                                                3,440  $       92,674
=========================================================================================
                                                                                2,864,053
0.38     ELECTRICAL COMPONENTS & EQUIPMENT
         American Power Conversion(a)                               1,900          25,365
         Cooper Industries                                            917          38,065
         Emerson Electric                                           4,391         251,868
         Molex Inc                                                  1,975          67,940
         National Service Industries                                  300           6,786
         Power-One Inc(a)                                             800          12,400
         Rockwell International                                     1,937          31,089
         Thomas & Betts                                               600          12,450
=========================================================================================
                                                                                  445,963
0.47     ELECTRONIC EQUIPMENT & INSTRUMENTS
         Agilent Technologies(a)                                    4,759         136,155
         Jabil Circuit(a)                                           2,000          65,000
         Millipore Corp                                               500          32,590
         PerkinElmer Inc                                            1,000          31,500
         Sanmina Corp(a)                                            3,300          71,973
         Solectron Corp(a)                                          6,800         118,864
         Symbol Technologies                                        2,250          27,922
         Tektronix Inc(a)                                             900          20,421
         Thermo Electron(a)                                         1,921          43,799
=========================================================================================
                                                                                  548,224
0.04     EMPLOYMENT SERVICES
         Robert Half International(a)                               1,800          46,890
=========================================================================================
0.20     ENVIRONMENTAL SERVICES
         Allied Waste Industries(a)                                 1,900          35,796
         Waste Management                                           6,453         200,043
=========================================================================================
                                                                                  235,839
0.03     FOOD DISTRIBUTORS
         SUPERVALU Inc                                              1,400          29,358
=========================================================================================
0.53     FOOD RETAIL
         Albertson's Inc                                            4,066         133,080
         Kroger Co(a)                                               8,434         222,320
         Safeway Inc(a)                                             5,200         229,632
         Winn-Dixie Stores                                          1,421          32,598
=========================================================================================
                                                                                  617,630
0.13     FOOTWEAR
         NIKE Inc Class B Shrs                                      2,691         127,957
         Reebok International Ltd(a)                                  600          19,206
=========================================================================================
                                                                                  147,163
0.12     FOREST PRODUCTS
         Louisiana-Pacific Corp                                     1,015          10,779
         Weyerhaeuser Co                                            2,231         133,258
=========================================================================================
                                                                                  144,037
0.12     GAS UTILITIES
         KeySpan Corp                                               1,400          42,896
         NICOR Inc                                                    500          18,565


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         ONEOK Inc                                                    600  $       10,920
         Peoples Energy                                               400          15,224
         Sempra Energy                                              2,018          51,217
=========================================================================================
                                                                                  138,822
2.82     GENERAL MERCHANDISE STORES
         Big Lots(a)                                                1,029          13,511
         Costco Wholesale(a)                                        4,680         201,474
         Dollar General                                             3,297          64,720
         Kmart Corp(a)                                              5,068          58,637
         Target Corp                                                9,272         358,826
         Wal-Mart Stores                                           46,260       2,585,934
=========================================================================================
                                                                                3,283,102
0.13     GOLD
         Barrick Gold                                               3,952          58,845
         Homestake Mining                                           2,620          20,436
         Newmont Mining                                             2,022          37,811
         Placer Dome                                                3,433          34,502
=========================================================================================
                                                                                  151,594
0.12     HEALTH CARE DISTRIBUTORS & SERVICES
         McKesson HBOC                                              2,886         119,625
         Quintiles Transnational(a)                                 1,200          22,332
=========================================================================================
                                                                                  141,957
1.26     HEALTH CARE EQUIPMENT
         Bard (C R) Inc                                               500          29,575
         Baxter International                                       6,168         307,166
         Becton Dickinson & Co                                      2,534          87,575
         Biomet Inc                                                 1,774          86,128
         Boston Scientific(a)                                       4,056          73,049
         Guidant Corp(a)                                            3,094          98,637
         Medtronic Inc                                             12,516         601,143
         St Jude Medical(a)                                           913          63,910
         Stryker Corp                                               2,000         119,960
=========================================================================================
                                                                                1,467,143
0.47     HEALTH CARE FACILITIES
         HCA Inc                                                    5,490         252,265
         HEALTHSOUTH Corp(a)                                        4,055          69,340
         Manor Care(a)                                              1,000          32,200
         Tenet Healthcare(a)                                        3,400         188,734
=========================================================================================
                                                                                  542,539
0.02     HEALTH CARE SUPPLIES
         Bausch & Lomb                                                600          20,544
=========================================================================================
0.04     HOME FURNISHINGS
         Leggett & Platt                                            1,900          45,543
=========================================================================================
1.33     HOME IMPROVEMENT RETAIL
         Home Depot                                                24,090       1,213,413
         Lowe's Cos                                                 7,660         292,459
         Sherwin-Williams Co                                        1,624          37,173
=========================================================================================
                                                                                1,543,045


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

0.06     HOMEBUILDING
         Centex Corp                                                  600  $       28,224
         KB Home                                                      500          16,295
         Pulte Homes                                                  300          12,453
         Webb (DelE) Corp(a)                                          200           7,416
=========================================================================================
                                                                                   64,388
0.21     HOTELS
         Hilton Hotels                                              3,735          45,231
         Marriott International Class A Shrs                        2,568         122,622
         Starwood Hotels & Resorts Worldwide Paired Certificates    2,100          74,949
=========================================================================================
                                                                                  242,802
0.12     HOUSEHOLD APPLIANCES
         Black & Decker                                               713          30,452
         Maytag Corp                                                  713          23,907
         Stanley Works                                                912          39,754
         Whirlpool Corp                                               600          42,324
=========================================================================================
                                                                                  136,437
1.44     HOUSEHOLD PRODUCTS
         Clorox Co                                                  2,336          87,320
         Colgate-Palmolive Co                                       5,688         308,290
         Kimberly-Clark Corp                                        5,476         332,996
         Procter & Gamble                                          13,382         950,390
=========================================================================================
                                                                                1,678,996
0.12     HOUSEWARES & SPECIALTIES
         American Greetings Class A Shrs                              610           6,740
         Fortune Brands                                             1,624          59,471
         Newell Rubbermaid                                          2,653          57,517
         Tupperware Corp                                              600          14,088
=========================================================================================
                                                                                  137,816
5.21     INDUSTRIAL CONGLOMERATES
         General Electric                                         102,747       4,469,494
         Minnesota Mining & Manufacturing                           3,968         443,940
         Textron Inc                                                1,508          84,931
         Tyco International Ltd                                    20,023       1,065,224
=========================================================================================
                                                                                6,063,589
0.15     INDUSTRIAL GASES
         Air Products & Chemicals                                   2,344          95,705
         Praxair Inc                                                1,622          73,541
=========================================================================================
                                                                                  169,246
0.53     INDUSTRIAL MACHINERY
         Danaher Corp                                               1,500          84,885
         Dover Corp                                                 2,146          77,578
         Eaton Corp                                                   611          44,872
         Illinois Tool Works                                        3,187         200,781
         Ingersoll-Rand Co                                          1,523          66,525
         ITT Industries                                               917          40,715
         Pall Corp                                                  1,318          31,500


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         Parker-Hannifin Corp                                       1,216  $       54,355
         Timken Co                                                    600          10,002
=========================================================================================
                                                                                  611,213
0.33     INSURANCE BROKERS
         Aon Corp                                                   2,715          96,247
         Marsh & McLennan                                           2,868         287,947
=========================================================================================
                                                                                  384,194
5.05     INTEGRATED OIL & GAS
         Amerada Hess                                                 913          70,557
         Chevron Corp                                               6,631         606,007
         Conoco Inc Class B Shrs                                    6,495         201,345
         Exxon Mobil                                               71,270       2,976,235
         Occidental Petroleum                                       3,747         103,567
         Phillips Petroleum                                         2,673         152,602
         Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs    22,208       1,288,064
         Texaco Inc                                                 5,677         393,132
         USX-Marathon Group                                         3,089          91,651
=========================================================================================
                                                                                5,883,160
4.19     INTEGRATED TELECOMMUNICATION SERVICES
         ALLTEL Corp                                                3,170         195,430
         AT&T Corp                                                 35,709         721,679
         BellSouth Corp                                            19,402         789,661
         CenturyTel Inc                                             1,400          43,344
         Citizens Communications(a)                                 3,000          36,810
         SBC Communications                                        34,872       1,570,286
         Verizon Communications                                    28,015       1,517,012
=========================================================================================
                                                                                4,874,222
0.93     INTEGRATED TELECOMMUNICATION
           SERVICES - LONG DISTANCE
         Qwest Communications International                        17,137         445,562
         Sprint Corp                                                9,164         213,888
         WorldCom Inc-WorldCom Group(a)                            29,877         418,278
=========================================================================================
                                                                                1,077,728
0.10     INTERNET SOFTWARE & SERVICES
         BroadVision Inc(a)                                         2,700           9,234
         Yahoo! Inc(a)                                              5,900         103,958
=========================================================================================
                                                                                  113,192
1.48     INVESTMENT ADVISER/BROKER DEALER SERVICES
         Bear Stearns                                                 950          55,242
         Lehman Brothers Holdings                                   2,500         180,000
         Merrill Lynch & Co                                         8,638         468,525
         Morgan Stanley Dean Witter & Co                           11,478         686,614
         Price (T Rowe) Group                                       1,300          49,348
         Schwab (Charles) Corp                                     14,383         215,601
         Stilwell Financial                                         2,300          68,218
=========================================================================================
                                                                                1,723,548
0.35     IT CONSULTING & SERVICES
         Computer Sciences(a)                                       1,702          61,459
         Electronic Data Systems                                    4,700         300,095


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         Sapient Corp(a)                                            1,200   $       7,500
         Unisys Corp(a)                                             3,325          38,071
=========================================================================================
                                                                                  407,125
0.11     LEISURE PRODUCTS
         Brunswick Corp                                               914          19,962
         Hasbro Inc                                                 1,777          28,610
         Mattel Inc                                                 4,491          80,389
=========================================================================================
                                                                                  128,961
0.94     LIFE & HEALTH INSURANCE
         AFLAC Inc                                                  5,400         159,732
         American General                                           5,120         236,800
         Conseco Inc(a)                                             3,541          51,699
         Jefferson-Pilot Corp                                       1,522          72,310
         John Hancock Financial Services                            3,200         128,064
         Lincoln National                                           1,934          98,692
         MetLife Inc                                                7,800         231,270
         Torchmark Corp                                             1,220          50,642
         UnumProvident Corp                                         2,430          69,328
=========================================================================================
                                                                                1,098,537
0.30     MANAGED HEALTH CARE
         Aetna Inc(a)                                               1,498          42,259
         Humana Inc(a)                                              1,723          19,211
         UnitedHealth Group                                         3,248         218,980
         Wellpoint Health Networks(a)                                 600          64,176
=========================================================================================
                                                                                  344,626
0.01     METAL & GLASS CONTAINERS
         Ball Corp                                                    200           9,886
=========================================================================================
0.13     MOTORCYCLE MANUFACTURERS
         Harley-Davidson Inc                                        3,000         154,830
=========================================================================================
3.07     MOVIES & ENTERTAINMENT
         AOL Time Warner(a)                                        45,854       2,084,064
         Disney (Walt) Co                                          21,629         569,924
         Viacom Inc Class B Shrs(a)                                18,406         916,619
=========================================================================================
                                                                                3,570,607
2.14     MULTI-LINE INSURANCE
         American International Group                              24,155       2,010,904
         CIGNA Corp                                                 1,447         145,149
         Cincinnati Financial                                       1,645          64,813
         Hartford Financial Services Group                          2,356         155,991
         Loews Corp                                                 1,952         110,796
=========================================================================================
                                                                                2,487,653
0.14     MULTI-UTILITIES
         Dynegy Inc Class A Shrs                                    3,400         157,692
=========================================================================================
0.73     NATURAL GAS PIPELINES
         El Paso Corp                                               5,285         273,499
         Enron Corp                                                 7,718         350,011
         Kinder Morgan                                              1,200          62,880


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         Williams Cos                                               5,010  $      167,835
=========================================================================================
                                                                                  854,225
1.31     NETWORKING EQUIPMENT
         Avaya Inc(a)                                               2,858          35,811
         Cabletron Systems(a)                                       1,822          33,835
         Cisco Systems(a)                                          75,664       1,454,262
=========================================================================================
                                                                                1,523,908
0.05     OFFICE ELECTRONICS
         Xerox Corp                                                 7,228          57,679
=========================================================================================
0.14     OFFICE SERVICES & SUPPLIES
         Avery Dennison                                             1,114          57,104
         Pitney Bowes                                               2,490         100,098
=========================================================================================
                                                                                  157,202
0.17     OIL & GAS DRILLING
         Nabors Industries(a)                                       1,500          43,950
         Noble Drilling(a)                                          1,300          39,897
         Rowan Cos(a)                                                 912          17,547
         Transocean Sedco Forex                                     3,140         101,391
=========================================================================================
                                                                                  202,785
0.51     OIL & GAS EQUIPMENT & SERVICES
         Baker Hughes                                               3,494         124,317
         Halliburton Co                                             4,296         150,403
         Schlumberger Ltd                                           5,925         318,469
=========================================================================================
                                                                                  593,189
0.49     OIL & GAS EXPLORATION & PRODUCTION
         Anadarko Petroleum                                         2,580         146,544
         Apache Corp                                                1,213          63,015
         Burlington Resources                                       2,225          96,231
         Devon Energy                                               1,318          71,449
         EOG Resources                                              1,100          38,885
         Kerr-McGee Corp                                            1,016          64,191
         Unocal Corp                                                2,462          88,090
=========================================================================================
                                                                                  568,405
0.11     OIL & GAS REFINING & MARKETING
         Ashland Inc                                                  600          23,622
         Sunoco Inc                                                   900          31,122
         Tosco Corp                                                 1,600          71,520
=========================================================================================
                                                                                  126,264
1.58     PACKAGED FOODS
         Archer-Daniels-Midland Co                                  6,563          87,879
         Campbell Soup                                              4,100         112,176
         ConAgra Foods                                              5,566         119,613
         General Mills                                              2,808         123,496
         Heinz (H J) Co                                             3,641         157,328
         Hershey Foods                                              1,394          84,142
         Kellogg Co                                                 4,070         122,385
         Quaker Oats                                                1,219         107,272
         Ralston Purina                                             3,110          99,862
         Sara Lee                                                   8,130         163,982


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         SYSCO Corp                                                 6,948  $      186,484
         Unilever NV New York Registered Shrs                       5,953         356,882
         Wrigley (William) Jr Co                                    2,352         117,412
=========================================================================================
                                                                                1,838,913
0.09     PAPER PACKAGING
         Bemis Inc                                                    400          17,696
         Pactiv Corp(a)                                             1,624          25,221
         Sealed Air(a)                                                819          33,743
         Temple-Inland Inc                                            400          24,820
=========================================================================================
                                                                                  101,480
0.36     PAPER PRODUCTS
         Boise Cascade                                                600          21,720
         Georgia-Pacific Group                                      2,332          85,351
         International Paper                                        4,992         203,973
         Mead Corp                                                  1,015          30,166
         Westvaco Corp                                              1,014          27,277
         Willamette Industries                                      1,016          50,495
=========================================================================================
                                                                                  418,982
0.38     PERSONAL PRODUCTS
         Alberto-Culver Co Class B Shrs                               600          26,028
         Avon Products                                              2,474         114,769
         Gillette Co                                               10,936         304,786
=========================================================================================
                                                                                  445,583
10.07    PHARMACEUTICALS
         Abbott Laboratories                                       16,004         857,654
         Allergan Inc                                               1,300          97,877
         American Home Products                                    13,554         817,442
         Bristol-Myers Squibb                                      20,106       1,189,069
         Cardinal Health                                            4,628         340,760
         Forest Laboratories(a)                                     1,800         141,390
         Johnson & Johnson                                         31,202       1,688,028
         King Pharmaceuticals(a)                                    2,266         102,423
         Lilly (Eli) & Co                                          11,628         921,868
         Merck & Co                                                23,674       1,609,359
         Pfizer Inc                                                65,298       2,691,584
         Pharmacia Corp                                            13,469         600,987
         Schering-Plough Corp                                      15,162         592,076
         Watson Pharmaceuticals(a)                                  1,100          72,435
=========================================================================================
                                                                               11,722,952
0.11     PHOTOGRAPHIC PRODUCTS
         Eastman Kodak                                              2,913         126,162
=========================================================================================
0.66     PROPERTY & CASUALTY INSURANCE
         Allstate Corp                                              7,464         260,941
         Chubb Corp                                                 1,759         123,429
         MBIA Inc                                                   1,518          85,251
         MGIC Investment                                            1,075          80,668
         Progressive Corp                                             619          83,447
         SAFECO Corp                                                1,320          41,870


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         St Paul Cos                                                2,232  $       97,873
=========================================================================================
                                                                                  773,479
0.52     PUBLISHING & PRINTING
         Dow Jones & Co                                               913          51,968
         Gannett Co                                                 2,686         180,043
         Knight-Ridder Inc                                            612          37,693
         McGraw-Hill Cos                                            1,928         118,321
         Meredith Corp                                                400          14,348
         New York Times Class A Shrs                                1,626          75,284
         Tribune Co                                                 3,034         125,183
=========================================================================================
                                                                                  602,840
0.35     RAILROADS
         Burlington Northern Santa Fe                               3,909         104,527
         CSX Corp                                                   2,143          83,834
         Norfolk Southern                                           3,853          77,522
         Union Pacific                                              2,562         137,554
=========================================================================================
                                                                                  403,437
0.51     RESTAURANTS
         Darden Restaurants                                         1,221          36,508
         McDonald's Corp                                           13,404         390,593
         Starbucks Corp(a)                                          3,800          68,552
         Tricon Global Restaurants(a)                               1,521          69,586
         Wendy's International                                      1,118          29,974
=========================================================================================
                                                                                  595,213
0.53     SEMICONDUCTOR EQUIPMENT
         Applied Materials(a)                                       8,402         385,316
         KLA-Tencor Corp(a)                                         1,824          99,207
         Novellus Systems(a)                                        1,500          76,455
         Teradyne Inc(a)                                            1,800          61,164
=========================================================================================
                                                                                  622,142
3.56     SEMICONDUCTORS
         Advanced Micro Devices(a)                                  3,540          64,640
         Altera Corp(a)                                             4,000         120,240
         Analog Devices(a)                                          3,700         170,200
         Applied Micro Circuits(a)                                  3,000          51,420
         Broadcom Corp Class A Shrs(a)                              2,700         117,801
         Conexant Systems(a)                                        2,600          24,726
         Intel Corp                                                69,596       2,074,657
         Linear Technology                                          3,200         139,456
         LSI Logic(a)                                               3,640          79,279
         Maxim Integrated Products(a)                               3,421         157,948
         Micron Technology(a)                                       6,160         258,720
         National Semiconductor(a)                                  1,723          55,222
         QLogic Corp(a)                                             1,000          38,410
         Texas Instruments                                         17,924         618,378
         Vitesse Semiconductor(a)                                   1,900          37,601
         Xilinx Inc(a)                                              3,300         132,000
=========================================================================================
                                                                                4,140,698
1.70     SOFT DRINKS
         Coca-Cola Co                                              25,724       1,147,290


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         Coca-Cola Enterprises                                      4,600  $       67,252
         Pepsi Bottling Group                                       1,500          65,370
         PepsiCo Inc                                               15,096         703,926
=========================================================================================
                                                                                1,983,838
0.21     SPECIALTY CHEMICALS
         Eastman Chemical                                             811          35,587
         Englehard Corp                                             1,220          31,781
         Great Lakes Chemical                                         400          11,356
         Hercules Inc                                               1,013          10,738
         International Flavors & Fragrances                         1,015          29,567
         PPG Industries                                             1,617          88,854
         Sigma-Aldrich Corp                                           814          35,238
=========================================================================================
                                                                                  243,121
0.30     SPECIALTY STORES
         AutoZone Inc(a)                                            1,121          53,057
         Bed Bath & Beyond(a)                                       2,900          93,467
         Office Depot(a)                                            3,100          39,742
         Staples Inc(a)                                             4,700          70,453
         Tiffany & Co                                               1,500          52,950
         Toys "R" Us(a)                                             1,940          44,678
=========================================================================================
                                                                                  354,347
0.07     STEEL
         Allegheny Technologies                                       762          14,524
         Nucor Corp                                                   712          34,098
         USX-US Steel Group                                           912          17,966
         Worthington Industries                                       914          12,851
=========================================================================================
                                                                                   79,439
4.53     SYSTEMS SOFTWARE
         Adobe Systems                                              2,440          91,476
         BMC Software(a)                                            2,500          50,000
         Computer Associates International                          5,976         206,052
         Microsoft Corp(a)                                         55,670       3,684,797
         Novell Inc(a)                                              3,649          18,208
         Oracle Corp(a)                                            58,064       1,049,797
         VERITAS Software(a)                                        4,100         173,881
=========================================================================================
                                                                                5,274,211
1.64     TELECOMMUNICATIONS EQUIPMENT
         ADC Telecommunications(a)                                  8,100          39,771
         Andrew Corp(a)                                               813          17,918
         Comverse Technology(a)                                     1,800          50,904
         Corning Inc                                                9,605         150,414
         JDS Uniphase(a)                                           13,600         125,664
         Lucent Technologies                                       35,199         235,833
         Motorola Inc                                              22,708         424,413
         Nortel Networks                                           32,988         262,255
         QUALCOMM Inc(a)                                            7,800         493,194
         Scientific-Atlanta Inc                                     1,622          41,280
         Tellabs Inc(a)                                             4,238          69,800
=========================================================================================
                                                                                1,911,446


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

0.05     TIRES & RUBBER
         Cooper Tire & Rubber                                         611  $        9,910
         Goodyear Tire & Rubber                                     1,603          45,814
=========================================================================================
                                                                                   55,724
0.93     TOBACCO
         Philip Morris                                             22,792       1,037,036
         UST Inc                                                    1,626          50,325
=========================================================================================
                                                                                1,087,361
0.08     TRADING COMPANIES & DISTRIBUTORS
         Genuine Parts                                              1,725          56,787
         Grainger (W W) Inc                                           926          38,985
=========================================================================================
                                                                                   95,772
0.01     TRUCKING
         Ryder System                                                 500           9,500
=========================================================================================
0.75     WIRELESS TELECOMMUNICATION SERVICES
         AT&T Wireless Services(a)                                 25,991         485,772
         Nextel Communications Class A Shrs(a)                      7,900         131,535
         Sprint Corp-PCS Group Series 1 Shrs(a)                     9,682         250,957
=========================================================================================
                                                                                  868,264
         TOTAL COMMON STOCKS (Cost $108,135,040)                           $  112,432,793
=========================================================================================
3.40     SHORT TERM INVESTMENTS
0.50     US GOVERNMENT OBLIGATIONS
         US Treasury Bills, 2/28/2002(e) (Amortized
           Cost $587,304)                                  $      600,000         588,325
=========================================================================================
2.90     REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 7/31/2001 due 8/1/2001 at 3.810%,
           repurchased at $3,374,357 (Collateralized by
           US Treasury Inflationary Index Bonds, due
           4/15/2029 at 3.875%, value $3,466,917)
           (Cost $3,374,000)                               $    3,374,000       3,374,000
=========================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (Amortized Cost $3,961,304)                                          3,962,325
=========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $112,096,344)
         (Cost for Income Tax Purposes $118,880,288)                       $  116,395,118
=========================================================================================

SMALL COMPANY GROWTH FUND
84.43    COMMON STOCKS
0.34     AIR FREIGHT & COURIERS
         Atlas Air Worldwide Holdings(a)                          325,000  $    4,767,750
=========================================================================================
1.51     AIRLINES
         Atlantic Coast Airlines Holdings(a)                      503,200      14,617,960
         SkyWest Inc                                              192,800       6,466,512
=========================================================================================
                                                                               21,084,472
0.61     APPAREL & ACCESSORIES
         Coach Inc(a)                                             227,800       8,604,006
=========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

1.37     APPAREL RETAIL
         American Eagle Outfitters(a)                             141,800  $    5,211,150
         AnnTaylor Stores(a)                                      208,800       6,702,480
         Charlotte Russe Holding(a)                               286,700       7,276,446
=========================================================================================
                                                                               19,190,076
4.93     APPLICATION SOFTWARE
         Agile Software(a)                                        328,400       3,953,936
         Aspen Technology(a)                                      412,000       8,157,600
         Henry (Jack) & Associates                                598,480      16,919,030
         Manugistics Group(a)                                     289,600       6,287,216
         MatrixOne Inc(a)                                         391,900       6,211,615
         Peregrine Systems(a)                                     361,500       9,887,025
         Quest Software(a)                                        350,900       9,849,763
         Retek Inc(a)                                             175,600       5,633,248
         Synplicity Inc(a)                                        243,500       2,130,625
=========================================================================================
                                                                               69,030,058
4.69     BANKS
         City National                                            450,180      21,158,460
         Commerce Bancorp                                         259,900      19,804,380
         Investors Financial Services                             227,600      16,883,368
         Silicon Valley Bancshares(a)                             391,200       7,886,592
=========================================================================================
                                                                               65,732,800
4.97     BIOTECHNOLOGY
         Albany Molecular Research(a)                             194,800       6,056,332
         Alkermes Inc(a)                                          181,700       5,178,450
         Celgene Corp(a)                                          129,400       3,387,692
         Cephalon Inc(a)                                          220,400      14,083,560
         CV Therapeutics(a)                                       152,800       6,862,248
         Enzon Inc(a)(d)                                           79,700       5,120,725
         Invitrogen Corp(a)                                       123,000       7,875,690
         Myriad Genetics(a)                                       210,200       9,641,874
         Protein Design Labs(a)                                    68,900       3,837,730
         Trimeris Inc(a)                                          189,900       7,613,091
=========================================================================================
                                                                               69,657,392
2.58     BROADCASTING - RADIO/TV
         Emmis Communications Class A Shrs(a)                     417,600      12,644,928
         Entravision Communications Class A Shrs(a)               749,700       9,393,741
         Radio One Class D Shrs(a)                                784,600      14,122,800
=========================================================================================
                                                                               36,161,469
0.86     CASINOS & GAMING
         Harrah's Entertainment(a)                                419,400      12,003,228
=========================================================================================
0.95     CATALOG RETAIL
         Insight Enterprises(a)                                   645,650      13,242,282
=========================================================================================
0.37     COMPUTER & ELECTRONICS RETAIL
         Circuit City Stores-CarMax Group(a)                      327,200       5,156,672
=========================================================================================
0.47     COMPUTER HARDWARE
         Concurrent Computer(a)                                   742,300       6,561,932
=========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

1.58     CONSTRUCTION & ENGINEERING
         Dycom Industries(a)                                      521,675  $   11,419,466
         Shaw Group(a)(c)                                         328,100      10,663,250
=========================================================================================
                                                                               22,082,716
0.90     CONSUMER FINANCE
         AmeriCredit Corp(a)                                      204,800      12,593,152
=========================================================================================
0.24     DATA PROCESSING SERVICES
         eFunds Corp(a)                                           176,600       3,364,230
=========================================================================================
2.56     DIVERSIFIED COMMERCIAL SERVICES
         Career Education(a)                                       97,600       5,953,600
         Corinthian Colleges(a)                                   311,800      14,470,638
         Corporate Executive Board(a)                             229,600       9,544,472
         University of Phoenix Online(a)                          159,800       5,928,580
=========================================================================================
                                                                               35,897,290
0.66     DRUG RETAIL
         Duane Reade(a)                                           251,500       9,255,200
=========================================================================================
1.67     ELECTRICAL COMPONENTS & EQUIPMENT
         Aeroflex Inc(a)                                        1,119,750      11,701,387
         Microsemi Corp(a)                                        105,000       6,725,250
         Pemstar Inc(a)                                           274,000       4,981,320
=========================================================================================
                                                                               23,407,957
3.56     ELECTRONIC EQUIPMENT & INSTRUMENTS
         Anaren Microwave(a)                                      572,300      12,985,487
         Millipore Corp                                           230,200      15,004,436
         Newport Corp                                             246,000       5,645,700
         Plexus Corp                                              234,100       8,383,121
         Technitrol Inc                                           200,300       4,971,446
         Zygo Corp(a)                                             144,500       2,892,890
=========================================================================================
                                                                               49,883,080
0.79     EMPLOYMENT SERVICES
         Exult Inc(a)                                             207,800       2,774,130
         Heidrick & Struggles International(a)                    391,750       8,265,925
=========================================================================================
                                                                               11,040,055
1.60     ENVIRONMENTAL SERVICES
         Tetra Tech(a)                                            285,000       6,469,500
         Waste Connections(a)                                     489,700      15,959,323
=========================================================================================
                                                                               22,428,823
0.77     FOOD DISTRIBUTORS
         Performance Food Group(a)                                356,500      10,837,600
=========================================================================================
4.93     HEALTH CARE DISTRIBUTORS & SERVICES
         Accredo Health(a)                                        444,375      13,482,337
         AdvancePCS Class A Shrs(a)                               135,500       8,414,550
         D & K Healthcare Resources                               122,200       5,101,850
         DaVita Inc(a)                                            286,600       6,144,704
         Impath Inc(a)                                            163,300       7,697,962
         Pharmaceutical Product Development(a)                    244,300       8,650,663
         Renal Care Group(a)                                      202,300       5,967,850


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         Specialty Laboratories(a)                                125,300  $    3,896,830
         United Surgical Partners International(a)                454,600       9,660,250
=========================================================================================
                                                                               69,016,996
2.29     HEALTH CARE EQUIPMENT
         Cytyc Corp(a)                                            306,600       7,646,604
         Laboratory Corp of America Holdings(a)                    39,500       3,553,420
         Noven Pharmaceuticals(a)                                 496,000      18,600,000
         Wright Medical Group(a)(c)                               132,100       2,219,280
=========================================================================================
                                                                               32,019,304
1.65     HEALTH CARE FACILITIES
         Province Healthcare(a)                                   633,550      23,124,575
=========================================================================================
0.28     HEALTH CARE SUPPLIES
         Regeneration Technologies(a)                             424,700       3,932,722
=========================================================================================
0.78     HEAVY ELECTRICAL EQUIPMENT
         Capstone Turbine(a)                                      503,300       5,848,346
         Global Power Equipment Group(a)                          249,400       5,062,820
=========================================================================================
                                                                               10,911,166
0.67     INSURANCE BROKERS
         Gallagher (Arthur J) & Co                                340,200       9,355,500
=========================================================================================
0.60     INTEGRATED TELECOMMUNICATION SERVICES
         Choice One Communications(a)(c)                          496,400       2,953,580
         CTC Communications Group(a)(c)                           952,000       5,426,400
=========================================================================================
                                                                                8,379,980
0.46     INTEGRATED TELECOMMUNICATION
           SERVICES - LONG DISTANCE
         Allegiance Telecom(a)                                    429,600       6,439,704
=========================================================================================
3.83     INTERNET SOFTWARE & SERVICES
         Digex Inc Class A Shrs(a)                                457,900       2,642,083
         Internet Security Systems(a)                             176,300       4,060,189
         IntraNet Solutions(a)(c)                                 303,970       7,161,533
         IONA Technologies PLC Sponsored ADR Representing
           Ord Shrs(a)                                            396,100       6,832,725
         Netegrity Inc(a)                                         382,200       9,925,734
         PEC Solutions(a)                                         312,300       7,473,339
         SkillSoft Corp(a)                                         69,000       2,390,850
         SmartForce PLC Sponsored ADR Representing Ord Shrs(a)    339,300      13,137,696
=========================================================================================
                                                                               53,624,149
3.07     INVESTMENT ADVISER/BROKER DEALER SERVICES
         Affiliated Managers Group(a)                             184,900      12,525,126
         Raymond James Financial                                  470,000      14,053,000
         Waddell & Reed Financial Class A Shrs                    532,600      16,404,080
=========================================================================================
                                                                               42,982,206
0.19     IT CONSULTING & SERVICES
         Simplex Solutions(a)                                     105,200       2,630,000
=========================================================================================
0.54     LEISURE FACILITIES
         Intrawest Corp                                           401,200       7,614,776
=========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

0.44     LEISURE PRODUCTS
         WMS Industries(a)                                        269,100  $    6,189,300
=========================================================================================
0.71     MANAGED HEALTH CARE
         First Health Group(a)                                    372,800       9,912,752
=========================================================================================
0.34     MOVIES & ENTERTAINMENT
         Macrovision Corp(a)                                       98,200       4,746,006
=========================================================================================
0.06     NETWORKING EQUIPMENT
         Tellium Inc(a)(c)                                         67,900         892,885
=========================================================================================
2.50     OIL & GAS DRILLING
         Atwood Oceanics(a)                                       154,600       5,086,340
         Marine Drilling(a)                                       569,800       8,774,920
         Patterson-UTI Energy(a)                                  615,700      10,910,204
         Precision Drilling(a)                                    233,700       6,648,765
         Pride International(a)                                   232,000       3,600,640
=========================================================================================
                                                                               35,020,869
0.97     OIL & GAS EQUIPMENT & SERVICES
         Cal Dive International(a)                                369,300       6,905,910
         Dril-Quip Inc(a)                                         273,900       4,976,763
         Stolt Offshore SA Sponsored ADR Representing
           Ord A Shrs(a)                                          151,800       1,642,476
=========================================================================================
                                                                               13,525,149
1.05     OIL & GAS EXPLORATION & PRODUCTION
         Evergreen Resources(a)                                   198,600       7,252,872
         Louis Dreyfus Natural Gas(a)                             228,800       7,463,456
=========================================================================================
                                                                               14,716,328
0.92     PERSONAL PRODUCTS
         Elizabeth Arden(a)                                       308,600       6,172,000
         Playtex Products(a)                                      667,800       6,671,322
=========================================================================================
                                                                               12,843,322
4.59     PHARMACEUTICALS
         Barr Laboratories(a)                                     150,200      12,899,176
         CIMA Labs(a)                                             115,800       7,464,468
         First Horizon Pharmaceutical(a)                          266,600       9,128,384
         Inspire Pharmaceuticals(a)                               332,600       4,217,368
         Medarex Inc(a)                                           490,500      10,442,745
         NPS Pharmaceuticals(a)                                   180,250       5,659,850
         Pharmaceutical Resources(a)                              268,100      10,616,760
         Taro Pharmaceutical Industries Ltd(a)(c)                  88,200       3,880,800
=========================================================================================
                                                                               64,309,551
1.17     RESTAURANTS
         Buca Inc(a)                                              409,300       6,937,635
         California Pizza Kitchen(a)                              408,700       9,375,578
=========================================================================================
                                                                               16,313,213
0.82     SEMICONDUCTOR EQUIPMENT
         Brooks Automation(a)                                     240,100      11,421,557
=========================================================================================
6.21     SEMICONDUCTORS
         Alpha Industries(a)                                      260,000       9,911,200
         AXT Inc(a)                                               477,300      10,252,404


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         Cree Inc(a)(c)                                           494,800   $  12,102,808
         Elantec Semiconductor(a)                                 335,300      12,657,575
         Exar Corp(a)                                             392,960       9,450,688
         Genesis Microchip(a)                                     295,900       9,809,085
         Semtech Corp(a)                                          450,500      16,691,025
         TranSwitch Corp(a)                                       729,500       6,011,080
=========================================================================================
                                                                               86,885,865
0.91     SPECIALTY CHEMICALS
         Stericycle Inc(a)                                        259,600      12,782,704
=========================================================================================
2.31     SPECIALTY STORES
         Cost Plus(a)                                             453,100      12,791,013
         Linens 'n Things(a)                                      380,200       9,771,140
         Williams-Sonoma Inc(a)                                   256,600       9,779,026
=========================================================================================
                                                                               32,341,179
1.26     SYSTEMS SOFTWARE
         Precise Software Solutions Ltd(a)                        495,400      10,720,456
         Take-Two Interactive Software(a)(c)                      345,400       6,859,644
=========================================================================================
                                                                               17,580,100
2.41     TELECOMMUNICATIONS EQUIPMENT
         Digital Lightwave(a)(c)                                  142,400       2,914,928
         New Focus(a)(c)                                          504,500       2,522,500
         REMEC Inc(a)                                             836,125       9,306,071
         Tekelec(a)                                               609,100      12,401,276
         ViaSat Inc(a)                                            325,600       6,609,680
=========================================================================================
                                                                               33,754,455
0.49     WIRELESS TELECOMMUNICATION SERVICES
         DDi Corp(a)                                              354,400       6,889,536
=========================================================================================
         TOTAL COMMON STOCKS (Cost $1,142,687,660)                          1,182,138,089
=========================================================================================
15.57    SHORT-TERM INVESTMENTS
10.00    COMMERCIAL PAPER
7.14     BANKS
         Citicorp, 3.830%, 8/1/2001                        $   50,000,000      50,000,000
         UBS Finance, Discount Notes, 3.900%, 8/1/2001     $   50,000,000      50,000,000
=========================================================================================
                                                                              100,000,000
2.86     DIVERSIFIED FINANCIAL SERVICES
         American Express Credit, Discount Notes,
           3.790%, 8/3/2001                                $   40,000,000      40,000,000
=========================================================================================
           TOTAL COMMERCIAL PAPER (Amortized Cost
             $140,000,000)                                                    140,000,000
=========================================================================================
5.41     INVESTMENT COMPANIES
         INVESCO Treasurer's Series Money Market Reserve Fund(b)
           3.561% (Cost $75,733,086)                           75,733,086      75,733,086
=========================================================================================
0.16     REPURCHASE AGREEMENTS
         Repurchase Agreeement with State Street
           dated 7/31/2001 due 8/1/2001 at 3.810%,
           repurchased at $2,286,242 (Collateralized by
           US Treasury Bonds, due 11/15/2028 at 5.250%,
           value $2,342,224) (Cost $2,286,000)             $    2,286,000       2,286,000
=========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

         TOTAL SHORT-TERM INVESTMENTS
           (AMORTIZED COST $218,019,086)                                      218,019,086
=========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $1,360,706,746)
         (Cost for Income Tax Purposes $1,394,699,904)                     $1,400,157,175
=========================================================================================

VALUE EQUITY FUND
94.43    COMMON STOCK
1.78     AIRLINES
         Continental Airlines Class B Shrs(a)                      74,000  $    3,660,780
=========================================================================================
1.03     ALUMINUM
         Alcoa Inc                                                 54,000       2,118,420
=========================================================================================
2.59     AUTOMOBILE MANUFACTURERS
         Ford Motor                                               116,149       2,958,315
         General Motors                                            37,000       2,353,200
=========================================================================================
                                                                                5,311,515
7.68     BANKS
         Bank of America                                           77,864       4,953,708
         FleetBoston Financial                                    124,500       4,671,240
         Mellon Financial                                          76,200       2,897,124
         Wells Fargo & Co                                          70,000       3,224,200
=========================================================================================
                                                                               15,746,272
1.40     BREWERS
         Anheuser-Busch Cos                                        66,400       2,875,784
=========================================================================================
1.15     CABLE & SATELLITE PROGRAMMERS
         Liberty Media Class A Shrs(a)                            150,000       2,359,500
=========================================================================================
1.03     COMPUTER HARDWARE
         International Business Machines                           20,000       2,104,200
=========================================================================================
4.76     CONSUMER FINANCE
         Capital One Financial                                     40,500       2,602,935
         Fannie Mae                                                27,000       2,247,750
         Freddie Mac                                               33,000       2,258,520
         Household International                                   40,000       2,651,600
=========================================================================================
                                                                                9,760,805
1.69     DIVERSIFIED CHEMICALS
         Dow Chemical                                              95,000       3,458,000
=========================================================================================
5.18     DIVERSIFIED FINANCIAL SERVICES
         Citigroup Inc                                            155,126       7,788,876
         JP Morgan Chase & Co                                      65,500       2,836,150
=========================================================================================
                                                                               10,625,026
1.04     DIVERSIFIED METALS & MINING
         Phelps Dodge                                              52,700       2,129,080
=========================================================================================
0.30     ELECTRIC UTILITIES
         Duke Energy                                               16,000         617,760
=========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

1.71     ELECTRICAL COMPONENTS & EQUIPMENT
         SPX Corp(a)                                               29,000  $    3,513,640
=========================================================================================
0.30     GAS UTILITIES
         National Fuel Gas                                         13,000         624,000
=========================================================================================
1.48     GENERAL MERCHANDISE STORES
         Target Corp                                               78,700       3,045,690
=========================================================================================
1.12     HOME IMPROVEMENT RETAIL
         Lowe's Cos                                                60,000       2,290,800
=========================================================================================
1.55     HOUSEHOLD APPLIANCES
         Whirlpool Corp                                            45,000       3,174,300
=========================================================================================
1.37     HOUSEHOLD PRODUCTS
         Procter & Gamble                                          39,600       2,812,392
=========================================================================================
2.54     INDUSTRIAL CONGLOMERATES
         General Electric                                         120,000       5,220,000
=========================================================================================
0.94     INDUSTRIAL GASES
         Praxair Inc                                               42,700       1,936,018
=========================================================================================
3.78     INDUSTRIAL MACHINERY
         Danaher Corp                                              27,300       1,544,907
         Illinois Tool Works                                       65,415       4,121,145
         ITT Industries                                            47,000       2,086,800
=========================================================================================
                                                                                7,752,852
1.47     INSURANCE BROKERS
         Marsh & McLennan                                          30,000       3,012,000
=========================================================================================
9.04     INTEGRATED OIL & GAS
         BP PLC Sponsored ADR Representing 6 Ord Shrs              60,000       2,965,200
         Chevron Corp                                              45,000       4,112,550
         Exxon Mobil                                              177,980       7,432,445
         Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs    69,487       4,030,246
=========================================================================================
                                                                               18,540,441
6.23     INTEGRATED TELECOMMUNICATION SERVICES
         AT&T Corp                                                121,453       2,454,565
         BellSouth Corp                                            50,000       2,035,000
         SBC Communications                                        85,302       3,841,149
         Verizon Communications                                    82,200       4,451,130
=========================================================================================
                                                                               12,781,844
1.90     INTEGRATED TELECOMMUNICATION
           SERVICES - LONG DISTANCE
         Qwest Communications International                        70,803       1,840,878
         Sprint Corp                                               88,400       2,063,256
=========================================================================================
                                                                                3,904,134
3.62     INVESTMENT ADVISER/BROKER DEALER SERVICES
         Lehman Brothers Holdings                                  30,000       2,160,000
         Morgan Stanley Dean Witter & Co                           50,000       2,991,000
         Stilwell Financial                                        77,000       2,283,820
=========================================================================================
                                                                                7,434,820


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

1.74     LIFE & HEALTH INSURANCE
         Lincoln National                                          70,000  $    3,572,100
=========================================================================================
1.47     MULTI-LINE INSURANCE
         American International Group                              23,121       1,924,823
         Willis Group Holdings(a)                                  63,600       1,097,100
=========================================================================================
                                                                                3,021,923
2.21     PACKAGED FOODS
         General Mills                                             54,000       2,374,920
         Heinz (H J) Co                                            50,000       2,160,500
=========================================================================================
                                                                                4,535,420
1.14     PAPER PRODUCTS
         Bowater Inc                                               50,000       2,331,500
=========================================================================================
8.77     PHARMACEUTICALS
         American Home Products                                    50,900       3,069,779
         Bristol-Myers Squibb                                      70,300       4,157,542
         Merck & Co                                                27,700       1,883,046
         Pfizer Inc                                               104,075       4,289,972
         Pharmacia Corp                                            41,700       1,860,654
         Schering-Plough Corp                                      70,000       2,733,500
=========================================================================================
                                                                               17,994,493
0.66     PROPERTY & CASUALTY INSURANCE
         MGIC Investment                                           18,000       1,350,720
=========================================================================================
0.98     RAILROADS
         Union Pacific                                             37,300       2,002,637
=========================================================================================
0.59     REAL ESTATE INVESTMENT TRUSTS
         Equity Office Properties Trust                            40,000       1,200,800
=========================================================================================
0.45     SEMICONDUCTOR EQUIPMENT
         Applied Materials(a)                                      20,000         917,200
=========================================================================================
4.41     SEMICONDUCTORS
         Analog Devices(a)                                         57,000       2,622,000
         Intel Corp                                               128,600       3,833,566
         Texas Instruments                                         75,000       2,587,500
=========================================================================================
                                                                                9,043,066
1.58     SYSTEMS SOFTWARE
         Microsoft Corp(a)                                         49,000       3,243,310
=========================================================================================
1.60     TELECOMMUNICATIONS EQUIPMENT
         General Motors Class H Shrs(a)                            80,000       1,544,000
         Nokia Corp Sponsored ADR Representing Ord Shrs            79,800       1,740,438
=========================================================================================
                                                                                3,284,438
2.15     TOBACCO
         Philip Morris                                             96,900       4,408,950
=========================================================================================
         TOTAL COMMON STOCKS (COST $154,580,226)                              193,716,630
=========================================================================================


                                                                SHARES OR
                                                                PRINCIPAL
 %       DESCRIPTION                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------

5.57     SHORT-TERM INVESTMENTS - REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 7/31/2001 due 8/1/2001 at 3.810%,
           repurchased at $11,426,209 (Collateralized by
           US Treasury Inflationary Index Bonds, due
           4/15/2028 at 3.625%, value $11,731,678)
           (Cost $11,425,000)                              $   11,425,000      11,425,000
=========================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $166,005,226)
         (Cost for Income Tax Purposes $167,717,244)                       $  205,141,630
=========================================================================================

(a) Security is non-income producing.
(b) Security is an affiliated company (See Notes).
(c) Loaned Security, a portion or all of the security is on loan at July 31, 2001.
(d) All common stock securities have been designated as collateral for futures contracts.
(e) Security has been designated as collateral for variation margin on futures contracts.
(f) The following is a restricted security at July 31, 2001:


SCHEDULE OF RESTRICTED OR ILLIQUID
   SECURITIES


                                                                             VALUE AS
                                        ACQUISITION     ACQUISITION              % OF
DESCRIPTION                                    DATE            COST        NET ASSETS
-------------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND
Calient Networks, Pfd, Series D Shrs        12/8/00     $   648,056             0.39%
=====================================================================================

FUTURES CONTRACTS
OPEN AT JULY 31, 2001
                                          NUMBER OF            FACE            MARKET
                            POSITION      CONTRACTS          AMOUNT             VALUE
-------------------------------------------------------------------------------------
S&P 500 Index Fund
S&P 500 Index
   (Expires September 2001)     Long             13     $     3,250      $  3,949,725
======================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO STOCK FUNDS, INC.
JULY 31, 2001

                                                                BLUE CHIP
                                                                   GROWTH          DYNAMICS
                                                                     FUND              FUND
-------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost                                               $  1,774,205,264  $  7,055,206,068
===========================================================================================
   At Value                                              $  1,267,217,408  $  6,579,685,728
Cash                                                                    0            68,404
Receivables:
   Investment Securities Sold                                   8,120,496        26,669,584
   Fund Shares Sold                                             4,884,109        53,760,333
   Dividends and Interest                                          23,197           498,765
   Loans to Affiliated Funds                                            0        12,735,000
Other Investments (Note 6)                                      5,763,270       207,878,514
Prepaid Expenses and Other Assets                                 132,519           571,840
===========================================================================================
TOTAL ASSETS                                                1,286,140,999     6,881,868,168
===========================================================================================
LIABILITIES
Payables:
   Custodian                                                      387,817                 0
   Investment Securities Purchased                              8,335,056        45,982,352
   Fund Shares Repurchased                                      3,922,153        23,445,879
   Securities Loaned                                            5,763,270       207,878,514
Borrowings from Affiliated Funds                                7,170,000                 0
Accrued Distribution Expenses
   Investor Class                                                 259,659         1,352,143
   Class C                                                          7,612            22,169
   Class K                                                              2                 2
Accrued Expenses and Other Payables                               137,487           205,012
===========================================================================================
TOTAL LIABILITIES                                              25,983,056       278,886,071
===========================================================================================
NET ASSETS AT VALUE                                      $  1,260,157,943  $  6,602,982,097
===========================================================================================
NET ASSETS
Paid-in Capital(a)                                       $  2,306,971,502  $  8,355,500,053
Accumulated Undistributed (Distributions in Excess of)
   Net Investment Loss                                            (99,757)         (212,917)
Accumulated Undistributed Net Realized Loss on
   Investment Securities and Foreign Currency Transactions   (539,725,946)   (1,276,785,007)
Net Depreciation of Investment Securities
   and Foreign Currency Transactions                         (506,987,856)     (475,520,032)
===========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding    $  1,260,157,943  $  6,602,982,097
===========================================================================================
NET ASSETS AT VALUE:
   Institutional Class                                                  -  $    11,621,592
===========================================================================================
   Investor Class                                        $  1,251,041,889  $  6,562,467,117
===========================================================================================
   Class C                                               $      9,108,141  $     28,887,119
===========================================================================================
   Class K                                               $          7,913  $          6,269
===========================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO Stock Funds, Inc.
July 31, 2001


                                                                BLUE CHIP
                                                                   GROWTH          DYNAMICS
                                                                     FUND              FUND
                                                               (CONTINUED)       (CONTINUED)
-------------------------------------------------------------------------------------------
Shares Outstanding
   Institutional Class                                                  -           672,610
   Investor Class                                             405,735,753       380,805,175
   Class C                                                      2,987,173         1,695,543
   Class K                                                          2,613               365
===========================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
   Institutional Class                                                  -  $          17.28
   Investor Class                                        $           3.08  $          17.23
   Class C (excludes applicable contingent deferred
     sales charge)                                       $           3.05  $          17.04
   Class K                                               $           3.03  $          17.19
===========================================================================================

(a) INVESCO Stock Funds, Inc. have five billion authorized shares of common stock, par value $0.01 per share. Of such shares, 1.5 billion have been allocated to Blue Chip Growth Fund and 1.5 billion to Dynamics Fund: 700 million to Blue Chip Growth Fund - Investor Class, 400 million to Blue Chip
    Growth Fund - Class C, 400 million to Blue Chip Growth Fund - Class K, 200 million to Dynamics Fund - Institutional Class, 700 million to Dynamics Fund
    - Investor Class, 300 million to Dynamics Fund - Class C and 300 million to
    Dynamics Fund - Class K.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO Stock Funds, Inc.
July 31, 2001


                                                                  INVESCO
                                                                 GROWTH &          ENDEAVOR
                                                              INCOME FUND              FUND
-------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                            $    115,701,278  $    184,775,077
===========================================================================================
   At Value(a)                                           $     90,383,514  $    163,989,999
Cash                                                              109,242                 0
Receivables:
   Investment Securities Sold                                     384,358         1,262,998
   Fund Shares Sold                                               173,732           153,119
   Dividends and Interest                                          13,429             6,508
Other Investments (Note 6)                                              0           651,524
Prepaid Expenses and Other Assets                                  38,644            64,909
===========================================================================================
TOTAL ASSETS                                                   91,102,919       166,129,057
===========================================================================================
LIABILITIES
Payables:
   Custodian                                                            0            13,329
   Investment Securities Purchased                                340,799           816,820
   Fund Shares Repurchased                                        173,182           315,697
   Securities Loaned                                                    0           651,524
Accrued Distribution Expenses
   Investor Class                                                  18,691            34,333
   Class C                                                          1,722             2,331
   Class K                                                              4                 0
Accrued Expenses and Other Payables                                 7,357            13,922
===========================================================================================
TOTAL LIABILITIES                                                 541,755         1,847,956
===========================================================================================
NET ASSETS AT VALUE                                      $     90,561,164  $    164,281,101
===========================================================================================
NET ASSETS
Paid-in Capital(b)                                       $    149,698,513  $    304,886,052
Accumulated Undistributed Net Investment Loss                      (4,609)           (5,146)
Accumulated Undistributed Net Realized Loss on
   Investment Securities and Foreign Currency Transactions    (33,814,976)     (119,814,727)
Net Depreciation of Investment Securities                     (25,317,764)      (20,785,078)
===========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding$         90,561,164 $     164,281,101
===========================================================================================
NET ASSETS AT VALUE:
   Investor Class                                        $     88,409,431  $    161,842,210
===========================================================================================
   Class C                                               $      2,141,569 $       2,438,275
===========================================================================================
   Class K                                               $         10,164 $             616
===========================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO Stock Funds, Inc.
July 31, 2001


                                                                  INVESCO
                                                                 GROWTH &          ENDEAVOR
                                                              INCOME FUND              FUND
                                                               (CONTINUED)       (CONTINUED)
-------------------------------------------------------------------------------------------
Shares Outstanding
   Investor Class                                               8,655,924        15,149,595
   Class C                                                        212,171           230,623
   Class K                                                            996                58
===========================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
   Investor Class                                        $          10.21  $          10.68
   Class C (excludes applicable contingent deferred
     sales charge)                                       $          10.09  $          10.57
   Class K                                               $          10.21  $          10.67
===========================================================================================

(a) Investment securities at cost and value at July 31, 2001 includes a repurchase agreement of $2,097,000 for INVESCO Endeavor Fund.
(b) INVESCO Stock Funds, Inc. have five billion authorized shares of common stock, par value $0.01 per share. Of such shares, 300 million have been allocated to Growth & Income Fund and 300 million to INVESCO Endeavor Fund:
    100 million to each Investor Class, 100 million to each Class C and 100 million to each Class K.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO Stock Funds, Inc.
July 31, 2001

                                                                                      SMALL
                                                                  S&P 500           COMPANY
                                                               INDEX FUND       GROWTH FUND
-------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                            $    112,096,344  $  1,360,706,746
===========================================================================================
   At Value(a)                                           $    116,395,118  $  1,400,157,175
Cash                                                               13,843            51,279
Receivables:
   Investment Securities Sold                                       2,082        13,385,571
   Fund Shares Sold                                               682,070         8,649,126
   Dividends and Interest                                          74,795            62,363
   Variation Margin on Futures Contracts                           17,298                 0
Other Investments (Note 6)                                              0        29,922,741
Prepaid Expenses and Other Assets                                  29,639           121,377
===========================================================================================
TOTAL ASSETS                                                  117,214,845     1,452,349,632
===========================================================================================
LIABILITIES
Payables:
   Distributions to Shareholders                                    5,269                 0
   Investment Securities Purchased                                  7,418        22,391,156
   Fund Shares Repurchased                                        308,403         2,524,335
   Securities Loaned                                                    0        29,922,741
Accrued Distribution Expenses
   Investor Class                                                  23,754           283,718
   Class C                                                              -             1,739
Accrued Expenses and Other Payables                                16,945            79,146
===========================================================================================
TOTAL LIABILITIES                                                 361,789        55,202,835
===========================================================================================
NET ASSETS AT VALUE                                      $    116,853,056  $  1,397,146,797
===========================================================================================
NET ASSETS
Paid-in Capital(b)                                       $    124,000,301  $  1,691,778,602
Accumulated Undistributed Net Investment Income (Loss)              6,460           (45,709)
Accumulated Undistributed Net Realized Loss on
   Investment Securities and Futures Contracts                (11,436,920)     (334,036,525)
Net Appreciation of Investment Securities
    and Futures Contracts                                       4,283,215        39,450,429
===========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding    $    116,853,056  $  1,397,146,797
===========================================================================================
NET ASSETS AT VALUE:
   Institutional Class                                   $        544,152                 -
===========================================================================================
   Investor Class                                        $    116,308,904  $  1,395,113,196
===========================================================================================
   Class C                                                              -  $      2,033,601
===========================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO Stock Funds, Inc.
July 31, 2001

                                                                                      SMALL
                                                                  S&P 500           COMPANY
                                                               INDEX FUND       GROWTH FUND
                                                               (CONTINUED)       (CONTINUED)
-------------------------------------------------------------------------------------------
Shares Outstanding
   Institutional Class                                             43,693                 -
   Investor Class                                               9,097,994       109,344,440
   Class C                                                              -           162,112
===========================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
   Institutional Class                                   $          12.45                 -
   Investor Class                                        $          12.78  $          12.76
   Class C (excludes applicable contingent deferred
     sales charge)                                                      -  $          12.54
===========================================================================================

(a) Investment securities at cost and value at July 31, 2001 include repurchase agreements of $3,374,000 and $2,286,000 for S&P 500 Index and Small Company Growth Funds, respectively.
(b) INVESCO Stock Funds, Inc. have five billion authorized shares of common stock, par value $0.01 per share. Of such shares, 200 million have been allocated to S&P 500 Index Fund and 400 million to Small Company Growth
    Fund: 100 million to S&P 500 Index Fund - Institutional Class, 100 million to S&P 500 Index - Investor Class, 200 million to Small Company Growth Fund
    - Investor Class and 200 million to Small Company Growth Fund - Class C.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO Stock Funds, Inc.
July 31, 2001

                                                                          VALUE
                                                                         EQUITY
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                                   $   166,005,226
================================================================================
   At Value(a)                                                  $   205,141,630
Receivables:
   Fund Shares Sold                                                     452,822
   Dividends and Interest                                               190,061
Prepaid Expenses and Other Assets                                        31,797
================================================================================
TOTAL ASSETS                                                        205,816,310
================================================================================
LIABILITIES
Payables:
   Custodian                                                             23,454
   Distributions to Shareholders                                          2,739
   Investment Securities Purchased                                    1,245,988
   Fund Shares Repurchased                                            4,528,195
Accrued Distribution Expenses
   Investor Class                                                        41,578
   Class C                                                                  789
Accrued Expenses and Other Payables                                      44,646
================================================================================
TOTAL LIABILITIES                                                     5,887,389
================================================================================
NET ASSETS AT VALUE                                             $   199,928,921
================================================================================
NET ASSETS
Paid-in Capital(b)                                              $   156,287,549
Accumulated Undistributed (Distributions in Excess of)
   Net Investment Loss                                                  (22,717)
Accumulated Undistributed Net Realized Gain on
   Investment Securities                                              4,527,685
Net Appreciation of Investment Securities                            39,136,404
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding           $   199,928,921
================================================================================
NET ASSETS AT VALUE:
   Investor Class                                               $   198,905,034
================================================================================
   Class C                                                      $     1,023,887
================================================================================
Shares Outstanding
   Investor Class                                                     9,387,926
   Class C                                                               49,184
================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
   Investor Class                                               $         21.19
   Class C (excludes applicable contingent deferred
     sales charge)                                              $         20.82
================================================================================

(a) Investment securities at cost and value at July 31, 2001 includes a repurchase agreement of $11,425,000.
(b) INVESCO Stock Funds, Inc. have five billion authorized shares of common stock, par value $0.01 per share. Of such shares, 200 million have been allocated to Value Equity Fund: 100 million to Investor Class and 100 million to Class C.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2001  (NOTE 1)

                                                                BLUE CHIP
                                                                   GROWTH          DYNAMICS
                                                                     FUND              FUND
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                $      2,762,796  $     12,267,163
Dividends from Affiliated Investment Companies                          0        16,559,181
Interest                                                          747,729        10,390,442
Securities Loaned Income                                           13,904           643,946
   Foreign Taxes Withheld                                         (48,257)         (186,174)
===========================================================================================
   TOTAL INCOME                                                 3,476,172        39,674,558
===========================================================================================
EXPENSES
Investment Advisory Fees                                        9,468,263        34,579,463
Distribution Expenses
   Investor Class                                               4,468,077        19,678,107
   Class C                                                         92,928           204,330
   Class K                                                              9                 4
Transfer Agent Fees                                             4,606,076        18,149,569
Administrative Services Fees                                      818,436         3,569,592
Custodian Fees and Expenses                                       173,427           685,079
Directors' Fees and Expenses                                       74,921           278,978
Interest Expenses                                                 385,205            10,844
Professional Fees and Expenses                                     50,625           131,495
Registration Fees and Expenses
   Institutional Class                                                  -            51,188
   Investor Class                                                 208,478           965,605
Reports to Shareholders                                           564,543           789,842
Other Expenses                                                     47,005           196,684
===========================================================================================
   TOTAL EXPENSES                                              20,957,993        79,290,780
   Fees and Expenses Absorbed by Investment Adviser                     0               (15)
   Fees and Expenses Paid Indirectly                             (170,812)         (679,009)
===========================================================================================
      NET EXPENSES                                             20,787,181        78,611,756
===========================================================================================
NET INVESTMENT LOSS                                           (17,311,009)      (38,937,198)
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Loss on:
   Investment Securities                                     (514,574,564)   (1,077,774,418)
   Foreign Currency Transactions                                        0          (856,012)
===========================================================================================
      Total Net Realized Loss                                (514,574,564)   (1,078,630,430)
===========================================================================================
Change in Net Depreciation of:
   Investment Securities                                     (949,198,952)   (2,722,176,453)
   Foreign Currency Transactions                                        0        (1,564,033)
===========================================================================================
      Total Net Depreciation                                 (949,198,952)   (2,723,740,486)
===========================================================================================
NET LOSS ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS                       (1,463,773,516)   (3,802,370,916)
===========================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                       $ (1,481,084,525)$  (3,841,308,114)
===========================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2001 (NOTE 1)

                                                                                    INVESCO
                                                                   GROWTH &        ENDEAVOR
                                                                INCOME FUND            FUND
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                $        735,493  $        596,278
Interest                                                           81,075           164,841
Securities Loaned Income                                                0             1,402
   Foreign Taxes Withheld                                          (3,197)          (11,098)
===========================================================================================
   TOTAL INCOME                                                   813,371           751,423
===========================================================================================
EXPENSES
Investment Advisory Fees                                        1,208,370         2,211,002
Distribution Expenses
   Investor Class                                                 397,464           727,917
   Class C                                                         21,292            36,342
   Class K                                                              6                 2
Transfer Agent Fees                                               667,248         1,402,224
Administrative Services Fees                                       82,502           142,661
Custodian Fees and Expenses                                        40,956            41,248
Directors' Fees and Expenses                                       15,350            20,672
Interest Expenses                                                  62,504           130,412
Professional Fees and Expenses                                     22,184            24,004
Registration Fees and Expenses - Investor Class                    63,570            80,829
Reports to Shareholders                                           141,332           299,811
Other Expenses                                                      5,130             9,345
===========================================================================================
   TOTAL EXPENSES                                               2,727,908         5,126,469
   Fees and Expenses Absorbed by Investment Adviser              (286,595)         (661,931)
   Fees and Expenses Paid Indirectly                              (12,578)          (19,021)
===========================================================================================
      NET EXPENSES                                              2,428,735         4,445,517
===========================================================================================
NET INVESTMENT LOSS                                            (1,615,364)       (3,694,094)
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                    (32,144,000)     (100,219,094)
Change in Net Depreciation of Investment Securities           (54,965,496)     (121,011,690)
===========================================================================================
NET LOSS ON INVESTMENT SECURITIES                             (87,109,496)     (221,230,784)
===========================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                       $    (88,724,860) $   (224,924,878)
===========================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2001

                                                                                      SMALL
                                                                    S&P 500         COMPANY
                                                                 INDEX FUND     GROWTH FUND
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                $      1,221,451 $       2,610,339
Dividends from Affiliated Investment Companies                          0         3,989,669
Interest                                                          222,738         8,229,813
Securities Loaned Income                                                0            27,681
   Foreign Taxes Withheld                                          (5,753)           (5,770)
===========================================================================================
   TOTAL INCOME                                                 1,438,436        14,851,732
===========================================================================================
EXPENSES
Investment Advisory Fees                                          264,017         9,173,484
Distribution Expenses
   Investor Class                                                 258,932         3,686,560
   Class C                                                              -            23,733
Transfer Agent Fees                                               259,536         4,592,975
Administrative Services Fees                                       57,523           674,648
Custodian Fees and Expenses                                        42,667           162,468
Directors' Fees and Expenses                                       12,497            57,671
Interest Expenses                                                  13,760             2,501
Professional Fees and Expenses                                     22,391            47,233
Registration Fees and Expenses
   Institutional Class                                             19,008                 -
   Investor Class                                                  42,299           252,696
Reports to Shareholders                                            68,161           305,136
Other Expenses                                                      3,566            36,049
===========================================================================================
   TOTAL EXPENSES                                               1,064,357        19,015,154
   Fees and Expenses Absorbed by Investment Adviser              (401,785)                0
   Fees and Expenses Paid Indirectly                              (19,764)          (79,685)
===========================================================================================
      NET EXPENSES                                                642,808        18,935,469
===========================================================================================
NET INVESTMENT INCOME (LOSS)                                      795,628        (4,083,737)
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Loss on:
   Investment Securities                                       (9,543,056)     (318,953,447)
   Futures Contracts                                             (502,563)                0
===========================================================================================
      Total Net Realized Loss                                 (10,045,619)     (318,953,447)
===========================================================================================
Change in Net Appreciation (Depreciation) of:
   Investment Securities                                       (8,141,224)     (142,743,589)
   Futures Contracts                                               45,311                 0
===========================================================================================
      Total Net Depreciation                                   (8,095,913)     (142,743,589)
===========================================================================================
NET LOSS ON INVESTMENT SECURITIES
   AND FUTURES CONTRACTS                                      (18,141,532)     (461,697,036)
===========================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                       $    (17,345,904) $   (465,780,773)
===========================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2001

                                                                          VALUE
                                                                         EQUITY
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                         $   3,606,017
Dividends from Affiliated Investment Companies                           66,296
Interest                                                                449,142
   Foreign Taxes Withheld                                               (21,798)
================================================================================
   TOTAL INCOME                                                       4,099,657
================================================================================
EXPENSES
Investment Advisory Fees                                              1,728,880
Distribution Expenses
   Investor Class                                                       574,485
   Class C                                                                7,233
Transfer Agent Fees                                                     889,756
Administrative Services Fees                                            113,733
Custodian Fees and Expenses                                              33,933
Directors' Fees and Expenses                                             18,098
Interest Expenses                                                         7,582
Professional Fees and Expenses                                           22,845
Registration Fees and Expenses - Investor Class                          32,347
Reports to Shareholders                                                  89,401
Other Expenses                                                            7,472
================================================================================
   TOTAL EXPENSES                                                     3,525,765
   Fees and Expenses Absorbed by Investment Adviser                    (509,744)
   Fees and Expenses Paid Indirectly                                    (17,215)
================================================================================
      NET EXPENSES                                                    2,998,806
================================================================================
NET INVESTMENT INCOME                                                 1,100,851
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                            7,791,525
Change in Net Depreciation of Investment Securities                  (9,963,843)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                    (2,172,318)
================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                               $   (1,071,467)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
BLUE CHIP GROWTH FUND

                                                                     YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------
                                                                   2001              2000
                                                                (Note 1)
OPERATIONS
Net Investment Loss                                      $  (17,311,009)   $  (10,247,042)
Net Realized Gain (Loss) on Investment Securities          (514,574,564)      303,937,104
Change in Net Appreciation (Depreciation) of
   Investment Securities                                   (949,198,952)      180,963,907
=========================================================================================
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                                (1,481,084,525)      474,653,969
=========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income - Investor Class                   0            (4,019)
Net Realized Gain on Investment Securities -
  Investor Class                                                      0      (139,727,224)
In Excess of Net Realized Gain on Investment Securities
   Investor Class                                          (286,517,749)                0
   Class C                                                   (1,285,704)                0
=========================================================================================
TOTAL DISTRIBUTIONS                                        (287,803,453)     (139,731,243)
=========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                         2,301,288,528     1,469,859,387
   Class C                                                   23,759,247         3,481,690
   Class K                                                        9,993                 -
Reinvestment of Distributions
   Investor Class                                           263,067,424       125,357,653
   Class C                                                    1,216,606                 0
=========================================================================================
                                                          2,589,341,798     1,598,698,730
Amounts Paid for Repurchases of Shares
   Investor Class                                        (1,563,899,890)   (1,154,213,741)
   Class C                                                   (8,288,445)         (423,019)
=========================================================================================
                                                         (1,572,188,335)   (1,154,636,760)
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                           1,017,153,463       444,061,970
=========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (751,734,515)      778,984,696
NET ASSETS
Beginning of Period                                       2,011,892,458     1,232,907,762
=========================================================================================
End of Period (Including Accumulated Undistributed
   (Distributions in Excess of) Net Investment Loss
   of ($99,757) and ($74,966), respectively)             $1,260,157,943    $2,011,892,458
=========================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
BLUE CHIP GROWTH FUND (CONTINUED)

                                                                     YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------
                                                                   2001              2000
                                                                (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                                           442,034,146       182,914,159
   Class C                                                    4,136,420           428,640
   Class K                                                        2,613                 -
Shares Issued from Reinvestment of Distributions
   Investor Class                                            48,626,141        16,912,133
   Class C                                                      226,135                 0
=========================================================================================
                                                            495,025,455       200,254,932
Shares Repurchased
   Investor Class                                          (322,134,707)     (145,176,260)
   Class C                                                   (1,756,203)          (47,818)
=========================================================================================
                                                           (323,890,910)     (145,224,078)
NET INCREASE IN FUND SHARES                                 171,134,545        55,030,854
=========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
DYNAMICS FUND
                                                                     YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------
                                                                   2001              2000
                                                                (Note 1)
OPERATIONS

Net Investment Loss                                     $   (38,937,198) $    (17,990,500)
Net Realized Loss on Investment Securities
   and Foreign Currency Transactions                     (1,078,630,430)     (165,657,288)
Change in Net Appreciation (Depreciation) of
   Investment Securities
   and Foreign Currency Transactions                     (2,723,740,486)    1,680,394,328
=========================================================================================
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                                (3,841,308,114)    1,496,746,540
=========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Realized Gain on Investment Securities
   and Foreign Currency Transactions
      Institutional Class                                       (64,349)                0
      Investor Class                                        (26,080,699)     (165,105,675)
      Class C                                                   (58,525)                0
=========================================================================================
TOTAL DISTRIBUTIONS                                         (26,203,573)     (165,105,675)
=========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Institutional Class                                        1,760,000        20,566,308
   Investor Class                                         9,422,415,412     8,358,482,584
   Class C                                                  276,450,384         5,856,621
   Class K                                                        6,601                 -
Reinvestment of Distributions
   Institutional Class                                           64,342                 0
   Investor Class                                            25,775,697       162,373,943
   Class C                                                       55,355                 0
=========================================================================================
                                                          9,726,527,791     8,547,279,456
Amounts Paid for Repurchases of Shares
   Institutional Class                                       (4,252,239)         (546,207)
   Investor Class                                        (6,901,667,149)   (4,455,499,358)
   Class C                                                 (243,371,492)       (1,099,484)
   Class K                                                          (54)                -
=========================================================================================
                                                         (7,149,290,934)   (4,457,145,049)
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                           2,577,236,857     4,090,134,407
=========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (1,290,274,830)    5,421,775,272
NET ASSETS
Beginning of Period                                       7,893,256,927     2,471,481,655
=========================================================================================
End of Period (Including Accumulated Undistributed
   Net Investment Loss of ($212,917) and ($116,436),
   respectively)                                        $ 6,602,982,097  $  7,893,256,927
=========================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
DYNAMICS FUND (CONTINUED)

                                                                     YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------
                                                                   2001              2000
                                                                (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
   Institutional Class                                           82,177           847,384
   Investor Class                                           416,846,638       322,660,362
   Class C                                                   14,338,227           208,609
   Class K                                                          367                 -
Shares Issued from Reinvestment of Distributions
   Institutional Class                                            2,857                 0
   Investor Class                                             1,145,587         7,219,834
   Class C                                                        2,476                 0
=========================================================================================
                                                            432,418,329       330,936,189
Shares Repurchased
   Institutional Class                                         (237,321)          (22,487)
   Investor Class                                          (319,494,009)     (175,043,052)
   Class C                                                  (12,817,189)          (36,580)
   Class K                                                           (2)                -
=========================================================================================
                                                           (332,548,521)     (175,102,119)
NET INCREASE IN FUND SHARES                                  99,869,808       155,834,070
=========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
GROWTH & INCOME FUND


                                                                     YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------
                                                                   2001              2000
                                                                (Note 1)
OPERATIONS
Net Investment Loss                                     $    (1,615,364) $     (1,200,785)
Net Realized Gain (Loss) on Investment Securities
   and Foreign Currency Transactions                        (32,144,000)       10,020,614
Change in Net Appreciation (Depreciation) of
   Investment Securities                                    (54,965,496)       22,640,688
=========================================================================================
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                                   (88,724,860)       31,460,517
=========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities and Foreign
   Currency Transactions - Investor Class                             0        (7,841,154)
In Excess of Net Realized Gain on Investment Securities
   and Foreign Currency Transactions
      Investor Class                                         (8,639,870)                0
      Class C                                                   (96,137)                0
=========================================================================================
TOTAL DISTRIBUTIONS                                          (8,736,007)       (7,841,154)
=========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                           209,999,965       354,812,328
   Class C                                                    5,515,111         1,357,617
   Class K                                                       11,723                 -
Reinvestment of Distributions
   Investor Class                                             8,387,847         7,665,943
   Class C                                                       94,796                 0
=========================================================================================
                                                            224,009,442       363,835,888
Amounts Paid for Repurchases of Shares
   Investor Class                                          (234,625,892)     (246,758,360)
   Class C                                                   (3,332,109)          (41,646)
   Class K                                                         (546)                -
=========================================================================================
                                                           (237,958,547)     (246,800,006)
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             (13,949,105)      117,035,882
=========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (111,409,972)      140,655,245
NET ASSETS
Beginning of Period                                         201,971,136        61,315,891
=========================================================================================
End of Period (Including Accumulated Undistributed
   Net Investment Loss of ($4,609) and ($1,863),
   respectively)                                        $    90,561,164  $    201,971,136
=========================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
GROWTH & INCOME FUND (CONTINUED)

                                                                     YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------
                                                                   2001              2000
                                                               (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                                            12,617,049        20,171,884
   Class C                                                      360,371            75,725
   Class K                                                        1,049                 -
Shares Issued from Reinvestment of Distributions
   Investor Class                                               551,107           456,306
   Class C                                                        6,270                 0
=========================================================================================
                                                             13,535,846        20,703,915
Shares Repurchased
   Investor Class                                           (15,108,421)      (14,022,390)
   Class C                                                     (228,000)           (2,195)
   Class K                                                          (53)                -
=========================================================================================
                                                            (15,336,474)      (14,024,585)
NET INCREASE (DECREASE) IN FUND SHARES                       (1,800,628)        6,679,330
=========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
INVESCO ENDEAVOR FUND

                                                                     YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------
                                                                   2001              2000
                                                                (Note 1)
OPERATIONS
Net Investment Loss                                     $    (3,694,094) $     (2,686,251)
Net Realized Loss on Investment Securities
   and Foreign Currency Transactions                       (100,219,094)       (7,591,362)
Change in Net Appreciation (Depreciation) of Investment
   Securities and Foreign Currency Transactions            (121,011,690)       90,161,181
=========================================================================================
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                                  (224,924,878)       79,883,568
=========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions - Investor Class                 0        (2,282,250)
In Excess of Net Realized Gain on Investment Securities
   and Foreign Currency Transactions
      Investor Class                                         (7,826,514)      (11,001,899)
      Class C                                                   (99,462)                0
=========================================================================================
TOTAL DISTRIBUTIONS                                          (7,925,976)      (13,284,149)
=========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                           409,849,729       622,930,591
   Class C                                                    8,625,942         3,408,788
   Class K                                                        1,000                 -
Reinvestment of Distributions
   Investor Class                                             7,571,388        12,934,514
   Class C                                                       97,234                 0
=========================================================================================
                                                            426,145,293       639,273,893
Amounts Paid for Repurchases of Shares
   Investor Class                                          (416,804,053)     (421,375,220)
   Class C                                                   (5,356,195)         (883,112)
=========================================================================================
                                                           (422,160,248)     (422,258,332)
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                               3,985,045       217,015,561
=========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (228,865,809)      283,614,980
NET ASSETS
Beginning of Period                                         393,146,910       109,531,930
=========================================================================================
End of Period (Including Accumulated Undistributed
   Net Investment Loss ($5,146) and ($2,224),
   respectively)                                        $   164,281,101  $    393,146,910
=========================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
INVESCO ENDEAVOR FUND (CONTINUED)

                                                                     YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------
                                                                   2001              2000
                                                                (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                                            21,558,377        27,203,082
   Class C                                                      498,307           139,950
   Class K                                                           58                 -
Shares Issued from Reinvestment of Distributions
   Investor Class                                               437,400           627,280
   Class C                                                        5,650                 0
=========================================================================================
                                                             22,499,792        27,970,312
Shares Repurchased
   Investor Class                                           (22,910,337)      (18,359,179)
   Class C                                                     (376,737)          (36,547)
=========================================================================================
                                                            (23,287,074)      (18,395,726)
NET INCREASE (DECREASE) IN FUND SHARES                         (787,282)        9,574,586
=========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
S&P 500 INDEX FUND

                                                                     YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------
                                                                   2001              2000
OPERATIONS
Net Investment Income                                   $       795,628  $        663,880
Net Realized Loss on Investment Securities
   and Futures Contracts                                    (10,045,619)         (105,483)
Change in Net Appreciation (Depreciation) of Investment
   Securities and Futures Contracts                          (8,095,913)        5,459,552
=========================================================================================
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                                   (17,345,904)        6,017,949
=========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
   Institutional Class                                          (24,365)          (63,227)
   Investor Class                                              (768,721)         (599,411)
Net Realized Gain on Investment Securities
   and Futures Contracts
      Institutional Class                                             0           (31,852)
      Investor Class                                                  0          (558,145)
In Excess of Net Realized Gain on Investment Securities
   and Futures Contracts
      Institutional Class                                       (56,595)           (4,709)
      Investor Class                                         (1,247,191)          (82,508)
=========================================================================================
TOTAL DISTRIBUTIONS                                          (2,096,872)       (1,339,852)
=========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Institutional Class                                        3,145,596         3,565,762
   Investor Class                                           120,500,794        71,481,514
Reinvestment of Distributions
   Institutional Class                                           80,960            99,782
   Investor Class                                             1,980,650         1,219,372
=========================================================================================
                                                            125,708,000        76,366,430
Amounts Paid for Repurchases of Shares
   Institutional Class                                       (4,939,506)       (5,801,785)
   Investor Class                                           (79,884,123)      (48,864,537)
=========================================================================================
                                                            (84,823,629)      (54,666,322)
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                              40,884,371        21,700,108
=========================================================================================
TOTAL INCREASE IN NET ASSETS                                 21,441,595        26,378,205
NET ASSETS
Beginning of Period                                          95,411,461        69,033,256
=========================================================================================
End of Period (Including Accumulated Undistributed
   Net Investment Income of $6,460 and $3,821,
   respectively)                                        $   116,853,056  $     95,411,461
=========================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
S&P 500 INDEX FUND (CONTINUED)


                                                                     YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------
                                                                   2001              2000
FUND SHARE TRANSACTIONS

Shares Sold
   Institutional Class                                          218,663           239,266
   Investor Class                                             8,632,391         4,700,345
Shares Issued from Reinvestment of Distributions
   Institutional Class                                            5,864             6,660
   Investor Class                                               142,892            80,608
                                                              8,999,810         5,026,879
=========================================================================================
Shares Repurchased
   Institutional Class                                         (355,171)         (382,698)
   Investor Class                                            (5,719,548)       (3,228,000)
=========================================================================================
                                                             (6,074,719)       (3,610,698)
NET INCREASE IN FUND SHARES                                   2,925,091         1,416,181
=========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
SMALL COMPANY GROWTH FUND

                                                                     YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------
                                                                   2001              2000
OPERATIONS
Net Investment Loss                                     $    (4,083,737) $     (3,190,004)
Net Realized Gain (Loss) on Investment Securities          (318,953,447)      107,611,353
Change in Net Appreciation (Depreciation) of
   Investment Securities                                   (142,743,589)      124,587,735
=========================================================================================
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                                  (465,780,773)      229,009,084
=========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities -
   Investor Class                                                     0       (76,689,962)
In Excess of Net Realized Gain on Investment Securities
   Investor Class                                           (82,131,248)                0
   Class C                                                     (128,945)                0
=========================================================================================
TOTAL DISTRIBUTIONS                                         (82,260,193)      (76,689,962)
=========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                         2,522,761,344     2,358,963,640
   Class C                                                   13,360,651         2,873,282
Reinvestment of Distributions
   Investor Class                                            79,745,135        74,488,780
   Class C                                                      128,101                 0
=========================================================================================
                                                          2,615,995,231     2,436,325,702
Amounts Paid for Repurchases of Shares
   Investor Class                                        (2,100,702,067)   (1,598,341,071)
   Class C                                                  (12,477,195)         (793,161)
=========================================================================================
                                                         (2,113,179,262)   (1,599,134,232)
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                  502,815,969       837,191,470
=========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (45,224,997)      989,510,592
NET ASSETS
Beginning of Period                                       1,442,371,794       452,861,202
=========================================================================================
End of Period (Including Accumulated Undistributed
   Net Investment Loss of ($45,709) and ($29,833),
   respectively)                                        $ 1,397,146,797  $  1,442,371,794
=========================================================================================

          ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                                           168,166,641       128,721,618
   Class C                                                      871,949           146,167
Shares Issued from Reinvestment of Distributions
   Investor Class                                             5,615,855         4,853,343
   Class C                                                        9,117                 0
=========================================================================================
                                                            174,663,562       133,721,128
Shares Repurchased
   Investor Class                                          (142,299,748)      (88,975,461)
   Class C                                                     (823,823)          (41,298)
=========================================================================================
                                                           (143,123,571)      (89,016,759)
NET INCREASE IN FUND SHARES                                  31,539,991        44,704,369
=========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
VALUE EQUITY FUND

                                                                     YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------
                                                                   2001              2000
OPERATIONS
Net Investment Income                                   $     1,100,851  $      1,233,446
Net Realized Gain on Investment Securities                    7,791,525        65,029,722
Change in Net Depreciation of Investment Securities          (9,963,843)      (89,194,982)
=========================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                           (1,071,467)      (22,931,814)
=========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
   Investor Class                                            (1,085,547)       (1,226,513)
   Class C                                                       (5,455)             (441)
In Excess of Net Investment Income
   Investor Class                                               (22,397)          (11,609)
   Class C                                                         (113)               (4)
Net Realized Gain on Investment Securities
   Investor Class                                           (42,777,686)      (29,107,020)
   Class C                                                     (108,376)                0
=========================================================================================
TOTAL DISTRIBUTIONS                                         (43,999,574)      (30,345,587)
=========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                           363,067,005       336,188,880
   Class C                                                   15,855,600           194,144
Reinvestment of Distributions
   Investor Class                                            40,382,445        29,536,646
   Class C                                                      112,157               444
=========================================================================================
                                                            419,417,207       365,920,114
Amounts Paid for Repurchases of Shares
   Investor Class                                          (408,530,793)     (433,489,187)
   Class C                                                  (14,926,324)          (95,160)
=========================================================================================
                                                           (423,457,117)     (433,584,347)
NET DECREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                              (4,039,910)      (67,664,233)
=========================================================================================
TOTAL DECREASE IN NET ASSETS                                (49,110,951)     (120,941,634)
NET ASSETS
Beginning of Period                                         249,039,872       369,981,506
=========================================================================================
End of Period (Including Accumulated Undistributed
   (Distributions in Excess of) Net Investment Loss
   of ($22,717) and ($9,849), respectively)             $   199,928,921  $    249,039,872
=========================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
VALUE EQUITY FUND (CONTINUED)

                                                                     YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------
                                                                   2001              2000
FUND SHARE TRANSACTIONS
Shares Sold
   Investor Class                                            15,919,746        12,772,557
   Class C                                                      720,579             7,550
Shares Issued from Reinvestment of Distributions
   Investor Class                                             1,939,285         1,129,257
   Class C                                                        5,427                18
=========================================================================================
                                                             18,585,037        13,909,382
Shares Repurchased
   Investor Class                                           (18,370,431)      (16,499,517)
   Class C                                                     (680,687)           (3,703)
=========================================================================================
                                                            (19,051,118)      (16,503,220)
NET DECREASE IN FUND SHARES                                    (466,081)       (2,593,838)
=========================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO Stock Funds, Inc.

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Stock Funds, Inc. is incorporated in Maryland and presently consists of seven separate Funds:
Blue Chip Growth Fund, Dynamics Fund, Growth & Income Fund, INVESCO Endeavor Fund, S&P 500 Index Fund, Small Company Growth Fund and Value Equity Fund (individually the "Fund" and collectively, the "Funds"). Effective October 1, 2001, Blue Chip Growth Fund will change its name to Growth Fund. The investment objectives of the Funds are: to seek long-term capital growth for Blue Chip Growth and Small Company Growth Funds; to seek appreciation of capital for Dynamics, Growth & Income and INVESCO Endeavor Funds; to provide both price performance and income comparable to the Standard and Poor's 500 composite stock index for the S&P 500 Index Fund; and to achieve a high total return on investments through capital appreciation and current income for Value Equity Fund. INVESCO Stock Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective at the close of business on August 31, 2000, Small Company Growth Fund closed to new investors.

Effective December 1, 2000, Blue Chip Growth, Dynamics, Growth & Income and INVESCO Endeavor Funds began offering an additional class of shares, referred to as Class K shares. The Funds offer Investor Class shares; Dynamics and S&P 500 Index Funds offer Institutional Class shares and Blue Chip Growth, Dynamics, Growth & Income, INVESCO Endeavor, Small Company Growth and Value Equity Funds offer Class C shares. Investor Class, Class C and Class K shares are subject to an annual distribution fee of 0.25%, 1.00% and 0.45%, respectively, of the Fund's annual average net assets attributable to each Class' shares, while Institutional Class shares are not subject to any distribution fees. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and effective for fiscal years beginning after December 15, 2000. The Funds have determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. FUTURES CONTRACTS - S&P 500 Index Fund may enter into futures contracts for non-speculative purposes. Upon entering into a contract, S&P 500 Index Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is effected. Pursuant to the contracts, S&P 500 Index Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by S&P 500 Index Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, S&P 500 Index Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. S&P 500 Index Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold.

C. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended July 31, 2001, Dynamics, Small Company Growth and Value Equity Funds invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

The Financial Accounting Standards Board issued Statement of Accounting Standards ("SFAS") No. 133 as amended, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 2000. SFAS No. 133 may effect the accounting treatment of the Fund's derivative instruments and related assets. The Funds have determined that the impact on the financial statements, resulting from the adoption of this new standard, is insignificant.

E. FEDERAL AND STATE TAXES - The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At July 31, 2001, Small Company Growth Fund had $4,086,304 and $36,460,063, respectively, in net capital loss carryovers which expire in the years 2006 and 2009, respectively. The capital loss carryovers from INVESCO Diversified Funds, Inc. - Small Company Value Fund (which was aquired by Small Company Growth Fund on June 4, 1999), are subject to certain limitations under the Internal Revenue Code.

Net capital loss carryovers utilized in 2001 by Dynamics Fund amounted to $14,551,284. Blue Chip Growth, Dynamics, Growth & Income, INVESCO Endeavor, S&P 500 Index and Small Company Growth Funds incurred and elected to defer post-October 31 net capital losses of $388,055,085, $1,204,936,745, $29,882,578,
$112,258,698, $5,088,956 and $259,497,002, respectively, and Growth & Income and
Value Equity Funds incurred and elected to defer post-October 31 net foreign currency losses of $2 and $223, respectively, to the year ended July 31, 2002. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended July 31, 2001, 90.41% and 100.00%, respectively, for S&P 500 Index and Value Equity Funds, respectively, qualified for the dividends received deduction available to the Fund's corporate shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment company income and stock dividends and other corporate reorganizations.

For the year ended July 31, 2001, the effects of such differences were as follows:

                                                           ACCUMULATED
                                        ACCUMULATED      UNDISTRIBUTED
                                      UNDISTRIBUTED       NET REALIZED
                                                NET     GAIN (LOSS) ON
                                         INVESTMENT         INVESTMENT           PAID-IN
FUND                                  INCOME (LOSS)         SECURITIES           CAPITAL
----------------------------------------------------------------------------------------
Blue Chip Growth Fund                $   17,286,218      $           0      $(17,286,218)
Dynamics Fund                            38,840,717            (20,268)      (38,820,449)
Growth & Income Fund                      1,612,618                  2        (1,612,620)
INVESCO Endeavor Fund                     3,691,172                 22        (3,691,194)
S&P 500 Index Fund                               97                (97)                0
Small Compay Growth Fund                  4,067,861               (266)       (4,067,595)
Value Equity Fund                              (207)               207                 0

Net investment income (loss), net realized gains (losses) and net assets were not affected.

G. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

H. EXPENSES - Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Blue Chip Growth and Dynamics Funds are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                                                AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                $700         $2         $4         $6
                                               $0 TO              $350 TO    MILLION    BILLION    BILLION    BILLION       OVER
                                               $350                  $700      TO $2      TO $4      TO $6      TO $8         $8
FUND                                           MILLION            MILLION    BILLION    BILLION    BILLION    BILLION    BILLION
--------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                          0.60%                0.55%      0.50%      0.45%      0.40%     0.375%      0.35%
Dynamics Fund                                  0.60%                0.55%      0.50%      0.45%      0.40%     0.375%      0.35%
Small Company
   Growth Fund                                 0.75%                0.65%      0.55%      0.45%      0.40%     0.375%      0.35%

                                                                                AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
                                                                     $500         $1         $2         $4         $6
                                               $0 TO              MILLION    BILLION    BILLION    BILLION    BILLION       OVER
                                               $500                 TO $1      TO $2      TO $4      TO $6      TO $8         $8
FUND                                           MILLION            BILLION    BILLION    BILLION    BILLION    BILLION    BILLION
--------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                           0.75%                0.65%      0.55%      0.45%      0.40%     0.375%      0.35%
INVESCO Endeavor Fund                          0.75%                0.65%      0.55%      0.45%      0.40%     0.375%      0.35%
Value Equity Fund                              0.75%                0.65%      0.50%      0.45%      0.40%     0.375%      0.35%

S&P 500 Index Fund's investment advisory fee is based on the annual rate of 0.25% of average net assets.

A sub-advisory Agreement between IFG and World Asset Management ("World"), unaffiliated with any IFG entity, provides that investment decisions of S&P 500 Index Fund are made by World. A separate Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, provided that investment decisions of Value Equity Fund were made by ICM. Fees for such sub-advisory services are paid by IFG. Effective December 15, 2000, the Sub-Advisory agreement with ICM was terminated and such responsibilities were transferred to IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement pursuant to Rule 12b-1 of the Act provides for financing the distribution and shareholder servicing of Class C shares of 1.00% per annum of average daily net assets. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the year/period ended July 31, 2001, amounts paid to the Distributor were as follows:

                                      INVESTOR            CLASS            CLASS
FUND                                  CLASS                   C                K
--------------------------------------------------------------------------------
Blue Chip Growth Fund             $  4,629,234     $     88,056     $          6
Dynamics Fund                       19,965,591          185,872                2
Growth & Income Fund                   417,190           20,661                3
INVESCO Endeavor Fund                  775,639           36,052                2
S&P 500 Index Fund                     254,123                -                -
Small Company Growth Fund            3,710,121           23,759                -
Value Equity Fund                      584,289            6,554                -

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by Dynamics, Growth & Income, INVESCO Endeavor, S&P 500 Index and Value Equity Funds for the year ended July 31, 2001.

A 1% redemption fee is retained by S&P 500 Index Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by S&P 500 Index Fund. Total redemption fees received by S&P 500 Index Fund for the year ended July 31, 2001 were $101,423.

NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended July 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                              PURCHASES               SALES
--------------------------------------------------------------------------------
Blue Chip Growth Fund                        $3,004,360,371      $2,296,495,884
Dynamics Fund                                 6,486,217,189       4,090,794,102
Growth & Income Fund                            349,638,489         370,663,604
INVESCO Endeavor Fund                           569,634,122         575,892,209
S&P 500 Index Fund                               81,214,461          44,188,096
Small Company Growth Fund                     1,807,616,375       1,440,694,504
Value Equity Fund                               119,613,625         168,777,248

There were no purchases or sales of U.S. Government securities.

NOTE 4 - APPRECIATION AND DEPRECIATION. At July 31, 2001, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                           NET
                                    GROSS              GROSS      APPRECIATION
FUND                         APPRECIATION       DEPRECIATION    (DEPRECIATION)
--------------------------------------------------------------------------------
Blue Chip Growth Fund       $ 102,032,301     $  769,229,728     $(667,197,427)
Dynamics Fund                 970,430,224      1,526,400,079      (555,969,855)
Growth & Income Fund            7,802,505         37,944,625       (30,142,120)
INVESCO Endeavor Fund          13,647,054         42,001,728       (28,354,674)
S&P 500 Index Fund             10,509,012         12,994,182        (2,485,170)
Small Company Growth Fund     182,413,946        176,956,675         5,457,271
Value Equity Fund              48,511,128         11,086,742        37,424,386

NOTE 5 - TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the year ended July 31, 2001, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                     UNFUNDED
                                   PENSION            ACCRUED           PENSION
FUND                              EXPENSES      PENSION COSTS         LIABILITY
--------------------------------------------------------------------------------
Blue Chip Growth Fund         $     29,298       $      1,183      $    100,960
Dynamics Fund                      103,996                  0           211,545
Growth & Income Fund                 2,802                  0             4,610
INVESCO Endeavor Fund                4,855                  0             7,054
S&P 500 Index Fund                   1,536                  0             2,963
Small Company Growth Fund           17,830                  0            49,395
Value Equity Fund                    4,790              4,665            35,105

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the year ended July 31, 2001, in which the issuer was an affiliate of the Fund, is as follows:


                                                                                  REALIZED
                                                                                      GAIN
                                  PURCHASES                     SALES            (LOSS) ON
                            -------------------------------------------------   INVESTMENT      VALUE AT
AFFILIATE                   SHARES           COST       SHARES       PROCEEDS   SECURITIES     7/31/2001
--------------------------------------------------------------------------------------------------------
DYNAMICS FUND
INVESCO Treasurer's
   Series Money
   Market Reserve
   Fund                448,569,092  $ 448,569,092  534,500,000  $ 534,500,000   $        0  $134,524,474
Time Warner
   Telecom
   Class A Shrs          2,337,800     97,259,544            -              -            -    86,665,941
webMethods Inc           2,693,000    128,609,716            -              -            -    42,037,730

SMALL COMPANY GROWTH
INVESCO Treasurer's
   Series Money
   Market Reserve
   Fund                 18,989,650     18,989,650   25,000,000     25,000,000            0    75,733,086

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations. No dividend income was received from any other affiliated companies.

NOTE 6 - SECURITIES LOANED. The Funds have entered into a securities lending arrangement with the custodian effective April 27, 2001. Under the terms of the agreement, the Funds receive annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Money Market Reserve Fund and is disclosed as "Other Investments" in the Statement of Assets and Liabilities. As of July 31, 2001, Blue Chip Growth, Dynamics, INVESCO Endeavor and Small Company Growth Funds have on loan securities valued at $5,687,438, $171,499,417, $619,780 and $27,881,304, respectively. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. At July 31, 2001, there were no such securities lending arrangements for the Growth & Income, S&P 500 Index and Value Equity Funds.

NOTE 7 - INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended July 31, 2001, Blue Chip Growth, Dynamics, Growth & Income, INVESCO Endeavor, S&P 500 Index, Small Company Growth and Value Equity Funds borrowed cash at a weighted average rate ranging from 4.99% to 6.77%. During that period, Dynamics Fund lent cash at a weighted average rate of 5.30%. At July 31, 2001, Blue Chip Growth Fund and INVESCO Sector Funds, Inc. - Health Sciences Fund had borrowed from Dynamics Fund at an interest rate of 4.12%. The amount of the borrowing and lending and the related accrued interest are presented in the Statement of Assets and Liabilities. On August 2, 2001, Blue Chip Growth Fund and INVESCO Sector Funds, Inc. - Health Sciences Fund paid the borrowing back to Dynamics Fund in full including interest. At July 31, 2001, there were no such borrowings and/or lendings for any other Fund.

NOTE 8 - LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At July 31, 2001, there were no such borrowings for any Funds.

NOTE 9 - CONTINGENT DEFERRED SALES CHARGE ("CDSC"). A 1.00% CDSC is charged by each Fund's Class C shares on redemptions or exchanges of shares held thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions). The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year ended July 31, 2001, the Distributor received the following CDSC fees from Class C shareholders:

FUND                                                             CDSC FEE
--------------------------------------------------------------------------------
Blue Chip Growth Fund                                           $  10,285
Dynamics Fund                                                      12,767
Growth & Income Fund                                                1,628
INVESCO Endeavor Fund                                               3,196
Small Company Growth Fund                                           1,735
Value Equity Fund                                                     177

          ------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Stock Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Blue Chip Growth Fund, INVESCO Dynamics Fund, INVESCO Growth & Income Fund, INVESCO Endeavor Fund, INVESCO S&P 500 Index Fund, INVESCO Small Company Growth Fund and INVESCO Value Equity Fund (constituting INVESCO Stock Funds, Inc. hereafter referred to as the "Fund") at July 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
September 7, 2001

BLUE CHIP GROWTH FUND - INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                            PERIOD
                                                                             ENDED
                                                   YEAR ENDED JULY 31      JULY 31               YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------------------------------------------
                                                        2001         2000           1999(a)       1998           1997         1996
PER SHARE DATA
Net Asset Value - Beginning of Period          $        8.47  $      6.75   $       5.15   $      6.06   $      5.44   $      5.33
==================================================================================================================================
INCOME FROM INVESTMENT
   OPERATIONS(b)
Net Investment Income (Loss)(c)                       (0.05)         0.00           0.00          0.02          0.01          0.03
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                     (4.27)         2.48           2.11          0.69          1.39          0.95
==================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (4.32)         2.48           2.11          0.71          1.40          0.98
==================================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(d)                0.00          0.00           0.00          0.02          0.01          0.03
Distributions from Capital Gains                       0.00          0.76           0.51          1.60          0.77          0.84
In Excess of Capital Gains                             1.07          0.00           0.00          0.00          0.00          0.00
==================================================================================================================================
TOTAL DISTRIBUTIONS                                    1.07          0.76           0.51          1.62          0.78          0.87
==================================================================================================================================
Net Asset Value - End of Period                $       3.08   $      8.47   $       6.75   $      5.15   $      6.06   $      5.44
==================================================================================================================================

TOTAL RETURN                                        (56.43%)       38.42%         42.06%(e)     13.42%        28.14%        20.23%

RATIOS
Net Assets - End of Period ($000 Omitted)      $  1,251,042   $ 2,008,680   $  1,232,908   $   747,739   $   709,220   $   596,726
Ratio of Expenses to Average Net Assets(f)             1.16%        1.02%          1.03%(g)      1.04%         1.07%         1.05%
Ratio of Net Investment Income (Loss)
   to Average Net Assets                             (0.96%)       (0.63%)       (0.08)%(g)      0.37%         0.22%         0.64%
Portfolio Turnover Rate                                129%          168%           134%(e)       153%          286%          207%

(a) From September 1, 1998 to July 31, 1999.
(b) The per share information was computed based on average shares for the year ended July 31, 2001.
(c) Net Investment Income aggregated less than $0.01 on a per share basis for the year ended July 31, 2000 and the period ended July 31, 1999.
(d) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the year ended July 31, 2000 and the period ended July 31, 1999.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(g) Annualized

BLUE CHIP GROWTH FUND - CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     YEAR              PERIOD
                                                    ENDED               ENDED
                                                  JULY 31             JULY 31
--------------------------------------------------------------------------------
                                                     2001              2000(a)
PER SHARE DATA
Net Asset Value - Beginning of Period             $  8.44            $  8.26
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                 (0.03)             (0.05)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                   (4.29)              0.23
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                    (4.32)              0.18
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS             1.07               0.00
================================================================================
Net Asset Value - End of Period                   $  3.05            $  8.44
================================================================================

TOTAL RETURN(c)                                   (56.67%)             2.18%(d)


RATIOS
Net Assets - End of Period ($000 Omitted)         $ 9,108            $ 3,213
Ratio of Expenses to Average Net Assets(e)          2.04%              1.76%(f)
Ratio of Net Investment Loss to Average
   Net Assets                                      (1.82%)            (1.54%)(f)
Portfolio Turnover Rate                              129%               168%(g)


(a) From February 15, 2000, since inception of Class C, to July 31, 2000.
(b) The per share information was computed based on average shares for the period ended July 31, 2000.
(c) The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees). (f) Annualized
(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2000.

BLUE CHIP GROWTH FUND - CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     PERIOD
                                                                      ENDED
                                                                    JULY 31
--------------------------------------------------------------------------------
                                                                       2001(a)
PER SHARE DATA
Net Asset Value - Beginning of Period                               $   5.41
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                    (0.02)
Net Losses on Securities
   (Both Realized and Unrealized)                                      (2.36)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       (2.38)
================================================================================
Net Asset Value - End of Period                                     $   3.03
================================================================================

TOTAL RETURN                                                         (43.99%)(c)

RATIOS
Net Assets - End of Period ($000 Omitted)                           $      8
Ratio of Expenses to Average Net Assets(d)                             2.96%(e)
Ratio of Net Investment Loss to Average Net Assets                    (2.72%)(e)
Portfolio Turnover Rate                                                 129%(f)


(a) From December 1, 2000, since inception of Class K, to July 31, 2001.
(b) The per share information was computed based on average shares.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees) .
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2001.

DYNAMICS FUND - INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     YEAR              PERIOD
                                                    ENDED               ENDED
                                                  JULY 31             JULY 31
--------------------------------------------------------------------------------
                                                     2001                2000(a)
PER SHARE DATA
Net Asset Value - Beginning of Period             $ 27.87             $ 24.29
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                 (0.07)              (0.02)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                  (10.44)               3.60
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   (10.51)               3.58
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS             0.08                0.00
================================================================================
Net Asset Value - End of Period                   $ 17.28             $ 27.87
================================================================================

TOTAL RETURN                                      (37.78%)             14.74%(c)

RATIOS
Net Assets - End of Period ($000 Omitted)         $11,622             $22,989
Ratio of Expenses to Average Net Assets(d)          0.77%               0.77%(e)
Ratio of Net Investment Loss to Average Net Assets (0.26%)            (0.22%)(e)
Portfolio Turnover Rate                               55%                 75%(f)

(a) From May 23, 2000, since inception of Institutional Class, to July 31, 2000.
(b) The per share information was computed based on average shares for the year ended July 31, 2001 and the period ended July 31, 2000.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees). (e) Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2000.

DYNAMICS FUND - INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                  PERIOD
                                                                                   ENDED
                                                       YEAR ENDED JULY 31        JULY 31                YEAR ENDED APRIL 30
-----------------------------------------------------------------------------------------------------------------------------------
                                                       2001          2000           1999(a)       1999          1998          1997
PER SHARE DATA
Net Asset Value - Beginning of Period            $    27.86    $    19.39     $    18.15    $    16.41    $    12.02      $  13.61
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                       (0.12)        (0.00)          0.00          0.00         (0.05)        (0.04)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                    (10.43)         9.51           1.24          3.04          6.39         (0.19)
===================================================================================================================================
TOTAL FROM INVESTMENT
   OPERATIONS                                        (10.55)         9.51           1.24          3.04          6.34         (0.23)
===================================================================================================================================
LESS DISTRIBUTIONS
Distributions from Capital Gains                       0.00          0.00           0.00          1.30          1.95          1.36
In Excess of Capital Gains                             0.08          1.04           0.00          0.00          0.00          0.00
===================================================================================================================================
TOTAL DISTRIBUTIONS                                    0.08          1.04           0.00          1.30          1.95          1.36
===================================================================================================================================
Net Asset Value - End of Period                  $    17.23    $    27.86     $    19.39    $    18.15    $    16.41      $  12.02
===================================================================================================================================

TOTAL RETURN                                        (37.94%)       50.34%          6.83%(d)     20.83%         56.42%       (2.34%)

RATIOS
Net Assets - End of Period ($000 Omitted)        $6,562,467    $7,865,489     $2,471,482    $2,044,321    $1,340,299      $762,396
Ratio of Expenses to Average Net Assets(e)            1.00%         0.89%          1.03%(f)      1.05%         1.08%         1.16%
Ratio of Net Investment Loss
   to Average Net Assets                             (0.49%)       (0.34%)        (0.32%)(f)    (0.41%)       (0.43%)       (0.31%)
Portfolio Turnover Rate                                 55%           75%            23%(d)       129%          178%          204%

(a) From May 1, 1999 to July 31, 1999.
(b) The per share information was computed based on average shares for the year ended July 31, 2001.
(c) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended July 31, 2000, the period ended July 31, 1999 and the year ended April 30, 1999.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f) Annualized

DYNAMICS FUND - CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    YEAR              PERIOD
                                                   ENDED               ENDED
                                                 JULY 31             JULY 31
--------------------------------------------------------------------------------
                                                    2001                2000(a)
PER SHARE DATA
Net Asset Value - Beginning of Period            $ 27.78             $ 28.25
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                             (0.06)              (0.00)
Net Losses on Securities
   (Both Realized and Unrealized)                 (10.60)              (0.47)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  (10.66)              (0.47)
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS            0.08                0.00
================================================================================
Net Asset Value - End of Period                  $ 17.04             $ 27.78
================================================================================

TOTAL RETURN(d)                                  (38.45%)             (1.66%)(e)

RATIOS
Net Assets - End of Period ($000 Omitted)        $28,887             $ 4,779
Ratio of Expenses to Average Net Assets(f)         1.86%               1.71%(g)
Ratio of Net Investment Loss to Average
   Net Assets                                     (1.34%)             (1.20%)(g)
Portfolio Turnover Rate                              55%                 75%(h)

(a) From February 15, 2000 since inception of Class C, to July 31, 2000.
(b) The per share information was computed based on average shares for the period ended July 31, 2000.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended July 31, 2000.
(d) The applicable CDSC fees are not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees). (g) Annualized
(h) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2000.

DYNAMICS FUND - CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      PERIOD
                                                                       ENDED
                                                                     JULY 31
--------------------------------------------------------------------------------
                                                                        2001(a)
PER SHARE DATA
Net Asset Value - Beginning of Period                                $ 22.50
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                    (0.03)
Net Losses on Securities
   (Both Realized and Unrealized)                                      (5.28)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       (5.31)
================================================================================
Net Asset Value - End of Period                                      $ 17.19
================================================================================

TOTAL RETURN                                                         (23.60%)(b)

RATIOS
Net Assets - End of Period ($000 Omitted)                            $     6
Ratio of Expenses to Average Net Assets(c)(d)                          1.48%(e)
Ratio of Net Investment Loss to Average Net Assets(d)                 (1.03%)(e)
Portfolio Turnover Rate                                                  55%(f)

(a) From December 1, 2000, since inception of Class K, to July 31, 2001.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the period ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.06% (annualized) and ratio of net investment loss to average net assets would have been (2.61%) (annualized).
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2001.

GROWTH & INCOME FUND - INVESTOR CLASS
------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                               PERIOD        PERIOD
                                                                                ENDED         ENDED
                                                         YEAR ENDED JULY 31   JULY 31      APRIL 30
------------------------------------------------------------------------------------------------------
                                                          2001       2000      1999(a)         1999(b)
PER SHARE DATA
Net Asset Value - Beginning of Period                  $ 18.93    $  15.37    $ 14.54       $ 10.00
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss(c)                                   (0.00)      (0.00)     (0.00)        (0.00)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                        (7.93)       4.60       0.83          5.22
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (7.93)       4.60       0.83          5.22
======================================================================================================
LESS DISTRIBUTIONS
Distributions from Capital Gains                          0.00        1.04       0.00          0.68
In Excess of Capital Gains                                0.79        0.00       0.00          0.00
======================================================================================================
TOTAL DISTRIBUTIONS                                       0.79        1.04       0.00          0.68
======================================================================================================
Net Asset Value - End of Period                        $ 10.21    $  18.93    $ 15.37       $ 14.54
======================================================================================================

TOTAL RETURN                                           (43.25%)     30.79%      5.71%(d)     53.07%(d)

RATIOS
Net Assets - End of Period ($000 Omitted)              $88,409    $200,584    $61,316       $53,994
Ratio of Expenses to Average Net Assets(e)(f)            1.51%       1.46%      1.52%(g)      1.52%(g)
Ratio of Net Investment Loss to Average Net Assets(f)   (0.99%)     (0.85%)    (0.45%)(g)    (0.25%)(g)
Portfolio Turnover Rate                                   218%        177%        46%(d)       121%(d)

(a) From May 1, 1999 to July 31, 1999.
(b) From July 1, 1998, commencement of investment operations, to April 30, 1999.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended July 31, 2001 and 2000 and the periods ended July 31, 1999 and April 30, 1999.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2001 and 2000, and the periods ended July 31, 1999 and April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.69%, 1.46%, 1.75% (annualized), 1.71% (annualized), respectively, and ratio of net investment loss to average net assets would have been (1.17%), (0.85%), (0.68%) (annualized) and (0.44%) (annualized), respectively.
(g) Annualized

GROWTH & INCOME FUND - CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      YEAR            PERIOD
                                                     ENDED             ENDED
                                                   JULY 31           JULY 31
--------------------------------------------------------------------------------
                                                      2001              2000(a)
PER SHARE DATA
Net Asset Value - Beginning of Period              $ 18.87           $ 18.19
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                  (0.03)            (0.13)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                    (7.96)             0.81
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (7.99)             0.68
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS              0.79              0.00
================================================================================
Net Asset Value - End of Period                    $ 10.09           $ 18.87
================================================================================

TOTAL RETURN(c)                                    (43.72%)            3.74%(d)

RATIOS
Net Assets - End of Period ($000 Omitted)          $ 2,142           $ 1,388
Ratio of Expenses to Average Net Assets(e)(f)        2.27%             2.00%(g)
Ratio of Net Investment Loss to Average Net
   Assets(f)                                        (1.78%)           (1.63%)(g)
Portfolio Turnover Rate                               218%              177%(h)

(a) From February 15, 2000 since inception of Class C, to July 31, 2000.
(b) The per share information was computed based on average shares for the period ended July 31, 2000.
(c) The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.32% and ratio of net investment loss to average net assets would have been (1.83%). (g) Annualized
(h) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2000.

GROWTH & INCOME FUND - CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      PERIOD
                                                                       ENDED
                                                                     JULY 31
--------------------------------------------------------------------------------
                                                                        2001(a)
PER SHARE DATA
Net Asset Value - Beginning of Period                               $  15.22
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                    (0.02)
Net Losses on Securities
   (Both Realized and Unrealized)                                      (4.99)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       (5.01)
================================================================================
Net Asset Value - End of Period                                     $  10.21
================================================================================

TOTAL RETURN                                                         (32.92%)(c)

RATIOS
Net Assets - End of Period ($000 Omitted)                           $     10
Ratio of Expenses to Average Net Assets(d)(e)                          1.81%(f)
Ratio of Net Investment Loss to Average Net Assets(e)                 (1.31%)(f)
Portfolio Turnover Rate                                                 218%(g)

(a) From December 1, 2000, since inception of Class K, to July 31, 2001.
(b) The per share information was computed based on average shares.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees) .
(e) Various expenses of the Class were voluntarily absorbed by IFG for the period ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.68% (annualized) and ratio of net investment loss to average net assets would have been (2.18%) (annualized).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2001.

INVESCO ENDEAVOR FUND - INVESTOR CLASS
------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                               PERIOD       PERIOD
                                                                                ENDED         ENDED
                                                         YEAR ENDED JULY 31   JULY 31      APRIL 30
------------------------------------------------------------------------------------------------------
                                                          2001        2000       1999(a)       1999(b)
PER SHARE DATA
Net Asset Value - Beginning of Period                 $  24.32    $  16.61    $  16.32     $  10.00
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss(d)                                   (0.23)      (0.00)      (0.03)       (0.03)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                       (12.93)       9.04        0.32         6.35
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                        (13.16)       9.04        0.29         6.32
======================================================================================================
LESS DISTRIBUTIONS
Distributions from Capital Gains                          0.00        0.23        0.00         0.00
In Excess of Capital Gains                                0.48        1.10        0.00         0.00
======================================================================================================
TOTAL DISTRIBUTIONS                                       0.48        1.33        0.00         0.00
======================================================================================================
Net Asset Value - End of Period                       $  10.68    $  24.32    $  16.61     $  16.32
======================================================================================================

TOTAL RETURN                                           (54.86%)     55.84%       1.78%(e)    63.20%(e)

RATIOS
Net Assets - End of Period ($000 Omitted)             $161,842    $390,638    $109,532     $ 72,592
Ratio of Expenses to Average Net Assets(f)(g)            1.51%       1.41%       1.49%(h)     1.43%(h)
Ratio of Net Investment Loss to Average Net Assets(g)   (1.24%)     (0.93%)     (0.83%)(h)   (0.55%)(h)
Portfolio Turnover Rate                                   195%         81%         47%(e)      107%(e)

(a) From May 1, 1999 to July 31, 1999.
(b) From October 28, 1998, commencement of investment operations, to April 30, 1999.
(c) The per share information was computed based on average shares for the year ended July 31, 2001 and the period ended April 30, 1999.
(d) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.73% and the ratio of net investment loss to average net assets would have been (1.46%). (h) Annualized

INVESCO ENDEAVOR FUND - CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      YEAR            PERIOD
                                                     ENDED             ENDED
                                                   JULY 31           JULY 31
--------------------------------------------------------------------------------
                                                      2001              2000(a)
PER SHARE DATA
Net Asset Value - Beginning of Period              $ 24.27           $ 25.74
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                  (0.12)            (0.16)
Net Losses on Securities
   (Both Realized and Unrealized)                   (13.10)            (1.31)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                    (13.22)            (1.47)
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS              0.48              0.00
================================================================================
Net Asset Value - End of Period                    $ 10.57           $ 24.27
================================================================================

TOTAL RETURN(c)                                    (55.22%)           (5.71%)(d)

RATIOS
Net Assets - End of Period ($000 Omitted)          $ 2,438           $ 2,509
Ratio of Expenses to Average Net Assets(e)(f)        2.26%             2.05%(g)
Ratio of Net Investment Loss to Average Net
   Assets(f)                                        (1.97%)           (1.58%)(g)
Portfolio Turnover Rate                               195%               81%(h)

(a) From February 15, 2000, since inception of Class C, to July 31, 2000.
(b) The per share information was computed based on average shares for the period ended July 31, 2000.
(c) The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.48% and the ratio of net investment loss to average net assets would have been (2.19%).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2000.

INVESCO ENDEAVOR FUND - CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      PERIOD
                                                                       ENDED
                                                                     JULY 31
--------------------------------------------------------------------------------
                                                                        2001(a)
PER SHARE DATA
Net Asset Value - Beginning of Period                               $  17.31
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                    (0.13)
Net Losses on Securities
   (Both Realized and Unrealized)                                      (6.51)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       (6.64)
================================================================================
Net Asset Value - End of Period                                     $  10.67
================================================================================

TOTAL RETURN                                                         (38.36%)(c)

RATIOS
Net Assets - End of Period ($000 Omitted)                           $      1
Ratio of Expenses to Average Net Assets(d)(e)                          1.74%(f)
Ratio of Net Investment Loss to Average Net Assets(e)                 (1.44%)(f)
Portfolio Turnover Rate                                                 195%(g)

(a) From December 1, 2000, since inception of Class K, to July 31, 2001.
(b) The per share information was computed based on average shares.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the period ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 4.23% (annualized) and ratio of net investment loss to average net assets would have been (3.93%) (annualized).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2001.

S&P 500 INDEX FUND - INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                             PERIOD
                                                                                              ENDED
                                                         YEAR ENDED JULY 31                 JULY 31
---------------------------------------------------------------------------------------------------------
                                                          2001        2000        1999         1998(a)
PER SHARE DATA
Net Asset Value - Beginning of Period                 $  15.07    $  14.21    $  12.01     $  10.00
=========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income                                     0.19        0.15        0.18         0.11
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                        (2.44)       1.05        2.26         1.98
=========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (2.25)       1.20        2.44         2.09
=========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                      0.18        0.22        0.19         0.08
Distributions from Capital Gains                          0.00        0.10        0.05         0.00
In Excess of Capital Gains                                0.19        0.02        0.00         0.00
=========================================================================================================
TOTAL DISTRIBUTIONS                                       0.37        0.34        0.24         0.08
=========================================================================================================
Net Asset Value - End of Period                       $  12.45    $  15.07    $  14.21     $  12.01
=========================================================================================================

TOTAL RETURN                                           (15.09%)      8.47%      20.40%       20.93%(c)

RATIOS
Net Assets - End of Period ($000 Omitted)             $    544    $  2,627    $  4,420     $  3,259
Ratio of Expenses to Average Net Assets(d)(e)            0.35%       0.36%       0.35%        0.46%(f)
Ratio of Net Investment Income to Average Net
   Assets(e)                                             1.03%       1.00%       1.36%        1.96%(f)
Portfolio Turnover Rate                                    43%         13%          2%           0%(c)(g)

(a) From December 23, 1997, commencement of investment operations, through July 31, 1998.
(b) The per share information was computed based on average shares for the year ended July 31, 200l.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2001, 2000 and 1999 and the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.84%, 1.00%, 1.17% and 2.51% (annualized) respectively, and ratio of net investment income (loss) to average net assets would have been (0.46%), 0.36%, 0.54% and (0.09%) (annualized), respectively.
(f) Annualized
(g) Portfolio Turnover Rate calculated to less than 0.10% for the period ended July 31, 1998.

S&P 500 INDEX FUND - INVESTOR CLASS
---------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                             PERIOD
                                                                                              ENDED
                                                                YEAR ENDED JULY 31          JULY 31
                                                          2001        2000       1999          1998(a)
---------------------------------------------------------------------------------------------------------
PER SHARE DATA

Net Asset Value - Beginning of Period                 $  15.36    $  14.39    $  12.14     $  10.00
=========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.10        0.11        0.14         0.07
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                        (2.39)       1.09        2.29         2.14
=========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (2.29)       1.20        2.43         2.21
=========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                      0.10        0.11        0.13         0.07
Distributions from Capital Gains                          0.00        0.10        0.05         0.00
In Excess of Capital Gains                                0.19        0.02        0.00         0.00
=========================================================================================================
TOTAL DISTRIBUTIONS                                       0.29        0.23        0.18         0.07
=========================================================================================================
Net Asset Value - End of Period                       $  12.78    $  15.36    $  14.39     $  12.14
=========================================================================================================

TOTAL RETURN                                           (15.07%)      8.34%      20.09%       22.11%(b)

RATIOS
Net Assets - End of Period ($000 Omitted)             $116,309    $ 92,784    $ 64,613     $ 15,065
Ratio of Expenses to Average Net Assets(c)(d)            0.63%       0.63%       0.60%        0.62%(e)
Ratio of Net Investment Income to Average Net
   Assets(d)                                             0.75%       0.74%       1.06%        1.52%(e)
Portfolio Turnover Rate                                    43%         13%          2%           0%(b)(f)

(a) From December 23, 1997, commencement of investment operations, through July 31, 1998.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2001, 2000 and 1999 and the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.99%, 0.95%, 0.99% and 1.71% (annualized) respectively, and ratio of net investment income to average net assets would have been 0.39%, 0.43%, 0.67% and 0.43% (annualized) respectively.
(e) Annualized
(f) Portfolio Turnover Rate calculated to less than 0.10% for the period ended July 31, 1998.

SMALL COMPANY GROWTH FUND - INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  PERIOD
                                                                                   ENDED
                                                       YEAR ENDED JULY 31        JULY 31                 YEAR ENDED MAY 31
-----------------------------------------------------------------------------------------------------------------------------------
                                                       2001          2000           1999(a)       1999          1998          1997
PER SHARE DATA
Net Asset Value - Beginning of Period            $    18.50    $    13.61     $    12.08    $    11.90    $    12.82      $  14.38
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                       (0.04)        (0.00)          0.00          0.00         (0.06)        (0.07)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                     (4.77)         6.88           1.53          1.35          2.56         (0.96)
===================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (4.81)         6.88           1.53          1.35          2.50         (1.03)
===================================================================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS               0.93          1.99           0.00          1.17          3.42          0.53
===================================================================================================================================
Net Asset Value - End of Period                  $    12.76    $    18.50     $    13.61    $    12.08    $    11.90      $  12.82
===================================================================================================================================

TOTAL RETURN                                        (26.53%)       53.55%         12.67%(d)     12.91%        22.65%        (7.08%)

RATIOS
Net Assets - End of Period ($000 Omitted)        $1,395,113    $1,440,445     $  452,861    $  318,109    $  272,619      $294,259
Ratio of Expenses to Average Net Assets(e)(f)         1.29%         1.20%          1.50%(g)      1.51%         1.48%         1.52%
Ratio of Net Investment Loss
   to Average Net Assets(f)                          (0.28%)       (0.34%)        (0.69%)(g)    (0.58%)       (0.42%)       (0.55%)
Portfolio Turnover Rate                                112%          186%            41%(d)       203%          158%          216%

(a) From June 1, 1999 to July 31, 1999.
(b) The per share information was computed based on average shares for the year ended July 31, 2001.
(c) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended July 31, 2000, the period ended July 31, 1999 and the year ended May 31, 1999.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2000, the period ended July 31, 1999, and the years ended May
    31, 1999 and 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.21%, 1.62% (annualized), 1.59% and 1.54%, respectively, and ratio of net investment loss to average net assets would have been (0.35%), (0.81%) (annualized), (0.66%) and (0.57%), respectively.
(g) Annualized

SMALL COMPANY GROWTH FUND - CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      YEAR            PERIOD
                                                     ENDED             ENDED
                                                   JULY 31           JULY 31
--------------------------------------------------------------------------------
                                                      2001              2000(a)

PER SHARE DATA
Net Asset Value - Beginning of Period              $ 18.37           $ 20.68
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss(b)                               (0.12)            (0.00)
Net Losses on Securities
   (Both Realized and Unrealized)                    (4.78)            (2.31)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (4.90)            (2.31)
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS              0.93              0.00
================================================================================
Net Asset Value - End of Period                    $ 12.54           $ 18.37
================================================================================

TOTAL RETURN(c)                                    (27.24%)          (11.17%)(d)

RATIOS
Net Assets - End of Period ($000 Omitted)          $ 2,034           $ 1,926
Ratio of Expenses to Average Net Assets(e)           2.13%              1.83%(f)
Ratio of Net Investment Loss to Average Net Assets  (1.12%)           (0.91%)(f)
Portfolio Turnover Rate                               112%              186%(g)


(a) From February 15, 2000, since inception of Class C, to July 31, 2000.
(b) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended July 31, 2000.
(c) The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees). (f) Annualized
(g) Portfolio Turnover Rate is calculated at the Fund level, and therefore represents the year ended July 31, 2000.

VALUE EQUITY FUND - INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  PERIOD
                                                                                   ENDED
                                                       YEAR ENDED JULY 31        JULY 31                YEAR ENDED AUGUST 31
----------------------------------------------------------------------------------------------------------------------------------
                                                       2001          2000           1999(a)       1998          1997          1996
PER SHARE DATA
Net Asset Value - Beginning of Period            $    25.15    $    29.61     $    25.68    $    28.30    $    22.24      $  19.53
==================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.11          0.11           0.17          0.26          0.35          0.35
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                     (0.15)        (1.96)          6.25         (0.43)         6.62          3.09
==================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (0.04)        (1.85)          6.42         (0.17)         6.97          3.44
==================================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income (b)               0.11          0.11           0.17          0.26          0.35          0.35
Distributions from Capital Gains                       3.81          2.50           2.32          2.19          0.56          0.38
==================================================================================================================================
TOTAL DISTRIBUTIONS                                    3.92          2.61           2.49          2.45          0.91          0.73
==================================================================================================================================
Net Asset Value - End of Period                  $    21.19    $    25.15     $    29.61    $    25.68    $    28.30      $  22.24
==================================================================================================================================

TOTAL RETURN                                          0.20%        (6.52%)        25.41%(c)     (1.06%)       32.04%        17.77%

RATIOS
Net Assets - End of Period ($000 Omitted)        $  198,905    $  248,944     $  369,982    $  349,984    $  369,766      $200,046
Ratio of Expenses to Average Net Assets(d)(e)         1.31%         1.31%          1.27%(f)      1.15%         1.04%         1.01%
Ratio of Net Investment Income
   to Average Net Assets(e)                           0.48%         0.40%          0.63%(f)      0.86%         1.35%         1.64%
Portfolio Turnover Rate                                 54%           67%            22%(c)        48%           37%           27%

(a) From September 1, 1998 to July 31, 1999.
(b) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for years ended July 31, 2001 and 2000, the period ended July 31, 1999 and the year ended August 31, 1998.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Advisor, if applicable, which is before any offset arrangements (which may include custodian and transfer agent fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2001 and 2000, the period ended July 31, 1999 and the year ended August 31, 1998. If such expenses had not be voluntarily absorbed, ratio of expenses to average net assets would have been 1.53%, 1.44%, 1.38% (annualized) and 1.19%, respectively, and ratio of net investment income to average net assets would have been 0.26%, 0.27%, 0.52% (annualized) and 0.82%, respectively.
(f) Annualized

VALUE EQUITY FUND - CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                      YEAR            PERIOD
                                                     ENDED             ENDED
                                                   JULY 31           JULY 31
--------------------------------------------------------------------------------
                                                      2001              2000(a)
PER SHARE DATA
Net Asset Value - Beginning of Period              $ 24.90           $ 24.72
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                  (0.06)            (0.06)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                    (0.14)             0.45
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (0.20)             0.39
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)               0.07              0.21
Distributions from Capital Gains                      3.81              0.00
================================================================================
TOTAL DISTRIBUTIONS                                   3.88              0.21
================================================================================
Net Asset Value - End of Period                    $ 20.82           $ 24.90
================================================================================

TOTAL RETURN(d)                                     (0.49%)            1.52%(e)

RATIOS
Net Assets - End of Period ($000 Omitted)          $ 1,024           $    96
Ratio of Expenses to Average Net Assets(f)(g)        2.04%             2.13%(h)
Ratio of Net Investment Loss to Average Net
   Assets(g)                                        (0.23%)           (0.49%)(h)
Portfolio Turnover Rate                                54%               67%(i)

(a) From February 15, 2000 since inception of Class C, to July 31, 2000.
(b) The per share information was computed based on average shares for the year ended July 31, 2001.
(c) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the year ended July 31, 2001 and the period ended July 31, 2000.
(d) The applicable CDSC fees are not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2001 and the period ended July 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.29% and 2.22% (annualized) respectively, and ratio of net investment loss to average net assets would have been (0.48%) and (0.58%) (annualized), respectively.
(h) Annualized
(i) Portfolio Turnover Rate is calculated at the Fund level, and therefore represents the year ended July 31, 2000.